                                  SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate line:

[ ] Preliminary Proxy Statement      [ ] Confidential, For Use of the
                                           Commission Only (as permitted by Rule
                                           14a-6(e)(2))

[X] Definitive Proxy Statement
[ ] Definitive Additional Material
[ ] Soliciting Material pursuant to Rule 14a-11(c) or Rule 14a-12

                                  REVLON, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

(NAME OF PERSON(S) FILING PROXY STATEMENT IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

[ ] Fee paid previously with preliminary materials:

    [ ] Check box if any part of the fee is offset as provided by Exchange Act
        Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount Previously Paid:

    (2) Form, Schedule or Registration Statement Number:

    (3) Filing Party:

    (4) Date Filed:

                                  REVLON, INC.
                               625 MADISON AVENUE
                            NEW YORK, NEW YORK 10022




                                                     April 29, 2002



Dear Stockholder:

     You are cordially invited to attend the 2002 Annual Meeting of Stockholders of Revlon, Inc., which will be held at 10:00 a.m., local time, on Friday, May 31, 2002, at Revlon's Research Center, 2121 Route 27, Edison, New Jersey 08818. The matters to be acted upon at the meeting are described in the attached Notice of Annual Meeting of Stockholders and Proxy Statement.

     While stockholders may exercise their right to vote their shares in person, we recognize that many stockholders may not be able to attend the Annual Meeting. Accordingly, we have enclosed a proxy which will enable you to vote your shares on the matters to be considered at the Annual Meeting even if you are unable to attend. If you desire to vote in accordance with management's recommendations, you need only sign, date and return the proxy in the enclosed postage-paid envelope to record your vote. Otherwise, please mark the proxy to indicate your vote; date and sign the proxy; and return it in the enclosed postage-paid envelope. In either case, you should return the proxy as soon as conveniently possible. This will not restrict your right to attend the 2002 Annual Meeting and vote your shares in person.



                                                Sincerely yours,




                                                Jack L. Stahl
                                                President and Chief Executive
                                                Officer

                                  REVLON, INC.
                               625 MADISON AVENUE
                            NEW YORK, NEW YORK 10022

                                ----------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


To the Stockholders of
Revlon, Inc.

     Notice is hereby given that the 2002 Annual Meeting of Stockholders of Revlon, Inc., a Delaware corporation (the "Company"), will be held at 10:00 a.m., local time, on Friday, May 31, 2002, at the Company's Research Center, 2121 Route 27, Edison, New Jersey 08818, for the following purposes:

     1. To elect the following persons as members of the Board of Directors of the Company to serve until the next Annual Meeting and until such directors' successors are elected and shall have been qualified: Ronald O. Perelman, Donald G. Drapkin, Meyer Feldberg, Howard Gittis, Vernon E. Jordan, Jr., Edward
J. Landau, Linda Gosden Robinson, Terry Semel, Jack L. Stahl and Martha
Stewart.

     2. To ratify the selection of KPMG LLP as the Company's independent auditors for 2002.

     3. To consider and approve the convertibility of the Company's 4,333 shares of Series B Preferred Stock into 433,333 shares of the Company's Class A Common Stock.

     4. To consider and approve the Revlon, Inc. Fourth Amended and Restated 1996 Stock Plan.

     5. To act upon a stockholder proposal, if presented at the 2002 Annual Meeting, that requests the Company implement a code of corporate conduct based upon the conventions of the International Labor Organization.

     6. To transact such other business as may properly come before the Annual Meeting.

     A proxy statement describing the matters to be considered at the 2002 Annual Meeting is attached to this notice. Only stockholders of record at the close of business on April 2, 2002 (the "Record Date") are entitled to notice of, and to vote at, the 2002 Annual Meeting and at any adjournments thereof. For at least ten days prior to the 2002 Annual Meeting and also at the 2002 Annual Meeting, a list of stockholders entitled to vote at the 2002 Annual Meeting will be available for inspection during normal business hours at the Company's Research Center, 2121 Route 27, Edison, New Jersey 08818. Such list will also be available for at least ten days prior to the 2002 Annual Meeting for such inspection at the offices of the Company's Secretary at 625 Madison Avenue, 6th Floor, New York, New York 10022.

     To ensure that your vote will be counted, please complete, date, sign and return the enclosed proxy card promptly in the enclosed postage-paid envelope, whether or not you plan to attend the 2002 Annual Meeting.

                                        BY ORDER OF THE BOARD OF DIRECTORS

                                        Robert K. Kretzman
                                        Senior Vice President, General Counsel
                                        and Secretary

April 29, 2002


          PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND
       RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE. THIS WILL ENSURE
          THAT YOUR SHARES ARE VOTED IN ACCORDANCE WITH YOUR WISHES.

                                  REVLON, INC.

                              ---------------------

                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 31, 2002

                              ---------------------

     This proxy statement is being furnished by and on behalf of the Board of Directors of Revlon, Inc. (the "Company") in connection with the solicitation of proxies to be voted at the 2002 Annual Meeting of Stockholders (the "2002 Annual Meeting") to be held at 10:00 a.m., local time, on Friday, May 31, 2002, at the Company's Research Center, 2121 Route 27, Edison, New Jersey 08818, and at any adjournments thereof. This proxy statement and the enclosed proxy card, Notice of Annual Meeting of Stockholders and Annual Report for the year ended December 31, 2001 are first being sent to stockholders on or about April 29, 2002. The Annual Report does not form any part of the material for the solicitation of proxies.

     At the 2002 Annual Meeting, stockholders will be asked to (1) elect the following persons as directors of the Company until the Company's next Annual Meeting and until such directors' successors are elected and shall have been qualified: Ronald O. Perelman, Donald G. Drapkin, Meyer Feldberg, Howard Gittis, Vernon E. Jordan, Jr., Edward J. Landau, Linda Gosden Robinson, Terry Semel, Jack L. Stahl and Martha Stewart; (2) ratify the selection of KPMG LLP as the Company's independent auditors for 2002; (3) consider and approve the convertibility of the Company's 4,333 shares of Series B Preferred Stock into 433,333 shares of the Company's Class A Common Stock (the "Series B Preferred Stock Conversion Rights"); (4) consider and approve the Revlon, Inc. Fourth Amended and Restated 1996 Stock Plan (the "Amended Stock Plan"); (5) consider a stockholder proposal, if presented at the meeting, that requests the Company implement a code of corporate conduct based on the conventions of the International Labor Organization (an "ILO-Based Code of Conduct"); and (6) take such other action as may properly come before the 2002 Annual Meeting or any adjournments thereof.

     The principal executive offices of the Company are located at 625 Madison Avenue, New York, New York 10022 and the telephone number is (212) 527-4000.

SOLICITATION AND VOTING OF PROXIES; REVOCATION

     All proxies properly executed and received by the Company, unless such proxies have been previously revoked, will be voted on all matters presented at the 2002 Annual Meeting in accordance with the instructions given by the person executing such proxy or, in the absence of such instructions, will be voted (1) FOR the election to the Board of Directors of each of the ten nominees identified in this Proxy Statement; (2) FOR the ratification of the selection of KPMG LLP as the Company's independent auditors for 2002; (3) FOR approval of the Series B Preferred Stock Conversion Rights; (4) FOR approval of the Amended Stock Plan; and (5) AGAINST the stockholder proposal concerning the Company's implementation of an ILO-Based Code of Conduct. The Company has no knowledge of any other matters to be brought before the meeting. The deadline for receipt by the Secretary of the Company of stockholder proposals for inclusion in the proxy materials for presentation at the 2002 Annual Meeting was December 31, 2001. The Company received one stockholder proposal which is included in these proxy materials. Additionally, pursuant to the Company's by-laws, in order for business (other than stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act and business specified in the notice of meeting or any supplement thereto) to be properly brought before the 2002 Annual Meeting, notice of such business, including among other things, (i) information regarding the proposed business to be brought before such meeting; (ii) the identity of the stockholder; and (iii) the class of shares of the Company which are owned beneficially or of record by such stockholder, must have been received by the Company between March 3, 2002 and April 2, 2002. No such matters have been received by the Company. However, if any other matters are properly presented before the 2002 Annual Meeting for action, in the absence of other instructions it is intended that the persons named in the enclosed proxy and acting thereunder will vote in accordance with their best judgment on such matters.

     The submission of a signed proxy will not affect a stockholder's right to attend, or to vote in person at, the 2002 Annual Meeting. Stockholders who execute a proxy may revoke it at any time before it is voted by filing a written revocation with the Secretary of the Company at 625 Madison Avenue, 6th Floor, New York, New York 10022, Attention: Secretary, by executing a proxy bearing a later date or by attending the 2002 Annual Meeting and voting in person.

     THE ACCOMPANYING FORM OF PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. Solicitation of proxies may be made by mail and also may be made by personal interview, telephone and facsimile transmission and by directors, officers and employees of the Company without special compensation therefor. The Company expects to reimburse banks, brokers and other persons for their reasonable out-of-pocket expenses incurred in handling proxy materials for beneficial owners.

RECORD DATE; VOTING RIGHTS

     Only holders of record of shares of the Company's Class A common stock, par value $.01 per share ("Class A Common Stock"), Class B common stock, par value $.01 per share ("Class B Common Stock" and, together with the Class A Common Stock, the "Common Stock"), and the Company's Series B Preferred Stock (the "Series B Preferred Stock") at the close of business on April 2, 2002 (the "Record Date") will be entitled to notice of and to vote at the 2002 Annual Meeting or any adjournments thereof. On the Record Date, there were issued and outstanding (i) 20,516,135 shares of the Company's Class A Common Stock, each of which is entitled to one vote, (ii) 31,250,000 shares of the Company's Class B Common Stock, each of which is entitled to ten votes and (iii) 4,333 shares of the Company's Series B Preferred Stock, each of which is entitled to 100 votes. Of that total, (a) 11,650,000 shares of the Company's Class A Common Stock, (b) all of the shares of the Company's Class B Common Stock, and (c) all of the shares of the Company's Series B Preferred Stock (each of which are convertible into 100 shares of the Company's Class A Common Stock, which conversion rights are subject to approval by the Company's stockholders at the 2002 Annual Meeting (See Proposal No. 3--"Approval of Series B Preferred Stock Conversion Rights")), are beneficially owned by MacAndrews & Forbes Holdings Inc. ("MacAndrews Holdings"), a corporation wholly owned indirectly through Mafco Holdings Inc. ("Mafco Holdings" and, collectively with MacAndrews Holdings, "MacAndrews & Forbes") by Ronald O. Perelman, Chairman of the Board of Directors of the Company. The shares identified in subclause (i), (ii) and
(iii) above represent approximately 97.3% of the combined voting power of the outstanding shares of the Company which are entitled to vote at the 2002 Annual Meeting, which includes the Company's Common Stock and Series B Preferred Stock. The presence in person or by duly executed proxy of the holders of a majority in total number of votes of the issued and outstanding shares of Common Stock and the Series B Preferred Stock entitled to vote at the 2002 Annual Meeting is necessary to constitute a quorum in order to transact business. MacAndrews & Forbes has informed the Company that it will vote (1) FOR the election to the Board of Directors of each of the ten nominees identified in this Proxy Statement; (2) FOR the ratification of the selection of KPMG LLP as the Company's independent auditors for 2002; (3) FOR approval of the Series B Preferred Stock Conversion Rights; (4) FOR approval of the Amended Stock Plan; and (5) AGAINST the stockholder proposal concerning the Company's implementation of an ILO-Based Code of Conduct. Accordingly, the affirmative vote of MacAndrews & Forbes is sufficient, without the concurring vote of any other stockholder of the Company, to approve and adopt proposals No. 1, No. 2, No. 3 and No. 4 and to reject proposal No. 5, each of which are to be considered at the 2002 Annual Meeting.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

     The Board of Directors of the Company, pursuant to the By-laws of the Company, has fixed the number of directors at ten effective as of the date of the 2002 Annual Meeting. The directors nominated for election will be elected at the 2002 Annual Meeting to serve until the next succeeding Annual Meeting of the Company and until their successors are elected and shall have qualified. All of the nominees are currently members of the Board of Directors. All nominees, if elected, are expected to serve until the next succeeding Annual Meeting. The proxies solicited hereby will be voted FOR the election of the nominees listed herein.

     The Board of Directors has been informed that all of the nominees are willing to serve as directors, but if any of them should decline or be unable to serve, the Board of Directors may, unless the Board by resolution provides for a lesser number of directors, designate substitute nominees, in which event the individuals named in the enclosed proxy will vote for the election of such substitute nominee or nominees. The Board of Directors has no reason to believe that any nominee will be unable or unwilling to serve.

              VOTE REQUIRED AND BOARD OF DIRECTORS' RECOMMENDATION

     The election to the Board of Directors of each of the ten nominees identified in this Proxy Statement will require the affirmative vote of a plurality of the votes cast by the holders of shares of Common Stock and the Series B Preferred Stock present in person or represented by proxy at the 2002 Annual Meeting and entitled to vote. In tabulating the vote, abstentions will be disregarded and have no effect on the outcome of the vote. MacAndrews & Forbes has informed the Company that it will vote FOR the election to the Board of Directors of each of the ten nominees identified in this Proxy Statement.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ELECTION TO THE BOARD OF DIRECTORS OF EACH OF THE TEN NOMINEES IDENTIFIED BELOW.

NOMINEES FOR ELECTION AS DIRECTORS

     The name, age (as of December 31, 2001), principal occupation for the last five years, selected biographical information and period of service as a director of the Company of each of the nominees for election as a director are set forth below.

     MR. PERELMAN (58) has been Chairman of the Board of Directors of the Company and of the Company's wholly owned subsidiary Revlon Consumer Products Corporation ("Products Corporation") since June 1998, Chairman of the Executive Committee of the Board of the Company and of Products Corporation since November 1995, and a Director of the Company and of Products Corporation since their respective formations in 1992. Mr. Perelman has been Chairman of the Board and Chief Executive Officer of MacAndrews & Forbes and various of its affiliates since 1980. Mr. Perelman is also Chairman of the Executive Committee of the Board of Directors of M&F Worldwide Corp. ("M&F Worldwide") and Chairman of the Board of Directors of Panavision Inc. ("Panavision"). Mr. Perelman is also a Director of the following corporations which file reports pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"): Golden State Bancorp Inc. ("Golden State"), Golden State Holdings Inc. ("Golden State Holdings"), M&F Worldwide, Panavision and REV Holdings Inc. ("REV Holdings").

     JACK L. STAHL (48) was appointed President and Chief Executive Officer of Revlon, Inc. in February 2002. Mr. Stahl served as President and Chief Operating Officer of The Coca Cola Company ("Coca Cola") from February 17, 2000 to March 4, 2001. Prior to that, Mr. Stahl held various senior executive positions at Coca Cola where he began his career in 1979.

     MR. DRAPKIN (53) has been a Director of the Company and of Products Corporation since their respective formations in 1992. He has been Vice Chairman of the Board of MacAndrews & Forbes and various of its affiliates since 1987. Mr. Drapkin was a partner in the law firm of Skadden, Arps, Slate, Meagher & Flom for more than five years prior to 1987. Mr. Drapkin is also a Director of the following corporations which file reports pursuant to the Exchange Act: Anthracite Capital, Inc., BlackRock Asset Investors, The Molson Companies Limited, Panavision, Playboy Enterprises, Inc., SIGA Technologies, Inc. and Warnaco Group, Inc.

     PROFESSOR FELDBERG (59) has been a Director of the Company since February 1997. Professor Feldberg has been the Dean of Columbia Business School, New York City, for more than the past five years. Professor Feldberg is also a Director of the following corporations which file reports pursuant to the Exchange Act: Brinson Advisors Funds (formerly known as Paine Webber Group, Inc.) (22 directorships within such fund complex), Federated Department Stores, Inc., PRIMEDIA Inc., sappi Limited and Select Medical Corporation.

     MR. GITTIS (67) has been a Director of the Company and of Products Corporation since their respective formations in 1992. He has been Vice Chairman of the Board of MacAndrews & Forbes and various of its affiliates since 1985. Mr. Gittis is also a Director of the following corporations which file reports pursuant to the Exchange Act: Golden State, Golden State Holdings, Jones Apparel Group, Inc., Loral Space & Communications Ltd., M&F Worldwide, REV Holdings and Sunbeam Corporation ("Sunbeam").

     MR. JORDAN (66) has been a Director of the Company since June 1996. Mr. Jordan has been a Managing Director of Lazard Freres & Co. LLC since January 2000. Since January 2000, Mr. Jordan has been Of Counsel at the Washington, D.C. law firm of Akin, Gump, Strauss, Hauer & Feld, LLP and was a Senior Partner of such firm for more than five years prior thereto. Mr. Jordan is also a Director of the following corporations which file reports pursuant to the Exchange Act: America OnLine Latin America, American Express Company, Callaway Golf Company, Clear Channel Communications, Inc., Dow Jones & Company, Inc., J.C. Penney Company, Inc., Sara Lee Corporation and Xerox Corporation. He is also a trustee of Howard University.

     MR. LANDAU (71) has been a Director of the Company since June 1996. Mr. Landau has been Of Counsel at the law firm of Wolf, Block, Schorr and Solis-Cohen LLP since February 1998, and was a Senior Partner of Lowenthal, Landau, Fischer & Bring, P.C., a predecessor to such firm, for more than five years prior to that date. He has been a Director of Products Corporation since June 1992. Mr. Landau is also a Director of Offitbank Investment Fund, Inc., which files reports pursuant to the Exchange Act.

     MS. ROBINSON (48) has been a Director of the Company since June 1996. Ms. Robinson has been Chairman of Robinson Lerer & Montgomery, LLC, a New York City strategic communications consulting firm, since May 1996. Ms. Robinson was Chief Executive Officer of Robinson Lerer & Montgomery, from May 1996 until January 2002. In March 2000, Robinson Lerer & Montgomery was acquired by Young & Rubicam Inc. ("Y&R") and Ms. Robinson has served as Vice Chairman of Y&R since March 2000. In October 2000, Y&R was acquired by the WPP Group plc. For more than five years prior to May 1996 she was Chairman of the Board and Chief Executive Officer of Robinson Lerer Sawyer Miller Group, or its predecessors. Ms. Robinson is a trustee of Mt. Sinai NYU Health.

     MR. SEMEL (58) has been a Director of the Company since June 1996. Mr. Semel has been Chairman and Chief Executive Officer of Yahoo! Inc. ("Yahoo!") since May 2001. He was Chairman of Windsor Media, Inc., Los Angeles, a diversified media company, from October 1999 until April 2001. He was Chairman of the Board and Co-Chief Executive Officer of the Warner Bros. Division of Time Warner Entertainment LP ("Warner Brothers"), Los Angeles, from March 1994 until October 1999 and of Warner Music Group, Los Angeles, from November 1995 until October 1999. For more than ten years prior to that he was President of Warner Brothers or its predecessor, Warner Bros. Inc. Mr. Semel is also a Director of the following corporations which file reports pursuant to the Exchange Act: Yahoo! and Polo Ralph Lauren Corporation.

     MS. STEWART (60) has been a Director of the Company since June 1996. Ms. Stewart is the Chairman of the Board and Chief Executive Officer of Martha Stewart Living Omnimedia, Inc., New York City (formerly Martha Stewart Living Omnimedia, LLC, New York City). She has been an author, founder of the magazine Martha Stewart Living, creator of a syndicated television series, a syndicated newspaper column and a catalog company, and a lifestyle consultant and lecturer for more than the past five years. Ms. Stewart is also a Director of Martha Stewart Living Omnimedia, Inc., which files reports pursuant to the Exchange Act.

BOARD OF DIRECTORS AND ITS COMMITTEES

     The Board of Directors has an Executive Committee, an Audit Committee and a Compensation and Stock Plan Committee (the "Compensation Committee").

     The Executive Committee consists of Messrs. Perelman and Gittis and Stahl. The Executive Committee may exercise all of the powers and authority of the Board, except as otherwise provided under the Delaware General Corporation Law. The Executive Committee also serves as the Company's nominating committee for Board membership.

                             AUDIT COMMITTEE REPORT

     The Audit Committee of the Company's Board of Directors currently consists of three independent directors, each of whom satisfy the independence, financial literacy and experience requirements of the New York Stock Exchange (the "NYSE"). The Audit Committee operates under a written charter adopted by the Board of Directors, a copy of which was filed with the Company's proxy statement for its 2001 Annual Meeting and which has been previously reviewed by the Audit Committee. The charter has not been amended since such filing. The members of the Audit Committee are Messrs. Feldberg, Landau (Chairman) and Ms. Robinson, each of whom was a member of the Audit Committee during all of 2001 and remains a member as of the date of this report. The Audit Committee's policy is to provide assistance to the Board of Directors in fulfilling its oversight responsibility to the stockholders, potential stockholders, the investment community, and others relating to the Company's financial statements and the financial reporting process, the systems of internal accounting and financial controls, the internal audit function, the annual independent audit of the Company's financial statements, and the legal compliance and ethics programs as established by management and the Board. The Audit Committee makes recommendations to the Board of Directors regarding the engagement of the Company's independent auditors for ratification by the Company's stockholders, discusses with the auditors their independence from management, reviews the plan, scope and results of the audit, and reviews with the auditors and management the Company's policies and procedures with respect to internal accounting and financial controls, changes in accounting policy and the scope of the non-audit services which may be performed by the Company's independent auditors, among other things. The Audit Committee reviews interim financial statements and the annual financial statements which are included in the Company's Annual Report on Form 10-K with management and the auditors.

     Management is responsible for the Company's financial reporting process, the preparation of consolidated financial statements in accordance with generally accepted accounting principles, and the system of internal controls and procedures designed to insure compliance with accounting standards and applicable laws and regulations. The Company's independent accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee's responsibility is to monitor, oversee and review these processes. In this context, the Audit Committee has met and held in depth discussions with management and the independent accountants on a regular basis during 2001, including regular executive sessions with the Company's independent auditors.

     The members of the Audit Committee are not professionally engaged in the practice of accounting or auditing and are not experts in the field of accounting or auditing. The Audit Committee relies, without independent verification, on the information provided to it and on the representations made by the Company's management and the independent accountants that the Company's financial statements have been prepared in conformity with generally accepted accounting principles.

     Management represented to the Audit Committee that the Company's audited consolidated financial statements for the year 2001 were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the audited consolidated financial statements with management and the independent accountants. The Audit Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU
Section 380). The Audit Committee has received the written disclosures and the letter from the Company's independent accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) describing all relationships between the independent accountants and the Company that might bear on the independent accountant's independence consistent with Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). The Audit Committee has discussed with the independent accountants any relationship that may have an impact on that firm's objectivity and independence and satisfied itself as to the independent accountant's independence. The Audit Committee also considered whether the provision of non-audit services by the independent accountants is compatible with maintaining the independent accountant's independence. The Audit Committee also reviewed, among other things, the amount of fees paid to the independent accountants for audit and non-audit services (See "Ratification of Selection of Auditors").

     Based on the Audit Committee's aforementioned review and discussions of the Company's audited consolidated financial statements with management, the Company's internal auditors and the independent accountants and the other reviews and discussions with auditors referred to in the preceding paragraph, subject to the limitations on our role and responsibility described above and in the Audit Committee Charter, the Audit Committee recommended to the Board of Directors that the Company's audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2001 for filing with the Securities and Exchange Commission. The Audit Committee also recommended the selection of KPMG LLP as the Company's independent accountants for 2002, and based upon our recommendation, the Board of Directors has selected KPMG LLP as the Company's independent accountants for the fiscal year ending December 31, 2002, subject to stockholder ratification (See "Ratification of Selection of Auditors").

Respectfully submitted,

Audit Committee
Edward J. Landau, Esq., Chairman
Meyer Feldberg
Linda Gosden Robinson

     The Compensation Committee, currently consisting of Messrs. Gittis, Drapkin, Landau and Semel, makes recommendations to the Board of Directors regarding compensation and incentive arrangements (including performance-based arrangements and bonus awards under the Revlon Executive Bonus Plan) for the Chief Executive Officer, other executive officers, officers and other key managerial employees of the Company. The Compensation Committee also considers and recommends awards pursuant to the Revlon, Inc. Amended and Restated 1996 Stock Plan (the "Amended Stock Plan"), as may be amended and restated from time to time, and administers such plan.

     Beginning in 2001, pursuant to the terms of the Revlon Executive Bonus Plan, the Compensation Committee has the right to delegate to an administrator (who is an employee or officer of the Company) (the "Compensation Administrator") the power and authority to administer the Revlon Executive Bonus Plan for employees of the Company, other than the Company's chief executive officer and other covered employees as defined in Treasury Regulation 1.162-27(c)(2) ("Section 162(m) Officers"), which would include the authority to set business and personal performance objectives, to determine whether such objectives were met, to determine whether bonus awards would be paid out or deferred and to determine whether an award should be reduced or eliminated. Additionally, in 2001 Section 157(c) of the Delaware General Corporation Law was amended to provide that the Company's Board of Directors (or the Compensation Committee acting on behalf of the Board) may authorize one or more officers of the Company (the "Stock Plan Administrator") to designate officers and employees of the Company or of any of its subsidiaries to be issued Awards under the Amended Stock Plan and to determine the number of options, shares or other rights to be issued to such officers and employees. The terms of the Awards, including the exercise price of any options (which may be determined pursuant to a formula, which in the case of the Amended Stock Plan, is the closing price of the Company's Class A Common Stock on the NYSE on the grant date), as well as the total number of options, shares or other rights that may be awarded by the Stock Plan Administrator, must be set by the Board of Directors or the Compensation Committee acting on behalf of the Board within the resolutions appointing the Stock Plan Administrator. The Stock Plan Administrator may not, however, designate himself or herself as a recipient of an Award under the Amended Stock Plan; any such Award must be approved by the Board or the Compensation Committee acting on behalf of the Board. The Company reserves the right to adopt procedures in 2002 to implement the foregoing provisions of the Delaware General Corporation Law.

     During 2001, the Board of Directors held five meetings and acted three times by unanimous written consent, the Executive Committee acted two times by unanimous written consent, the Audit Committee held six meetings and acted once by unanimous written consent and the Compensation Committee acted seven times by unanimous written consent. During 2001, all Directors (other than Ms. Stewart) attended 75% or more of the meetings of the Board of Directors and of the committees of which they were members.

COMPENSATION OF DIRECTORS

     Directors who currently are not receiving compensation as officers or employees of the Company or any of its affiliates ("Non-Employee Directors") are paid an annual retainer fee of $35,000, payable in quarterly installments, and a fee of $1,000 for each meeting of the Board of Directors or any committee thereof they attend. In addition, the Compensation Committee on July 13, 2001 granted options to purchase 7,500 shares of the Company's Class A Common Stock to each of the Company's Non-Employee Directors, which options consist of non-qualified options having a term of 10 years, vest 25% on each anniversary of the grant date and will become 100% vested on the fourth anniversary of the grant date, and have an exercise price equal to $7.26, the closing price per share on the NYSE of the Company's Class A Common Stock on the grant date.

                               EXECUTIVE OFFICERS

     The following table sets forth each of the executive officers of the Company as of December 31, 2001, except for Mr. Jack L. Stahl who joined the Company in February 2002.


NAME                POSITION
----                --------
Jack L. Stahl       President and Chief Executive Officer
Jeffrey M. Nugent   Former President and Chief Executive Officer
Douglas H. Greeff   Executive Vice President and Chief Financial Officer
Paul E. Shapiro     Executive Vice President and Chief Administrative Officer

     The following sets forth the ages, positions held with the Company and selected biographical information for the executive officers of the Company, in each case as of December 31, 2001.

     MR. STAHL (48) was appointed President and Chief Executive Officer of Revlon, Inc. in February 2002. Mr. Stahl served as President and Chief Operating Officer of Coca Cola from February 17, 2000 to March 4, 2001. Prior to that, Mr. Stahl held various senior executive positions at Coca Cola where he began his career in 1979

     MR. GREEFF (45) has been Executive Vice President and Chief Financial Officer of the Company and of Products Corporation since May 2000. From September 1998 to May 2000 he was Managing Director, Fixed Income Global Loans, and Co-head of Leverage Finance at Salomon Smith Barney Inc. From January 1994 until August 1998 Mr. Greeff was Managing Director, Global Loans and Head of Leverage and Acquisition Finance at Citibank N.A.

     MR. SHAPIRO (60) has been Executive Vice President and Chief Administrative Officer of the Company since August 2001 and of Products Corporation since September 2001. From June 1998 until July 2001, he was Executive Vice President and Chief Administrative Officer of Sunbeam and The Coleman Company, Inc. ("Coleman"). Mr. Shapiro served as a Director of Coleman from June 1998 until July 2001. Mr. Shapiro previously held the position of Executive Vice President of Coleman from July 1997 until its acquisition by Sunbeam in March 1998. From January 1994, before joining Coleman, he was Executive Vice President and Chief Administrative Officer of Marvel Entertainment Group, Inc. Mr. Shapiro is a member of the Board of Directors of Toll Brothers, Inc., which files reports pursuant to the Exchange Act.

     MR. NUGENT (55) was President and Chief Executive Officer of the Company and of Products Corporation from December 1999 until February 14, 2002. He had been a Director of the Company and of Products Corporation since February 2000. He had been Worldwide President and Chief Executive

Officer of Neutrogena Corporation from January 1995 until December 1999. Prior to that, Mr. Nugent held various senior executive positions at Johnson & Johnson.

                             EXECUTIVE COMPENSATION

     The following table sets forth information for the years indicated concerning the compensation awarded to, earned by or paid to the persons who served as Chief Executive Officer of the Company during 2001 and the four most highly paid executive officers (see footnote (a) below), other than the Chief Executive Officer, who served as executive officers of the Company during 2001 (collectively, the "Named Executive Officers"), for services rendered in all capacities to the Company and its subsidiaries during such periods.

                           SUMMARY COMPENSATION TABLE

                                                                                         LONG-TERM
                                                                                       COMPENSATION
                                                ANNUAL COMPENSATION (a)                   AWARDS
                                        ---------------------------------------- -------------------------
                                                                                  RESTRICTED                 ALL OTHER
                                                                   OTHER ANNUAL      STOCK     SECURITIES      ANNUAL
                                           SALARY                  COMPENSATION     AWARDS     UNDERLYING   COMPENSATION
NAME AND PRINCIPAL POSITION       YEAR      ($)       BONUS ($)         ($)         ($) (b)      OPTIONS        ($)
---------------------------       ----      ---       ---------         ---         -------      -------        ---
Jeffrey M. Nugent ............... 2001   1,150,000          (c)       333,078       666,000       75,000      194,953
 Former President and             2000   1,000,000     500,000        430,948            --      100,000      489,454
 Chief Executive Officer (c)      1999     160,256           0         36,382            --      300,000       38,743
Douglas H. Greeff ............... 2001     731,375     361,200         16,513       333,000       50,000        8,786
 Executive Vice                   2000     422,500     450,000          7,868            --      100,000            0
 President and Chief
 Financial Officer (d)
Paul E. Shapiro ................. 2001     207,692     500,000          5,671       333,000      100,000            0
 Executive Vice
 President and Chief
 Administrative Officer (e)

----------
(a) The amounts shown in Annual Compensation for 2001, 2000 and 1999 reflect salary, bonus and other annual compensation (including perquisites and other personal benefits valued in excess of $50,000) and amounts reimbursed for payment of taxes awarded to, earned by or paid to the persons listed for services rendered to the Company and its subsidiaries. For the periods reported, the Company had an Executive Bonus Plan in which executives participated (including Messrs. Nugent, Greeff and Shapiro) (see "Employment Agreements and Termination of Employment Arrangements"). The Executive Bonus Plan provided for payment of cash compensation upon the achievement of predetermined business and personal performance objectives during the calendar year which are established by the Compensation Committee. The Company did not have any "executive officers" during 2001 other than Messrs. Nugent, Greeff and Shapiro. Accordingly, for 2001 the Company is reporting the compensation of Messrs. Nugent, Greeff and Shapiro. Mr. Greeff's compensation is reported for 2001 and 2000 only because he did not serve as an executive officer of the Company prior to May 2000. Mr. Shapiro's compensation is reported for 2001 only because he did not serve as an executive officer of the Company prior to 2001. Effective February 14, 2002, Jeffrey M. Nugent, the Company's former President and Chief Executive Officer, ceased employment with the Company. On February 19, 2002, the Company announced its appointment of Jack L. Stahl as its President and Chief Executive Officer.

(b) See footnotes (c), (d) and (e) below for information concerning the number, value, vesting schedules and dividends on restricted stock awards to the Named Executive Officers under the Amended Stock Plan.

(c) Mr. Nugent served as President and Chief Executive Officer of the Company during 1999, 2000 and 2001. Mr. Nugent ceased employment with the Company effective February 14, 2002 and is not entitled to a bonus in respect of 2001. The amount shown for Mr. Nugent under Other Annual Compensation for 2001 includes $333,078 in respect of gross ups for taxes on imputed income arising out of (i) personal use of a Company-provided automobile, (ii) premiums paid or reimbursed by the Company in respect of life insurance,
     (iii) reimbursements for mortgage principal and interest payments pursuant to Mr. Nugent's employment agreement and (iv) relocation expenses paid or reimbursed by the Company in 2001. The amount shown under All Other

     Compensation for 2001 reflects (i) $15,289 in Company-paid relocation expenses, (ii) $38,058 in respect of life insurance premiums, and (iii) $141,606 of additional compensation in respect of interest and principal payments on a bank loan obtained by Mr. Nugent to purchase a principal residence in the New York metropolitan area pursuant to his employment agreement (See "Employment Agreements and Termination of Employment Arrangements"). On June 18, 2001 (the "Grant Date"), Mr. Nugent was awarded a grant of 100,000 shares of restricted stock under the Amended Stock Plan. The value of such restricted stock award to Mr. Nugent reflected in the table is based on $6.66, the closing price of the Company's Class A Common Stock on the NYSE on December 31, 2001. Provided Mr. Nugent remained continuously employed by the Company, his 2001 restricted stock award would have vested as to one-third of the restricted shares on the day after which the 20-day average of the closing price of the Company's Class A Common Stock on the NYSE equals or exceeds $20.00, an additional one-third of such restricted shares would have vested on the day after which such 20-day average closing price equals or exceeds $25.00 and the balance would have vested on the day after which such 20-day average closing price equals or exceeds $30.00, provided (i) subject to clause (ii) below, no portion of Mr. Nugent's restricted stock award would have vested until the second anniversary of the Grant Date, (ii) all of the shares of restricted stock awarded to Mr. Nugent would have vested immediately in the event of a "change of control" as defined in the restricted stock agreement, and (iii) all of the shares of restricted stock granted to Mr. Nugent which had not previously vested would have fully vested on the third anniversary of the Grant Date. No dividends will be paid on unvested restricted stock. Mr. Nugent received a bonus of $500,000 in respect of 2000 pursuant to the terms of his employment agreement. The amount shown for Mr. Nugent under Other Annual Compensation for 2000 includes $430,948 in respect of gross ups for taxes on imputed income arising out of (i) personal use of a Company-provided automobile, (ii) premiums paid or reimbursed by the Company in respect of life insurance, (iii) reimbursements for mortgage principal and interest payments pursuant to Mr. Nugent's employment agreement and (iv) relocation expenses paid or reimbursed by the Company in 2000. The amount shown under All Other Compensation for 2000 reflects (i) $17,369 in life insurance premiums, (ii) $365,880 in Company-paid relocation expenses and (iii) $106,205 of additional compensation in respect of interest and principal payments on a bank loan obtained by Mr. Nugent to purchase a principal residence in the New York metropolitan area pursuant to his employment agreement (See "Employment Agreements and Termination of Employment Arrangements"). The amount shown for Mr. Nugent under Salary for 1999 is comprised of $76,923 in salary and $83,333 earned by Mr. Nugent for consulting services provided by Mr. Nugent to the Company. Mr. Nugent did not receive a bonus in respect of 1999. The amount shown for Mr. Nugent under Other Annual Compensation for 1999 includes a payment of $36,382 in respect of gross ups for taxes on imputed income arising out of relocation expenses paid or reimbursed by the Company in 1999. The amount shown under All Other Compensation for 1999 reflects $38,743 in Company-paid relocation expenses.

(d) Mr. Greeff served as Executive Vice President and Chief Financial Officer of the Company during 2000 and 2001. Mr. Greeff received a bonus of $361,200, of which $211,200 was paid pursuant to the terms of his employment agreement as a special bonus in respect of the Loan Payment (see "Employment Agreements and Termination of Employment Arrangements") and the balance of $150,000 was paid in respect of 2001 pursuant to the Revlon Executive Bonus Plan as a short-term cash bonus in recognition of the Company's successful refinancing of its credit agreement in 2001 with a new 2001 Credit Agreement and issuing the new 12% Senior Secured Notes. The amount shown for Mr. Greeff under Other Annual Compensation for 2001 includes $16,513 in respect of gross ups for taxes on imputed income arising out of personal use of a Company-provided automobile. The amounts shown under All Other Compensation for 2001 reflect (i) $4,436 in life insurance premiums and (ii) $4,350 in respect of matching contributions under the Revlon Employees' Savings, Investment, and Profit Sharing Plan. On the Grant Date, Mr. Greeff was awarded a grant of 50,000 shares of restricted stock under the Amended Stock Plan. The value of such restricted stock award to Mr. Greeff reflected in the table is based on $6.66, the closing price of the Company's Class A Common Stock on the NYSE on December 31, 2001. Provided Mr. Greeff remains continuously employed by the Company, his 2001 restricted stock award will vest as to one-third of the restricted shares on the day after which the 20-day average of the closing price of the Company's Class A Common Stock on the NYSE equals or exceeds $20.00, an additional one-third of such restricted shares will vest on the day after which such 20-day average closing price equals or exceeds $25.00 and the balance will vest on the day after which such 20-day average closing price equals or exceeds $30.00, provided (i) subject to clause (ii) below, no portion of Mr. Greeff's restricted stock award will vest until the second anniversary of the Grant Date, (ii) all of the shares of restricted stock awarded to Mr. Greeff will vest immediately in the event of a "change of control" as defined in the restricted stock agreement, and (iii) all of the shares of restricted stock granted to Mr. Greeff which have not previously vested will fully vest on the third anniversary of the Grant Date. No dividends will be paid on unvested restricted stock. Mr. Greeff received a bonus of $450,000 in respect of 2000 pursuant to the terms of his employment agreement. The amount shown for Mr. Greeff under Other Annual Compensation for 2000 includes $7,868 in respect of gross ups for taxes on imputed income arising out of personal use of a Company-provided automobile.

(e) Mr. Shapiro became Executive Vice President and Chief Administrative Officer of the Company in August 2001. Mr. Shapiro received a bonus of $500,000 in respect of 2001 pursuant to the terms of his employment agreement. The amount shown for Mr. Shapiro under Other Annual Compensation for 2001 includes $5,671 in respect of gross ups for taxes on imputed income arising out of personal use of a Company-provided automobile. On the Grant Date, Mr. Shapiro was awarded a grant of (subject to his election as an executive officer of the Company) 50,000 shares of restricted stock under the Amended Stock Plan. The value of such restricted stock award to Mr. Shapiro reflected in the table is based on $6.66, the closing price of the Company's Class A Common Stock on the NYSE on December 31, 2001. Provided Mr. Shapiro remains continuously employed by the Company, his 2001 restricted stock award will vest as to one-third of the restricted shares on the day after which the 20-day average of the closing price of the Company's Class A Common Stock on the NYSE equals or exceeds $20.00, an additional one-third of such restricted shares will vest on the day after which such 20-day average closing price equals or exceeds $25.00 and the balance will vest on the day after which such 20-day average closing price equals or exceeds $30.00, provided (i) subject to clause (ii) below, no portion of Mr. Shapiro's restricted stock award will vest until the second anniversary of the Grant Date, (ii) all of the shares of restricted stock awarded to Mr. Shapiro will vest immediately in the event of a "change of control" as defined in the restricted stock agreement, and (iii) all of the shares of restricted stock granted to Mr. Shapiro which have not previously vested will fully vest on the third anniversary of the Grant Date. Mr. Shapiro will be considered to have been continuously employed by the Company if his employment agreement is not extended beyond its initial term which expires on July 31, 2003 or his employment is terminated prior to June 18, 2003 other than either for (i) "good reason" as defined in the Company's Executive Severance Policy, or (ii) "cause". No dividends will be paid on unvested restricted stock.

                      OPTION GRANTS IN THE LAST FISCAL YEAR

     During 2001, the following grants of stock options were made pursuant to the Amended Stock Plan to the Named Executive Officers:

                                                                                                             GRANT
                                                                                                             DATE
                                                          INDIVIDUAL GRANTS                                VALUE (a)
                              -------------------------------------------------------------------------    ---------
                                                           PERCENT OF
                                     NUMBER OF           TOTAL OPTIONS                                       GRANT
                               SECURITIES UNDERLYING       GRANTED TO        EXERCISE                        DATE
                                      OPTIONS             EMPLOYEES IN        OR BASE       EXPIRATION      PRESENT
NAME                                GRANTED (#)           FISCAL YEAR      PRICE ($/SH)        DATE        VALUE ($)
----                                -----------           -----------      ------------        ----        ---------
Jeffrey M. Nugent .........            75,000                  7%              5.66           6/18/11       285,395
Douglas H. Greeff .........            50,000                  5%              4.90           3/26/11       163,966
Paul E. Shapiro ...........           100,000                  9%              5.66           6/18/11       380,530

     The grants made during 2001 under the Amended Stock Plan to Messrs. Nugent and Shapiro were awarded on June 18, 2001 pursuant to each of their employment agreements, consist of non-qualified options having a term of 10 years, vest 25% on each anniversary of the grant date and will become 100% vested on the fourth anniversary of the grant date, and have an exercise price equal to the closing price per share on the NYSE of the Company's Class A Common Stock on the grant date, as indicated in the table above. The options granted to Mr. Greeff in 2001 under the Amended Stock Plan were made on March 26, 2001 pursuant to his amended employment agreement, consist of non-qualified options having a term of 10 years, vest 25% on each anniversary of the grant date and will become 100% vested on the fourth anniversary of the grant date and have an exercise price equal to the closing price per share on the NYSE of the Company's Class A Common Stock on the grant date, as indicated in the table above. During 2001, the Company also granted an option to purchase 225,000 shares of the Company's Class A Common Stock pursuant to the Amended Stock Plan to Mr. Perelman, the Chairman of the Board of Directors of the Company. The option will vest 25% on each anniversary of the grant date and will become 100% vested on the fourth anniversary of the grant date and has an exercise price of $5.66, the closing price per share on the NYSE of the Company's Class A Common Stock on June 18, 2001, the date of the grant. During 2001, the Company also granted 120,000 restricted shares of Revlon, Inc. Class A Common Stock to Mr. Perelman pursuant to the Amended Stock Plan. Provided Mr. Perelman continues to provide services as a director to the Company, such 2001 restricted stock award will vest as to one-third of the restricted shares on the day after which the 20-day average of the closing price of the Company's Class

A Common Stock on the NYSE equals or exceeds $20.00, an additional one-third of such restricted shares will vest on the day after which such 20-day average closing price equals or exceeds $25.00 and the balance will vest on the day after which such 20-day average closing price equals or exceeds $30.00, provided (i) subject to clause (ii) below, no portion of such restricted stock award will vest until the second anniversary of the grant date, (ii) all of the shares of such restricted stock awarded will vest immediately in the event of a "change of control" as defined in Mr. Perelman's restricted stock agreement, and (iii) all of the shares of such restricted stock will fully vest on the third anniversary of the grant date.


----------
(a) Grant Date Present Values were calculated using the Black-Scholes option pricing model. The model as applied used the grant dates of March 26, 2001 with respect to the options granted to Mr. Greeff on such date and June 18, 2001 with respect to the options granted to Messrs. Nugent and Shapiro on such date. Stock option models require a prediction about the future movement of stock price. The following assumptions were made for purposes of calculating Grant Date Present Values: (i) a risk-free rate of return of 4.82% with respect to the options granted to Mr. Greeff on March 26, 2001 and 5.10% with respect to the options granted to Messrs. Nugent and Shapiro on June 18, 2001, which were the rates as of the applicable grant dates for the U.S. Treasury Zero Coupon Bond issues with a remaining term similar to the expected term of the options; (ii) stock price volatility of 68% based upon the volatility of the Company's stock price; (iii) a constant dividend rate of zero percent; and (iv) that the options normally would be exercised on the final day of their seventh year after grant. No adjustments to the theoretical value were made to reflect the waiting period, if any, prior to vesting of the stock options or the transferability (or restrictions related thereto) of the stock options. The real value of the options in the table depends upon the actual performance of the Company's stock during the applicable period and upon when they are exercised.

                       AGGREGATED OPTION EXERCISES IN LAST
                  FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

     The following chart shows the number of stock options exercised during 2001 and the 2001 year-end value of the stock options held by the Named Executive Officers:

                                                            NUMBER OF SECURITIES           VALUE OF IN-THE-
                                                           UNDERLYING UNEXERCISED           MONEY OPTIONS
                                SHARES                       OPTIONS AT FISCAL            AT FISCAL YEAR-END
                             ACQUIRED ON      VALUE               YEAR-END                   EXERCISABLE/
                               EXERCISE      REALIZED    EXERCISABLE/UNEXERCISABLE          UNEXERCISABLE
NAME                         DURING 2001   DURING 2001    AT DECEMBER 31, 2001 (#)   AT DECEMBER 31, 2001 (a) ($)
----                         -----------   -----------    ------------------------   ----------------------------
Jeffrey M. Nugent .........       0             0              25,000/450,000              66,500/341,000
Douglas H. Greeff .........       0             0              25,000/125,000                    0/88,000
Paul E. Shapiro ...........       0             0                   0/100,000                   0/100,000

----------
(a) Amounts shown represent the difference between the exercise price of the options (exercisable or unexercisable, as the case may be) and the market value of the underlying shares of the Company's Class A Common Stock at year end, calculated using $6.66, the December 31, 2001 closing price per share on the NYSE of the Company's Class A Common Stock. The actual value, if any, an executive may realize upon exercise of a stock option depends upon the amount by which the market price of shares of the Company's Class A Common Stock exceeds the exercise price per share when the stock options are exercised.

EMPLOYMENT AGREEMENTS AND TERMINATION OF EMPLOYMENT ARRANGEMENTS

     Mr. Nugent had, and each of Messrs. Greeff and Shapiro has, a current executive employment agreement with the Company's wholly owned subsidiary, Products Corporation. Mr. Nugent's employment agreement, as amended, provided that he would have served as President and Chief Executive Officer at a base salary of not less than $1,150,000 for 2001 and not less than $1,300,000 for 2002. Mr. Nugent's employment agreement provided for a grant of 100,000 restricted shares and 75,000 options during 2001 (which grants were made on June 18, 2001).

     Mr. Greeff's employment agreement with Products Corporation, as amended, provides that he will serve as Chief Financial Officer at a base salary of not less than $650,000 per annum and a grant of 50,000 restricted shares and 50,000 options during 2001 (which grants were made on June 18, 2001 and March 26, 2001, respectively) and 50,000 options in 2002. At any time after May 8, 2003, Products Corporation may terminate Mr. Greeff's employment by 24 months' prior notice of non-renewal. During any such period after notice of non-renewal, Mr. Greeff would be deemed an employee at will and would be eligible for severance under the Executive Severance Policy (see "Executive Severance Policy").

     Mr. Shapiro's employment agreement with Products Corporation provides that he will serve as Executive Vice President and Chief Administrative Officer at a base salary of not less than $500,000 per annum, that he receive a $500,000 bonus in respect of 2001 and a grant of 50,000 restricted shares and 100,000 options in 2001 (which grants were made on June 18, 2001) and 100,000 options in 2002. At any time after July 31, 2003, either Products Corporation or Mr. Shapiro may terminate Mr. Shapiro's employment by providing written notice of non-renewal.

     Mr. Nugent's employment agreement provided, and each of Messrs. Greeff's and Shapiro's employment agreement provides, for participation in the Executive Bonus Plan and other executive benefit plans on a basis equivalent to other senior executives of the Company generally and for Company-paid supplemental disability insurance (except that Mr. Shapiro waived Company-provided life insurance coverage). Mr. Nugent's agreement provided for Company-paid supplemental term life insurance during employment in the amount of three times base salary. The employment agreements for each of Messrs. Nugent, Greeff and Shapiro provides for protection of Company confidential information and includes a non-compete obligation.

     Mr. Nugent's employment agreement provided that in the event of termination of the term by Mr. Nugent for breach by the Company of a material provision or failure of the Compensation Committee to adopt and implement the recommendations of management with respect to stock option grants, or by the Company prior to December 31, 2002 (otherwise than for "cause" as defined in Mr. Nugent's employment agreement or disability), Mr. Nugent would be entitled, at his election, to severance pursuant to the Executive Severance Policy (see "Executive Severance Policy") (other than the six-month limit on lump sum payments provided for in the Executive Severance Policy, which six-month limit provision would not apply to Mr. Nugent) or continued payments of base salary through December 31, 2004 and continued participation in the Company's life insurance plan, which life insurance coverage is subject to a limit of two years, and medical plans subject to the terms of such plans through December 31, 2004 or until Mr. Nugent were covered by like plans of another company, continued Company-paid supplemental term life insurance and continued Company-paid supplemental disability insurance.

     Mr. Greeff's employment agreement provides that in the event of termination of the term by Mr. Greeff for breach by the Company of a material provision or failure of the Compensation Committee to adopt and implement the recommendations of management with respect to stock option grants, or by the Company prior to May 8, 2003 (otherwise than for "cause" as defined in his employment agreement or disability), Mr. Greeff would be entitled, at his election, to severance pursuant to the Executive Severance Policy (see "Executive Severance Policy") (other than the six-month limit on lump sum payments provided for in the Executive Severance Policy, which six-month limit provision would not apply to Mr. Greeff) or continued payments of base salary through May 8, 2005 and continued participation in the Company's life insurance plan, which life insurance coverage is subject to a limit of two years, and medical plans subject to the terms of such plans through May 8, 2005 or until Mr. Greeff were covered by like plans of another company and continued Company-paid supplemental disability insurance. In addition, Mr. Greeff's agreement provides that if he remains employed by Products Corporation or its affiliates until age 62, then upon any subsequent retirement he will be entitled to a supplemental pension benefit in a sufficient amount so that his annual pension benefit from all qualified and non-qualified pension plans of Products Corporation and its affiliates, as well as any such plans of Mr. Greeff's past employers or their affiliates (expressed as a straight life annuity), equals $400,000. If Mr. Greeff's employment were to terminate on or after January 31, 2002 and prior to January 31, 2003 then he would receive 18.18% of the supplemental pension benefit otherwise payable pursuant to his employment agreement and thereafter an additional 9.09% would accrue as of each January 31st on which Mr. Greeff is still employed (but in no event more than would have been payable to Mr. Greeff under the foregoing provision had he retired at age 62). Mr. Greeff would not receive any supplemental pension benefit and would be required to reimburse the Company for any supplemental pension benefits received if he were to terminate his employment prior to May 8, 2003 other than for "good reason" (as defined in his employment agreement), or if he were to breach such agreement or be terminated by the Company for "cause" (as defined in his employment agreement). Mr. Greeff's employment agreement provides for continuation of life insurance and executive medical insurance coverage in the event of permanent disability.

     Mr. Shapiro's employment agreement provides that in the event of termination of the term by Mr. Shapiro for breach by the Company of a material provision of such agreement or failure of the Compensation Committee to adopt and implement the recommendations of management with respect to stock option or restricted stock grants by the Company prior to July 31, 2003 (otherwise than for "cause" as defined in Mr. Shapiro's employment agreement or disability), or by Mr. Shapiro or the Company upon providing notice of non-renewal of the term at any time on or after July 31, 2003, Mr. Shapiro would be entitled to continued payments of base salary and monthly payments of one-twelfth of the maximum annual bonus to which he would be eligible under his employment agreement, continued participation in the Company's medical plans, subject to the terms of the plans, and continued Company-paid supplemental disability insurance through the later of January 31, 2005 or 18 months after the effective date of termination. In addition, Mr. Shapiro's employment agreement provides that at age 65 he will be entitled to a supplemental pension benefit in a sufficient amount so that his annual pension benefit from all qualified and non-qualified pension plans of Products Corporation and its affiliates, as well as any such plans of Mr. Shapiro's past employers or their affiliates (expressed as a straight life annuity), equals $400,000. Mr. Shapiro would not receive any supplemental pension benefit and would be required to reimburse the Company for any supplemental pension benefits received if he were to terminate his employment prior to July 31, 2003 other than for "good reason" (as defined in his employment agreement), or if he were to breach the agreement or be terminated by the Company for "cause" (as defined in his employment agreement). The employment agreement in effect for Mr. Shapiro provides for continuation of executive medical insurance coverage in the event of permanent disability.

     Mr. Nugent's employment agreement provided that he was entitled to a loan from Products Corporation of up to $500,000 for relocation expenses (which he received in an installment of $400,000 in 1999 and $100,000 in 2000), which is due and payable with interest at the applicable federal rate upon the earlier of the termination of his employment for any reason or five years from the initial loan. In addition, during the term of his employment, Mr. Nugent received additional compensation payable on a monthly basis equal to the amount actually paid by him in respect of interest and principal on a bank loan (the "Mortgage") of up to $1,500,000 obtained by Mr. Nugent to purchase a principal residence in the New York metropolitan area (the "Home Loan Payments"), plus a gross up for any taxes payable by Mr. Nugent as a result of such additional compensation. In addition, Mr. Nugent's employment agreement provided that he would be entitled to a special bonus, payable on January 15 of the year next following the year in which his employment terminates, equal to the product of (A) $1,500,000 less the amount of Home Loan Payments made prior to the termination multiplied by (B) the following percentages: for termination in 2002, 40%; for termination in 2003, 60%; for termination in 2004, 80%; and for termination in 2005 or thereafter, 100%. Notwithstanding the above, Mr. Nugent termination of his employment for other than "good reason" or his termination for "cause" (as such terms are defined in his employment agreement), or his breach of certain post-employment covenants, would require that any bonus described above be forfeited or repaid by Mr. Nugent, as the case may be.

     Mr. Greeff's employment agreement provides that he is entitled to a loan from Products Corporation in the amount of $800,000 (which he received in 2000), with the principal to be payable in five equal installments of $160,000, plus interest at the applicable federal rate, on each of May 9, 2001 (which installment was repaid) and the four successive anniversaries thereafter, provided that the total principal amount of such loan and any accrued, but unpaid, interest at the applicable federal rate (the "Loan Payment") shall be due and payable upon the earlier of the January 15 immediately following the termination of his employment for any reason or May 9, 2005. In addition, Mr. Greeff's employment agreement provides that he shall be entitled to a special bonus, payable on each May 9th commencing on May 9, 2001 (which was paid) and ending with May 9, 2005 equal to the sum of the Loan Payment with respect to such year, provided that he is employed on each such May 9th, and further provided that in the event that Mr. Greeff terminates his employment for "good reason" or is terminated for a reason other than "cause" (as such terms are defined in his employment agreement), he shall be entitled to a special bonus in the amount of $800,000 minus the sum of any special bonuses paid through the date of such termination plus accrued, but unpaid, interest at the applicable federal rate. Notwithstanding the above, if Mr. Greeff terminates his employment for other than "good reason" or is terminated for "cause" (as such terms are defined in his employment agreement), or if he breaches certain post-employment covenants, any bonus described above shall be forfeited or repaid by Mr. Greeff, as the case may be.

EXECUTIVE SEVERANCE POLICY

     Products Corporation's Executive Severance Policy provides that upon termination of employment of eligible executive employees, including Messrs. Nugent, Greeff and Shapiro, other than voluntary resignation or termination by Products Corporation for good reason, in consideration for the execution of a release and confidentiality agreement and the Company's standard employee non-competition agreement, the eligible executive will be entitled to receive, in lieu of severance under any employment agreement then in effect or under Products Corporation's basic severance plan, a number of months of severance pay in semi-monthly installments based upon such executive's grade level and years of service reduced by the amount of any compensation from subsequent employment, unemployment compensation or statutory termination payments received by such executive during the severance period, and, in certain circumstances, by the actuarial value of enhanced pension benefits received by the executive, as well as continued participation in medical and certain other benefit plans for the severance period (or in lieu thereof, upon commencement of subsequent employment, a lump sum payment equal to the then present value of 50% of the amount of base salary then remaining payable through the balance of the severance period). Pursuant to the Executive Severance Policy, upon meeting the conditions set forth therein, as of December 31, 2001 Messrs. Nugent, Greeff and Shapiro would be entitled to severance pay equal to 20, 19 and 18 months' of base salary, respectively, at the base salary rate in effect on the date of employment termination plus continued participation in the medical and dental plans for the same respective periods on the same terms as active employees.

DEFINED BENEFIT PLANS

     In accordance with the terms of the Revlon Employees' Retirement Plan (the "Retirement Plan"), the following table shows the estimated annual retirement benefits payable (as of December 31, 2001) under the non-cash balance program of the Retirement Plan (the "Non-Cash Balance Program") at normal retirement age (65) to a person retiring with the indicated average compensation and years of credited service, on a straight life annuity basis, after Social Security offset, including amounts attributable to the Pension Equalization Plan, as described below.

                            ESTIMATED ANNUAL STRAIGHT LIFE ANNUITY BENEFITS AT
                                                RETIREMENT
 HIGHEST CONSECUTIVE           WITH INDICATED YEARS OF CREDITED SERVICE (a)
  FIVE-YEAR AVERAGE      -------------------------------------------------------
     COMPENSATION
DURING FINAL TEN YEARS     15          20          25          30          35
----------------------   -------     -------     -------     -------     -------
        600,000          151,392     201,856     252,320     302,784     302,784
        700,000          177,392     236,523     295,653     354,784     354,784
        800,000          203,392     271,189     338,987     406,784     406,784
        900,000          229,392     305,856     382,320     458,784     458,784
      1,000,000          255,392     340,523     425,653     500,000     500,000
      1,100,000          281,392     375,189     468,987     500,000     500,000
      1,200,000          307,392     409,856     500,000     500,000     500,000
      1,300,000          333,392     444,523     500,000     500,000     500,000
      1,400,000          359,392     479,189     500,000     500,000     500,000
      1,500,000          385,392     500,000     500,000     500,000     500,000
      2,000,000          500,000     500,000     500,000     500,000     500,000
      2,500,000          500,000     500,000     500,000     500,000     500,000

----------
(a) The normal form of benefit for the Retirement Plan and the Pension Equalization Plan is a straight life annuity.

     The Retirement Plan is intended to be a tax qualified defined benefit plan. Non-Cash Balance Program benefits are a function of service and final average compensation. The Non-Cash Balance Program is designed to provide an employee having 30 years of credited service with an annuity generally equal to 52% of final average compensation, less 50% of estimated individual Social Security benefits. Final average compensation is defined as average annual base salary and bonus (but not any part of bonuses in excess of 50% of base salary) during the five consecutive calendar years in which base salary and bonus (but not any part of bonuses in excess of 50% of base salary) were highest out of the last 10 years prior to retirement or earlier termination. Except as otherwise indicated, credited service includes all periods of employment with the Company or a subsidiary prior to retirement or earlier termination. Messrs. Nugent, Greeff and Shapiro do not participate in the Non-Cash Balance Program.

     Effective January 1, 2001, Products Corporation amended the Retirement Plan to provide for a cash balance program under the Retirement Plan (the "Cash Balance Program"). Under the Cash Balance Program, eligible employees will receive quarterly credits to an individual cash balance bookkeeping account equal to 5% of their compensation for the previous quarter. Interest credits, which commenced June 30, 2001, are allocated quarterly (based on the yield of the 30-year Treasury bond). Employees who as of January 1, 2001 were at least age 45, had 10 or more years of service with the Company and whose age and years of service totaled at least 60 were "grandfathered" and continue to participate in the Non-Cash Balance Program under the same retirement formula described in the preceding paragraph. All other eligible employees had their benefits earned (if any) under the Non-Cash Balance Program "frozen" at the current level on December 31, 2000 and began to participate in the Cash Balance Program on January 1, 2001. The "frozen" benefits will be payable at normal retirement age. Any employee who, as of January 1, 2001 was at least age 40 but not part of the "grandfathered" group will, in addition to the "basic" 5% quarterly pay credits, receive quarterly "transition" pay credits of 3% of compensation each year for up to 10 years or until he/she leaves employment with the Company, whichever is earlier. Mr. Nugent participated, and Messrs. Greeff and Shapiro participate, in the Cash Balance Program. Mr. Nugent was and Mr. Greeff is eligible to receive basic and transition pay credits. As he was not employed by the Company on January 1, 2001 (the date on which a "transition" employee was determined), Mr. Shapiro is eligible to receive only basic pay credits. The estimated annual benefits payable under the Cash Balance Program as a single life annuity (assuming Messrs. Greeff and Shapiro remain employed by the Company until age 65 at their current level of compensation) is $248,100 for Mr. Greeff and $18,400 for Mr. Shapiro. Messrs. Nugent's, Greeff's and Shapiro's total retirement benefits will be determined in accordance with their respective employment agreements, each of which provides for a guaranteed retirement benefit provided that certain conditions are met.

     The Employee Retirement Income Security Act of 1974, as amended, places certain maximum limitations upon the annual benefit payable under all qualified plans of an employer to any one individual. In addition, the Omnibus Budget Reconciliation Act of 1993 limits the annual amount of compensation that can be considered in determining the level of benefits under qualified plans. The Pension Equalization Plan, as amended effective December 14, 1998, is a non-qualified benefit arrangement designed to provide for the payment by the Company of the difference, if any, between the amount of such maximum limitations and the annual benefit that would be payable under the Retirement Plan (including the Non-Cash Balance Program and the Cash Balance Program) but for such limitations, up to a combined maximum annual straight life annuity benefit at age 65 under the Retirement Plan and the Pension Equalization Plan of $500,000. Benefits provided under the Pension Equalization Plan are conditioned on the participant's compliance with his or her non-competition agreement and on the participant not competing with Products Corporation for one year after termination of employment.

     The number of years of credited service under the Retirement Plan and the Pension Equalization Plan as of January 1, 2002 (rounded to full years) for Mr. Nugent is two years and for Mr. Greeff is one year. Mr. Shapiro had no years of credited service as of January 1, 2002.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee of the Company's Board of Directors currently consists of Messrs. Gittis, Drapkin, Landau and Semel, each of whom has been a member of the Compensation Committee during all of 2001, and each of whom continues as a member as of the date of this report. Pursuant to the rules promulgated under the Exchange Act, set forth below is the report of the Compensation Committee regarding its compensation policies for 2001 for the Company's executive officers, including the Chief Executive Officer.

     The key elements of compensation used by the Company during 2001 were base salary and performance-based incentives, including annual performance-based cash bonuses, short-term cash bonuses payable upon the successful implementation of projects critical to the achievement of the Company's strategy, stock options and restricted stock Awards, the latter of which would vest on an accelerated schedule if certain stock price targets were achieved. The Company's executive compensation practices in 2001 were intended to provide both long- and short-term incentive compensation to support the Company's strategic plan for 2001 and to increase stockholder value. These practices were further intended to align the interests of executives and stockholders through the use of a performance- and project-based cash bonus plan and a stock-based compensation plan providing for the grant of stock options and restricted shares of the Company's Class A Common Stock. In addition, basic elements of the Company's compensation package were designed to be competitive with the compensation practices of other leading consumer products companies.

     Several components of the Company's compensation program in effect in 2001, including base salary, annual performance-based cash bonuses and Awards of stock options under the Amended Stock Plan, were established at the time of the Company's initial public offering in February 1996 (the "Offering"). In 2001, the Company provided for (i) Awards under the Amended Stock Plan of restricted shares of the Company's Class A Common Stock to key senior executives as part of a senior executive long-term incentive plan, which may vest on an accelerated basis upon the achievement of specified levels of appreciation in the price per share of the Company's Class A Common Stock and
(ii) short-term cash bonuses payable upon the successful implementation of key projects in 2001, including projects affecting cash flow, cost savings and consumption.

     The Company had established a cash-based long-term incentive program in 2000, which program was terminated in 2001. No payments were made under such plan while it was in effect.

     The compensation program's elements were initially based upon consultations with the executive compensation consulting practice of William M. Mercer, Incorporated ("Mercer"). As part of its regular practice, the Compensation Committee has consulted with Mercer and other consultants in the field on compensation-related issues as it deems appropriate and considers such input as well as the Company's existing policies in its oversight and approval of the Company's ongoing executive officer compensation arrangements. In addition to Company sources and consultation with Mercer, the Compensation Committee also considered information provided by salary surveys and similar data available from independent sources to help it assess the competitiveness and effectiveness of the Company's executive compensation practices in general and for the Chief Executive Officer in particular. During 2001, the Compensation Committee consulted with Mercer with respect to the structure and components of the 2001 incentive compensation policy and program.

BASE SALARY

     The Company's policy during 2001 was to pay salaries that reflected the executive's position in the Company and his or her contributions as determined by the Compensation Committee and that were competitive with a comparison group of other leading consumer products companies and certain other companies outside of the consumer products field (the "Comparison Group"). While the Comparison Group is comprised primarily of consumer products companies, companies outside of the consumer products field are also included because the Company believes, and the Compensation Committee concurs, that the market for executive talent is broader than simply other consumer products companies.

     In determining the salaries of executive officers, the Compensation Committee's policy has been to target the salary range for executive officers at a level which is competitive with the Comparison Group, with salaries above that level available to exceptional performers and key contributors to the success of the Company. Annual salary adjustments have been based on individual performance, assumption of new responsibilities, competitive data from the Comparison Group, employee retention efforts and the Company's overall annual salary budget guidelines. If an executive officer is responsible for a particular business unit, such unit's financial results have been taken into account.

ANNUAL CASH BONUS

  EXECUTIVE BONUS PLAN

     The Executive Bonus Plan in effect during 2001 (in which executives including Messrs. Nugent, Greeff and Shapiro participated) provided for payment of (i) cash compensation payable annually upon the achievement of predetermined, objective, business objectives (EBITDA) and personal Performance Objectives during the calendar year, and (ii) short-term cash bonuses payable upon the successful implementation of key projects, including projects affecting cash flow, cost savings and consumption growth. Eligibility for awards under the Executive Bonus Plan was conditioned upon the executive having executed the Company's standard employee confidentiality and non-competition agreement. The maximum award payable to any participant with respect to any bonus year was 200% of base salary, not to exceed $2 million. Mr. Greeff's employment agreement provides that he is eligible for a maximum bonus of 150% of his base salary. Mr. Shapiro's employment agreement provides that he is eligible for a maximum bonus of 100% of his base salary. Mr. Nugent ceased employment with the Company on February 14, 2002 and is not entitled to a bonus in respect of 2001.

     For 2001 the business objectives were not met, but objectives for certain key short-term projects were met (including significant reductions in selling, general and administrative expenses, non-core asset dispositions and consolidation of manufacturing operations). Mr. Shapiro's bonus and a portion of Mr. Greeff's bonus were determined in accordance with their respective employment agreements. The balance of Mr. Greeff's bonus was based upon his substantial contribution to refinancing the Company's credit agreement by securing the new 2001 Credit Agreement and issuing the new 12% Senior Secured Notes.

     The Company's principal compensation vehicles for encouraging long-term growth and performance have been the grant of stock options, shares of restricted stock or other Awards under the Amended Stock Plan.

  THE AMENDED STOCK PLAN

     Under the Amended Stock Plan, Awards generally have been granted annually to executive officers and other key employees. Guidelines for the size and type of Awards were developed based on, among other factors, the executive's position in the Company, his or her contributions to the Company's objectives and the practices of the Comparison Group. In 2001, the Company focused grants of options and restricted shares to those employees who the Company viewed as contributing substantively to the successful implementation of the Company's strategic plan in 2001 (rather than automatic grade level-based grants). Since the Company, with the concurrence of the Compensation Committee, also views the granting of such Awards as a way to obtain a competitive compensation advantage, the Company attempted to target Award levels so that, when taken together with salary and cash bonus, total compensation was intended to be competitive with the Comparison Group. Actual grants varied from guideline levels based on individual performance, business unit performance, the assumption of increased responsibilities or other factors.

     The grants of stock option Awards made under the Amended Stock Plan in 2001 to Messrs. Nugent, Greeff and Shapiro were made pursuant to their respective employment agreements. The grants of restricted stock Awards to Messrs. Nugent, Greeff and Shapiro under the Amended Stock Plan in June 2001 were made to provide such executives with long-term compensation incentive Awards and to take account of the fact that the Senior Executive Long-Term Incentive Program established in 2000 was terminated without any payout in 2001.

     In order to provide a strong incentive for senior management to achieve the Company's strategic plan, as measured by improvement in the Company's stock price, as well as to retain key members of the Company's management team, restricted share Awards granted in 2001 vest over three years, provided that vesting will accelerate if specified stock price targets were met. Each restricted stock Award vests as to one-third of the restricted shares on the day after which the 20-day average of the closing price of the Company's Class A Common Stock on the NYSE equals or exceeds $20.00, an additional one-third of such restricted shares vests on the day after which such 20-day average closing price equals or exceeds $25.00 and the balance vests on the day after which such 20-day average closing price equals or exceeds $30.00, provided, subject to limited exceptions, no portion of a restricted stock Award vests until the second anniversary of the date of grant, and all of the restricted shares which have not previously vested will fully vest on the third anniversary of the date of grant if the grantee remains employed until such date.

     Section 162(m) of the Code generally disallows a publicly held corporation a tax deduction for compensation in excess of $1 million per year paid to the five most highly compensated executive officers of the Company (the "Covered Officers"). However, an exception to the deduction limitation of Section 162(m) applies to certain performance-based compensation, provided that the plan pursuant to which such compensation will be paid has been approved by stockholders in a separate vote and certain other requirements are met. The Compensation Committee will maintain the discretion to authorize Awards under the Amended Stock Plan and other compensation that does not qualify for an exception to the deduction limitation if the Compensation Committee believes it is necessary or appropriate under the circumstances.

2001 CHIEF EXECUTIVE OFFICER COMPENSATION

     The Company entered into an employment agreement in December 1999 with Mr. Nugent (see "Employment Agreements and Termination of Employment Arrangements"). In setting Mr. Nugent's compensation in the agreement, the Compensation Committee considered factors such as Mr. Nugent's individual experience, his expertise in his prior position, the significance of his position to the Company, and the pay practices in effect for chief executive officers of other major corporations. The agreement provided for a base salary at an annual rate of $1,000,000 during 1999 and 2000 and not less than $1,150,000 during 2001. Mr. Nugent is not entitled to a bonus in respect of 2001 because the Company's EBITDA goals were not achieved.

     The stock option Awards specified in Mr. Nugent's employment agreement, as amended, were determined with reference to Mr. Nugent's position in the Company. The restricted stock Award granted to Mr. Nugent in June 2001 was determined with reference to the contributions that Mr. Nugent made towards the Company's implementation of its turnaround strategy. In structuring Mr. Nugent's 2001 compensation, the Compensation Committee's intent was to condition a meaningful portion of Mr. Nugent's total compensation upon Company performance and stockholder value.


Respectfully submitted,


Compensation and Stock Plan Committee
Howard Gittis, Chairman
Donald Drapkin
Edward Landau
Terry Semel

                                PERFORMANCE GRAPH

     The following graph compares the cumulative total stockholder return on shares of the Company's Class A Common Stock with that of the S&P 500 Index, the S&P Health Care Index, the S&P Household Products Index and the S&P Cosmetics Index. The comparison for each of the periods presented assumes that $100 was invested on December 31, 1996 in shares of the Company's Class A Common Stock and the stocks included in the relevant index and that all dividends were reinvested. These indices, which reflect formulas for dividend reinvestment and weighting of individual stocks, do not necessarily reflect returns that could be achieved by individual investors.

                         5-YEAR TOTAL SHAREHOLDER RETURN
                           REVLON, INC. VS S&P INDICES


                               [GRAPHIC OMITTED]


SOURCE:  Bloomberg Financial Markets Database
NOTES: Assumes $100 invested on 12/31/96 in Revlon stock, in the S&P Cosmetics, S&P Household Products, S&P 500, and S&P Health Care Indices Year end dates reflect the last trading date for each respective year Reflects month-end dividend reinvestment

SUMMARY                                 12/31/96      12/31/97      12/31/98     12/31/99     12/29/00      12/31/01
-------                                 --------      --------      --------     --------     --------      --------
Revlon, Inc. .......................      $100         $118.20       $ 54.81      $ 26.57      $ 16.60      $ 22.29
S&P Cosmetics Index ................       100          126.71        128.90       109.25       106.28       104.05
S&P Household Prod. Index ..........       100          140.96        166.41       199.03       168.23       164.22
S&P 500 Index ......................       100          133.35        171.46       207.54       188.65       166.24
S&P Health Care Index ..............       100          146.08        212.81       203.35       278.99       274.57

                            OWNERSHIP OF COMMON STOCK

     The following table sets forth as of December 31, 2001 the number of shares of Company's Common Stock beneficially owned, and the percent so owned, by (i) each person known to the Company to be the beneficial owner of more than 5% of the outstanding shares of the Company's Common Stock, (ii) each director of the Company, (iii) the Chief Executive Officer during 2001 and each of the other Named Executive Officers during 2001 and (iv) all directors and executive officers of the Company as a group. The number of shares owned are those beneficially owned, as determined under the rules of the Securities and Exchange Commission (the "SEC"), and such information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares of Common Stock as to which a person has sole or shared voting power or investment power and any shares of Common Stock which the person has the right to acquire within 60 days through the exercise of any option, warrant or right, through conversion of any security or pursuant to the automatic termination of a power of attorney or revocation of a trust, discretionary account or similar arrangement.

NAME AND ADDRESS                            AMOUNT AND NATURE OF
OF BENEFICIAL OWNER                         BENEFICIAL OWNERSHIP          PERCENTAGE OF CLASS
-------------------                         --------------------          -------------------
Ronald O. Perelman ......................   43,200,000                          83.5%
  35 E. 62nd St.                            (Class A and Class B)(1)     (Class A and Class B)
  New York, NY 10021
Donald Drapkin ..........................   12,500 (Class A)(2)                   *
Meyer Feldberg ..........................   1,875 (Class A)(3)                    *
Howard Gittis ...........................   65,000 (Class A)                      *
Douglas H. Greeff .......................   127,500 (Class A)(4)                  *
Vernon E. Jordan, Jr., ..................   1,875 (Class A)(5)                    *
Edward J. Landau ........................   1,975 (Class A)(6)                    *
Jerry W. Levin ..........................   578,989 (Class A)(7)                2.8%
Jeffrey M. Nugent .......................   25,000 (Class A)(8)                   *
Linda Gosden Robinson ...................   1,875 (Class A)(9)                    *
Terry Semel .............................   6,875 (Class A)(10)                   *
Paul E. Shapiro .........................   0
Martha Stewart ..........................   2,375 (Class A)(11)                   *
All Directors and Executive Officers as a
 Group (13 Persons) .....................   12,775,839 (Class A)(12)           62.3%
                                            31,250,000 (Class B)              100.0%

----------
*    Less than one percent.

(1) Mr. Perelman through Mafco Holdings (which through REV Holdings) beneficially owns (i) 11,650,000 shares of the Company's Class A Common Stock, which represent approximately 57% of the outstanding shares of the Company's Class A Common Stock (which excludes the 433,333 shares of Revlon, Inc.'s Class A Common Stock into which the 4,333 shares of Series B Preferred Stock beneficially owned by Mafco Holdings (through REV Holdings) are convertible, which conversion rights are subject to shareholder approval at the 2002 Annual Meeting) (See "Approval of Series B Conversion Rights"), (ii) all of the outstanding 31,250,000 shares of the Company's Class B Common Stock, which together with the shares referenced in subclause (i) above represent approximately 83% of the outstanding shares of the Company's Common Stock, and (iii) all of the outstanding shares of the Series B Preferred Stock. Based on the shares referenced in clauses
     (i), (ii) and (iii) above, Mr. Perelman through Mafco Holdings (which through REV Holdings) has approximately 97% of the combined voting power of the outstanding shares of the Company's stock entitled to vote at the 2002 Annual Meeting. All of the shares of the Company's Common Stock owned by REV Holdings are pledged by REV Holdings to secure obligations, and shares of intermediate holding companies are or may from time to time be pledged to secure obligations, of Mafco Holdings or its affiliates. Mr. Perelman also holds an option to acquire 300,000 shares of the Company's Class A Common Stock, which option vested on February 12, 1999. Such vested option to acquire 300,000 shares of the Company's Class A Common Stock, together with the Class A and Class B Common Stock beneficially owned by Mr. Perelman, represents approximately 83% of the outstanding shares of the Company's Common Stock.

(2) All of such shares are held by trusts for Mr. Drapkin's children and beneficial ownership is disclaimed.

(3) Includes 1,875 shares which Mr. Feldberg may acquire under options which vested on May 22, 2001.

(4) Includes 102,500 shares held directly by Mr. Greeff and 25,000 shares which Mr. Greeff may acquire under options which vested on May 22, 2001.

(5) Includes 1,875 shares which Mr. Jordan may acquire under options which vested on May 22, 2001.

(6) Includes 100 shares held directly by Mr. Landau and 1,875 shares which Mr. Landau may acquire under options which vested on May 22, 2001.

(7) Includes 25,000 shares held directly by Mr. Levin; 1,000 shares owned by Mr. Levin's daughter as to which beneficial ownership is disclaimed; 129 shares acquired pursuant to the Company matching under the 401(k) Plan; 360 shares that Mr. Levin has the right to receive pursuant to the Company matching under the Excess Plan; 170,000, 170,000, 170,000 and 42,500 shares which may be acquired under options which became fully vested on February 28, 1999, January 9, 2001, January 8, 2002 and March 2, 1999, respectively. Mr. Levin is not standing for re-election as a director in 2002.

(8) Includes 25,000 shares which Mr. Nugent may acquire under options which vested on December 5, 2001.

(9) Includes 1,875 shares which Ms. Robinson may acquire under options which vested on May 22, 2001.

(10) Includes 2,000 shares owned by Mr. Semel's children as to which beneficial ownership is disclaimed, 3,000 shares owned jointly with Mr. Semel's wife and 1,875 shares which Mr. Semel may acquire under options which vested on May 22, 2001.

(11) Includes 500 shares owned indirectly by the Martha Stewart Inc. Defined Benefit Pension Plan and 1,875 shares which Ms. Stewart may acquire under options which vested on May 22, 2001.

(12) Includes only shares beneficially held by persons who were directors and executive officers of the Company as of December 31, 2001.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     MacAndrews & Forbes beneficially owns shares of the Company's Common Stock and Series B Preferred Stock having approximately 97.3% of the combined voting power of the outstanding shares of Common Stock and Series B Preferred Stock. As a result, MacAndrews & Forbes is able to elect the entire Board of Directors of the Company and control the vote on all matters submitted to a vote of the Company's stockholders. MacAndrews & Forbes is wholly owned by Ronald O. Perelman, who is Chairman of the Board of Directors of the Company.

TRANSFER AGREEMENTS

     In June 1992, Revlon, Inc. and Products Corporation entered into an asset transfer agreement with Revlon Holdings Inc. ("Holdings"), an affiliate and an indirect wholly owned subsidiary of Mafco Holdings, and certain of its wholly-owned subsidiaries (the "Asset Transfer Agreement"), and Revlon, Inc. and Products Corporation entered into a real property asset transfer agreement with Holdings (the "Real Property Transfer Agreement" and, together with the Asset Transfer Agreement, the "Transfer Agreements"), and pursuant to such agreements, on June 24, 1992 Holdings transferred assets to Products Corporation and Products Corporation assumed all the liabilities of Holdings, other than certain specifically excluded assets and liabilities (the liabilities excluded are referred to as the "Excluded Liabilities"). Certain consumer products lines sold in demonstrator assisted distribution channels considered not integral to Revlon, Inc.'s business and which historically had not been profitable (the "Retained Brands") and certain other assets and liabilities were retained by Holdings. Holdings agreed to indemnify Revlon, Inc. and Products Corporation against losses arising from the Excluded Liabilities, and Revlon, Inc. and Products Corporation agreed to indemnify Holdings against losses arising from the liabilities assumed by Products Corporation. The amount reimbursed by Holdings to Products Corporation for the Excluded Liabilities for 2001 was $0.2 million.

REIMBURSEMENT AGREEMENTS

     Revlon, Inc., Products Corporation and MacAndrews Holdings have entered into reimbursement agreements (the "Reimbursement Agreements") pursuant to which (i) MacAndrews Holdings is obligated to provide (directly or through affiliates) certain professional and administrative services, including employees, to Revlon, Inc. and its subsidiaries, including Products Corporation, and purchase services from third party providers, such as insurance, legal and accounting services and air transportation services, on behalf of Revlon, Inc. and its subsidiaries, including Products Corporation, to the extent requested by Products Corporation, and (ii) Products Corporation is obligated to provide certain professional and administrative services, including employees, to MacAndrews Holdings (and its affiliates) and purchase services from third party providers, such as insurance and legal and accounting services, on behalf of MacAndrews Holdings (and its affiliates) to the extent requested by MacAndrews Holdings, provided that in each case the performance of such services does not cause an unreasonable burden to MacAndrews Holdings or Products Corporation, as the case may be. Products Corporation reimburses MacAndrews Holdings for the allocable costs of the services purchased for or provided to Products Corporation and its subsidiaries and for reasonable out-of-pocket expenses incurred in connection with the provision of such services. MacAndrews Holdings (or such affiliates) reimburses Products Corporation for the allocable costs of the services purchased for or provided to MacAndrews Holdings (or such affiliates) and for the reasonable out-of-pocket expenses incurred in connection with the purchase or provision of such services. The net amount reimbursed by MacAndrews Holdings to Products Corporation for the services provided under the Reimbursement Agreements for 2001 was $1.6 million. Each of Revlon, Inc. and Products Corporation, on the one hand, and MacAndrews Holdings, on the other, has agreed to indemnify the other party for losses arising out of the provision of services by it under the Reimbursement Agreements other than losses resulting from its willful misconduct or gross negligence. The Reimbursement Agreements may be terminated by either party on 90 days' notice. Products Corporation does not intend to request services under the Reimbursement Agreements unless their costs would be at least as favorable to Products Corporation as could be obtained from unaffiliated third parties.

TAX SHARING AGREEMENT

     Revlon, Inc. and Products Corporation, for federal income tax purposes, are included in the affiliated group of which Mafco Holdings is the common parent, and Revlon, Inc.'s and Products Corporation's federal taxable income and loss are included in such group's consolidated tax return filed by Mafco Holdings. Revlon, Inc. and Products Corporation also may be included in certain state and local tax returns of Mafco Holdings or its subsidiaries. In June 1992, Holdings, Revlon, Inc., Products Corporation and certain of its subsidiaries, and Mafco Holdings entered into a tax sharing agreement (as subsequently amended and restated, the "Tax Sharing Agreement"), pursuant to which Mafco Holdings has agreed to indemnify Revlon, Inc. and Products Corporation against federal, state or local income tax liabilities of the consolidated or combined group of which Mafco Holdings (or a subsidiary of Mafco Holdings other than Revlon, Inc. and Products Corporation or its subsidiaries) is the common parent for taxable periods beginning on or after January 1, 1992 during which Revlon, Inc. and Products Corporation or a subsidiary of Products Corporation is a member of such group. Pursuant to the Tax Sharing Agreement, for all taxable periods beginning on or after January 1, 1992, Products Corporation will pay to Revlon, Inc., which in turn will pay to Holdings amounts equal to the taxes that Products Corporation would otherwise have to pay if it were to file separate federal, state or local income tax returns (including any amounts determined to be due as a result of a redetermination arising from an audit or otherwise of the consolidated or combined tax liability relating to any such period which is attributable to Products Corporation), except that Products Corporation will not be entitled to carry back any losses to taxable periods ending prior to January 1, 1992. No payments are required by Products Corporation or Revlon, Inc. if and to the extent Products Corporation is prohibited under the Credit Agreement from making tax sharing payments to Revlon, Inc. The Credit Agreement prohibits Products Corporation from making such tax sharing payments other than in respect of state and local income taxes. Since the payments to be made under the Tax Sharing Agreement will be determined by the amount of taxes that Products Corporation would otherwise have to pay if it were to file separate federal, state or local income tax returns, the Tax Sharing Agreement will benefit Mafco Holdings to the extent Mafco Holdings can offset the taxable income generated by Products Corporation against losses and tax credits generated by Mafco Holdings and its other subsidiaries. The Tax Sharing Agreement was amended, effective as of January 1, 2001, to eliminate a contingent payment to Revlon, Inc. under certain circumstances in return for a $10 million note with interest at 12% and interest and principal payable by Mafco Holdings on

December 31, 2005. As a result of net operating tax losses and prohibitions under the Credit Agreement there were no federal tax payments or payments in lieu of taxes pursuant to the Tax Sharing Agreement for 2001.

OTHER

     Pursuant to a lease dated April 2, 1993 (the "Edison Lease"), Holdings leased to Products Corporation the Edison research and development facility for a term of up to 10 years with an annual rent of $1.4 million and certain shared operating expenses payable by Products Corporation which, together with the annual rent, were not to exceed $2.0 million per year. In August 1998, Holdings sold the Edison facility to an unrelated third party, which assumed substantially all liability for environmental claims and compliance costs relating to the Edison facility, and in connection with the sale Products Corporation terminated the Edison Lease and entered into a new lease with the new owner. Holdings agreed to indemnify Products Corporation through September 1, 2013 to the extent rent under the new lease exceeds rent that would have been payable under the terminated Edison Lease had it not been terminated. The net amount reimbursed by Holdings to Products Corporation with respect to the Edison facility for 2001 was $0.2 million.

     During 2001, Products Corporation leased certain facilities to MacAndrews & Forbes or its affiliates pursuant to occupancy agreements and leases. These included space at Products Corporation's New York headquarters and through January 31, 2001 at Products Corporation's offices in London. The rent paid to Products Corporation for 2001 was $0.5 million.

     Products Corporation's Credit Agreement and the 12% Senior Secured Notes are supported by, among other things, guarantees from Revlon, Inc., and, subject to certain limited exceptions, all of the domestic subsidiaries of Products Corporation. The obligations under such guarantees are secured by, among other things, the capital stock of Products Corporation and, subject to certain limited exceptions, the capital stock of all of Products Corporation's domestic subsidiaries and 66% of the capital stock of Products Corporation's and its domestic subsidiaries' first-tier foreign subsidiaries.

     Products Corporation has received a commitment from Mafco Holdings that it is prepared to provide, if necessary, additional financial support to Products Corporation of up to $40.0 million on appropriate terms through December 31, 2003.

     Effective September 2001, Revlon, Inc. acquired from Holdings all the assets and liabilities of the Charles of the Ritz brand (which Revlon, Inc. contributed to Products Corporation in the form of a capital contribution), in consideration for 400,000 newly issued shares of Revlon, Inc.'s Class A Common Stock and 4,333 shares of newly issued voting (with 433,333 votes in the aggregate) Series B Preferred Stock which are convertible into 433,333 shares in the aggregate of Revlon, Inc.'s Class A Common Stock, which conversion rights are subject to approval by the stockholders of Revlon, Inc. at the 2002 Annual Meeting (See "Approval of Series B Preferred Stock Conversion Rights"). An investment banking firm rendered its written opinion that the terms of the transaction were fair from a financial standpoint to Revlon, Inc.

     During 2000, the Company made an advance of $0.8 million to Mr. Greeff, pursuant to his employment agreement, which bears interest at the applicable federal rate, of which $0.2 million was repaid by Mr. Greeff to the Company during 2001.

     During 2001, Products Corporation made payments of $0.3 million to Ms. Ellen Barkin (spouse of Mr. Perelman) under an agreement pursuant to which she provided voiceover services for certain of the Company's advertisements, which payments were competitive with industry rates for similarly situated talent.

     Mr. Nugent's spouse provided consulting services in 2000 and 2001 for product and concept development, for which Products Corporation paid her $0.1 million in 2001.

     The law firm, of which Mr. Landau is Of Counsel, Wolf, Block, Schorr and Solis-Cohen LLP, provided legal services to Products Corporation and its subsidiaries during 2001 and it is anticipated that such firm will continue to provide such services in 2002.

     Lazard Freres & Co. LLC, an investment bank of which Mr. Jordan became a Managing Director in January 2000, provided investment banking services to Revlon, Inc. and its subsidiaries during 2001.

     During 2001, Products Corporation placed advertisements in magazines and other media operated by Martha Stewart Living Omnimedia, Inc. ("MSLO"), which is controlled by Ms. Stewart, who also serves as its Chairman and Chief Executive Officer. The Company paid MSLO $2.1 million for such services in 2001, which fees were less than 1% of our estimate of MSLO's 2001 consolidated gross revenues. The Company's decision to place advertisements for its products in MSLO's magazines and other media was based upon their popular appeal to women and the rates paid were competitive with industry rates for similarly situated magazines and media.

     During 2001, Products Corporation obtained public relations and advertising services from various subsidiaries of WPP Group plc ("WPP"). Ms. Robinson is employed by one of WPP's subsidiaries, however, Ms. Robinson is neither an executive officer of, nor does she hold any material equity interest in, WPP. The Company paid WPP $2.0 million for such services in 2001, which fees were less than 1% of our estimate of WPP's 2001 consolidated gross revenues. The Company's decision to engage WPP was based upon their professional expertise in understanding the advertising and public relations needs of the consumer packaged goods industry, as well as their global presence in many of the international markets in which the Company operates, and the rates paid were competitive with industry rates for similarly situated public relations and advertising agencies.

     In December 2001, Products Corporation employed Mr. Perelman's daughter in a junior entry-level marketing position, with compensation paid for 2001 of less than $5,000.

     During 2001, Products Corporation employed Mr. Drapkin's daughter in a junior entry-level marketing position, with compensation paid for 2001 of less than $60,000.

     During 2001, Products Corporation made payments of $0.1 million to a fitness center, in which an interest is owned by members of the immediate family of Mr. Drapkin, for discounted health club dues for an executive health program of Products Corporation.

                COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

     The Company's executive officers, directors and 10% stockholders are required under the Exchange Act to file reports of ownership and changes in ownership with the SEC and the NYSE. Copies of these reports also must be furnished to the Company.

     Based solely upon a review of copies of such reports furnished to the Company through the date hereof and written representations that no other reports were required, the Company believes that all filing requirements applicable to its executive officers, directors and 10% holders were complied with during 2001.

                                 PROPOSAL NO. 2

                      RATIFICATION OF SELECTION OF AUDITORS

     The Board of Directors has selected, subject to ratification by the Company's stockholders, KPMG LLP to audit the accounts of the Company for the fiscal year ending December 31, 2002.

     KPMG LLP has audited the consolidated financial statements of the Company and its predecessors for more than the past five years. Representatives of KPMG LLP will be present at the 2002 Annual Meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

AUDIT FEES

     The aggregate fees billed by KPMG LLP for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended December 31, 2001 and for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q for 2001 (the "Audit Services") were $2.1 million.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     KPMG LLP billed no fees for professional services rendered to the Company for information technology services relating to financial information systems design and implementation (the "IS Services") for the fiscal year ended December 31, 2001.

ALL OTHER FEES

     The aggregate fees billed by KPMG LLP for services rendered to the Company, other than the Audit Services and the IS Services described above under "Audit Fees" and "Financial Information Systems Design and Implementation Fees", respectively, for the fiscal year ended December 31, 2001 (the "Other Services") were $1.1 million, including fees for non-audit services of $0.3 million and audit related services of $0.8 million. Non-audit services consisted principally of tax services rendered to the Company. Audit related services consisted principally of audits of financial statements of employee benefit plans, the audit of closing statements for assets disposed of in 2001, review of financial statement disclosure compliance and services in connection with the refinancing of the Company's credit agreement in 2001.

     The Audit Committee has determined that the provision of the Other Services is compatible with maintaining KPMG LLP's independence.

              VOTE REQUIRED AND BOARD OF DIRECTORS' RECOMMENDATION

     The ratification of the selection of KPMG LLP as the Company's independent auditors for 2002 will require the affirmative vote of a majority of the total number of votes of outstanding shares of the Company's Common Stock and Series B Preferred Stock present in person or represented by proxy at the 2002 Annual Meeting and entitled to vote. In determining whether the proposal has received the requisite number of affirmative votes, abstentions will be counted and will have the same effect as a vote against the proposal. MacAndrews & Forbes has informed the Company that it will vote FOR the selection of KPMG as the Company's independent auditors for 2002.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE SELECTION OF KPMG LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR 2002.

                                 PROPOSAL NO. 3

             APPROVAL OF SERIES B PREFERRED STOCK CONVERSION RIGHTS

     At the 2002 Annual Meeting, the Company's stockholders will be asked to approve the Series B Preferred Stock Conversion Rights. On September 7, 2001 (the "Ritz Closing Date"), pursuant to a Purchase and Sale Agreement (the "Ritz Purchase Agreement") between the Company and Holdings, the Company acquired from Holdings all the assets and liabilities of Holdings' Charles of the Ritz business in consideration of the issuance of 400,000 newly issued shares of the Company's Class A Common Stock and the issuance of 4,333 shares of newly issued voting (with 433,333 votes in the aggregate) Series B Preferred Stock which are convertible into 433,333 shares in the aggregate of the Company's Class A Common Stock. Upon acquiring the Charles of the Ritz business, the Company contributed such business to Products Corporation in the form of a capital contribution. Each share of Series B Preferred Stock is convertible into 100 shares of the Company's Class A Common Stock as further described below in the section entitled "Rights of the Series B Preferred Stock", which Series B Preferred Stock Conversion Rights are subject to approval by the Company's stockholders at the 2002 Annual Meeting.

     The rights, preferences and privileges of the Series B Preferred Stock are complex and are summarized only briefly in this Proxy Statement. Stockholders are referred to the full description of such securities contained in the Certificate of the Designations, Powers, Preferences and Rights of Series B Convertible Preferred Stock filed with the Delaware Secretary of State and attached hereto as Exhibit 1 (the "Certificate of Designation"). The Company has agreed to take any corporate action that, in the opinion of the Company's counsel, is necessary to issue the full number of shares of its Class A Common

Stock issuable upon conversion of the Series B Preferred Stock, which may include, without limitation, preparing and filing with the Securities and Exchange Commission a registration statement covering the resale of the shares issuable upon conversion of the Series B Preferred Stock. Such registration obligations are set forth in the Registration Rights Agreement, the form of which is incorporated by reference to Exhibit 10.1 to the Annual Report on Form 10-K for the year ended December 31, 1995 of Revlon Worldwide Corporation (now known as REV Holdings), as amended by the First Amendment to Registration Rights Agreement which is incorporated by reference as Exhibit 10.21 in the Annual Report on Form 10-K for the year ended December 31, 2001 of REV Holdings.

SUMMARY OF APPROVAL REQUIRED

     NYSE Rule 312.03 generally requires stockholder approval prior to the issuance of common stock or of securities convertible into common stock to a substantial security holder of the Company or of a subsidiary, affiliate or other closely-related person of a substantial security holder of the Company if the number of shares of common stock to be issued, or if the number of shares of common stock into which the securities may be convertible, exceeds either one percent of the number of shares of common stock or one percent of the voting power outstanding before the issuance. In connection with consummating the transactions contemplated by the Ritz Purchase Agreement, the Board of Directors is soliciting stockholder approval for the Series B Preferred Stock Conversion Rights, as the conversion of the Series B Preferred Stock into 433,333 shares of the Company's Class A Common Stock, when added to the 400,000 shares of the Company's Class A Common Stock which were issued to Holdings on the Ritz Closing Date, would exceed 1% of the 51,366,135 shares of the Company's Common Stock which were outstanding prior to the issuance of such shares on the Ritz Closing Date. In addition, the Series B Preferred Stock Conversion Rights are conditioned on receipt of stockholder approval pursuant to the terms of the Certificate of Designation.

RIGHTS OF THE SERIES B PREFERRED STOCK

  LIQUIDATION PREFERENCE

     The Series B Preferred Stock has a liquidation preference of $720.0554 per share, plus the amount of any declared but unpaid dividends (the "Series B Liquidation Value") as of the date of any liquidation, dissolution or winding up of the Company (a "Liquidation Event"). In the event of a Liquidation Event, the holders of shares of Series B Preferred Stock will be entitled to receive the Series B Liquidation Value before any payments are made or any assets are distributed to holders of the Company's Common Stock or any other class or series of the Company's capital stock ranking junior as to liquidation rights to the Series B Preferred Stock. If upon any Liquidation Event the Company's assets available for payment of the Liquidation Value are insufficient to permit payment of the full Liquidation Value to the holders of the Series B Preferred Stock, then all of the Company's available assets shall be distributed among the holders of the then outstanding shares of Series B Preferred Stock and the then outstanding shares of capital stock ranking on parity with the Series B Preferred Stock as to distributions upon a Liquidation Event, pro rata according to the number of the then outstanding shares of Series B Preferred Stock and the then outstanding shares of such parity stock held by each holder thereof.

  VOTING RIGHTS

     In addition to such rights as specified in the Company's certificate of incorporation which is on file with the Delaware Secretary of State and as are provided under Delaware law, holders of the Series B Preferred Stock are entitled to vote together with the holders of the Company's Class A and Class B Common Stock as a single class on all matters submitted for a vote of holders of the Company's Class A and Class B Common Stock. Each share of Series B Preferred Stock shall entitle the holder thereof to cast 100 votes. In addition, so long as any Series B Preferred Stock is outstanding, the Company shall not, without the approval of at least a majority of the outstanding shares of Series B Preferred Stock voting separately as a class (i) amend, alter, repeal, whether by merger, consolidation, combination, reclassification or otherwise, the Company's certificate of incorporation or by-laws or any provision thereof if such amendment, alteration or repeal would adversely alter or change the rights, preferences or privileges of the Series B Preferred Stock, (ii) create, authorize or issue any class, series or shares of preferred stock or any other class or series of capital stock or other equity securities ranking either as to payment of dividends or distribution of assets upon a Liquidation Event (A) prior to the Series B Preferred Stock, or (B) on a parity with the Series B Preferred Stock, or (iii) undertake any action the valid consummation of which would require the approval of the Company's stockholders pursuant to the Company's certificate of incorporation or by-laws or as required by applicable law and the direct or indirect result which would adversely affect or change the rights, preferences or privileges of the Series B Preferred Stock. The vote of the holders of at least two-thirds of the outstanding shares of Series B Preferred Stock, voting separately as a class, shall be required to adopt any of the foregoing alterations, amendments or repeals, in addition to such other vote of stockholders as may be required under applicable law.

  CONVERSION RIGHTS

     If the Series B Preferred Stock Conversion Rights are approved by stockholders at the 2002 Annual Meeting, each holder of Series B Preferred Stock would have the immediate right to convert its shares of Series B Preferred Stock in whole or in part, with each share of Series B Preferred Stock converting into 100 shares of the Company's Class A Common Stock. Accordingly, if the requisite stockholder approval is obtained at the 2002 Annual Meeting, the Company would be required to issue to the holder (or holders) of the Series B Preferred Stock up to 433,333 shares of the Company's Class A Common Stock (subject to certain adjustments in accordance with the terms of the Certificate of Designation). In lieu of issuing any fractional shares which would otherwise be due upon conversion, the Company would issue a payment in lieu of such fractional shares.

  RANKING; REDEMPTION

     With respect to rights to distributions upon a Liquidation Event, the Series B Preferred Stock ranks senior to all classes of common stock of the Company, including, without limitation, the Company's Class A and Class B Common Stock and to each other class or series of capital stock or other equity securities of the Company, provided that the holders of a majority of the outstanding shares of Series B Preferred Stock may establish a series of preferred stock the terms of which rank on a parity with or senior to the Series B Preferred Stock as to dividends and distributions upon a Liquidation Event.

     The Series B Preferred Stock is perpetual and may not be redeemed, purchased, retired or otherwise acquired by the Company unless such redemption, purchase or retirement or other acquisition by the Company is expressly authorized in the Certificate of Designation, provided that the Company may redeem, purchase, retire or otherwise acquire any or all of the outstanding shares of the Series B Preferred Stock of a holder thereof with the written consent of such holder. Subject to certain limitations specified in the Certificate of Designation, the Company has the option to redeem all or any part of the Series B Preferred Stock at any time after 30 days following stockholder approval of the Series B Preferred Stock Conversion Rights for cash at a redemption price equal to the Liquidation Value thereof as of such redemption date, provided that the holders of the Series B Preferred Stock retain the right to convert their shares of Series B Preferred Stock into the applicable number of shares of the Company's Class A Common Stock until the close of business on the last business day preceding the effective date of any such optional redemption by the Company.

  DIVIDENDS

     If the Company declares or pays any dividends or any other distributions are made with respect to the Company's Class A Common Stock, the Series B Preferred Stock holders as of the applicable record date for such dividend or distribution shall be entitled to receive dividends or distributions in an amount per share of Series B Preferred Stock as if the Series B Preferred Stock had been converted into the Company's Class A Common Stock as of the date immediately preceding the date for determining the holders of Class A Common Stock entitled to such dividend or distribution. In addition, no dividend or distribution shall be paid or declared on any share of Class A Common Stock unless a dividend or distribution payable in the same consideration and manner is simultaneously paid or declared on each share of Series B Preferred Stock.

              VOTE REQUIRED AND BOARD OF DIRECTORS' RECOMMENDATION

     The Series B Preferred Stock Conversion Rights will require the affirmative vote of a majority of the total number of votes of outstanding shares of the Company's Common Stock and Series B Preferred Stock present in person or represented by proxy at the 2002 Annual Meeting and entitled to vote. In determining whether the proposal has received the requisite number of affirmative votes, abstentions will be counted and will have the same effect as a vote against the proposal. MacAndrews & Forbes has informed the Company that it will vote FOR approval of the Series B Preferred Stock Conversion Rights.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE SERIES B PREFERRED STOCK CONVERSION RIGHTS.

                                 PROPOSAL NO. 4

                       APPROVAL OF THE AMENDED STOCK PLAN

     At the Annual Meeting, the Company's stockholders will be asked to approve the Revlon Inc. Fourth Amended and Restated 1996 Stock Plan, a copy of which is attached as Exhibit 2 (the "Fourth Amended Stock Plan"), which would (1) increase by 2,000,000 shares the maximum number of shares with respect to which Awards may be granted under the Amended Stock Plan, and (2) increase by 2,000,000 shares the total number of shares of the Company's Class A Common Stock with respect to which restricted and unrestricted stock awards may be granted under the Amended Stock Plan as of any date. The Revlon, Inc. 1996 Stock Plan (the "Original Stock Plan") was adopted in connection with the Company's initial public offering in February 1996 (the "Offering"), and was amended in (y) February 1999 to increase the number of shares available under the Original Stock Plan from 5,000,000 to 7,000,000 (the "Second Amended Stock Plan") and (z) April 2001 to increase the number of shares available under the Second Amended Stock Plan from 7,000,000 to 8,500,000 and to increase by 300,000 the total number of shares of the Company's Class A Common Stock subject to options and stock appreciation rights ("SARs") which may be granted to any grantee under the Amended Stock Plan in any year (the "Third Amended Stock Plan", and the Original Stock Plan, Second Amended Stock Plan, Third Amended Stock Plan and Fourth Amended Stock Plan will be referred to as the "Amended Stock Plan"). The Amended Stock Plan is intended to advance the interests of the Company and its stockholders by providing an incentive to attract, retain and motivate key employees and directors of the Company and its affiliates to contribute to the Company's growth and profitability and to align those individuals' long-term interests with those of the Company's stockholders. The Board of Directors believes that approval of the Fourth Amended Stock Plan is in the best interests of the Company and its stockholders. Therefore, the Board of Directors has approved the Fourth Amended Stock Plan, subject to the approval of the Company's stockholders.

     As of March 1, 2002, options to purchase an aggregate of 7,172,379 shares of the Company's Class A Common Stock were outstanding under the Amended Stock Plan, options covering 73,950 shares were exercised, 1,000,000 restricted shares of the Company's Class A Common Stock were outstanding under the Plan and only 253,671 shares of the 8,500,000 shares authorized under the Amended Stock Plan remained available for future grants. The Board of Directors has amended the Amended Stock Plan, subject to the approval of the Company's stockholders, to (1) increase by 2,000,000 the maximum aggregate number of shares of the Company's Class A Common Stock with respect to which Awards may be granted and (2) increase by 2,000,000 shares the total number of shares of the Company's Class A Common Stock with respect to which restricted and unrestricted stock awards may be granted under the Amended Stock Plan as of any date. The Board of Directors believes that the Company's stock option program is an important factor in attracting and retaining the high caliber of employees and directors essential to the Company's success and in aligning their interests with those of the Company's stockholders. These amendments are intended to ensure that the Amended Stock Plan will have available sufficient shares to meet these needs.

SUMMARY OF THE AMENDED STOCK PLAN

THE AMENDED STOCK PLAN

     The Original Stock Plan became effective on February 22, 1996, and will continue in effect until February 21, 2006, unless terminated sooner by the Company's Board of Directors (the "Board"). The Fourth Amended Stock Plan will take effect upon approval by the Company's stockholders at the 2002 Annual Meeting.

     The following summary of the Fourth Amended Stock Plan is qualified in its entirety by the specific language of the Fourth Amended Stock Plan, a copy of which is annexed to this Proxy Statement as Exhibit 2. It should be noted that although an entire description of the Fourth Amended Stock Plan is provided, the principal difference in terms of the Fourth Amended Stock Plan from the terms of the Third Amended Stock Plan (which was approved by the Company's stockholders at the 2001 Annual Meeting) is that: (1) the Fourth Amended Stock Plan increases by 2,000,000 the maximum number of shares of the Company's Class A Company Stock with respect to which Awards may be granted under the Amended Stock Plan; (2) the Fourth Amended Stock Plan increases by 2,000,000 shares the total number of shares of the Company's Class A Common Stock with respect to which restricted and unrestricted stock awards may be granted under the Amended Stock Plan as of any date; and (3) during 2001, the Company adopted more restrictive provisions related to the treatment of Awards of stock options, stock appreciation rights and restricted shares upon termination of employment in order to increase the number of shares available for issuance to current employees under the Amended Stock Plan and to minimize the dilutive effects of grants under the Amended Stock Plan to employees who were subsequently terminated (as discussed below under "Effect of Termination of Employment or Services").

     The purpose of the Amended Stock Plan is to provide for certain officers, directors of the Company and its affiliates who are not also employed by the Company or its affiliates ("Non-Employee Directors"), other directors and key employees of the Company and certain of its affiliates an incentive to maintain and enhance the long-term performance and profitability of the Company. The Amended Stock Plan provides for grants of options to purchase shares of the Company's Class A Common Stock in the form of incentive stock options ("ISOs") and options which do not qualify as ISOs ("NQSOs"). Options granted under the Amended Stock Plan may be granted in tandem with SARs. The Amended Stock Plan also provides for grants of SARs not in tandem with options, restricted stock awards, unrestricted stock awards and performance awards (all awards granted under the Amended Stock Plan, collectively, "Awards").

AMENDED STOCK PLAN ADMINISTRATION

     The Amended Stock Plan is administered by the Compensation Committee, which is a committee of the Board consisting of two or more directors of the Company. Subject to the terms of the Amended Stock Plan, the Compensation Committee has the authority to construe and interpret the Amended Stock Plan and to establish and amend rules and regulations for administering the Amended Stock Plan. The Compensation Committee has the authority to determine the eligible participants under the Amended Stock Plan and the type and number of Awards to be granted under the Amended Stock Plan.

SECURITIES SUBJECT TO THE FOURTH AMENDED STOCK PLAN

     The Original Stock Plan originally covered 5,000,000 shares of the Company's Class A Common Stock, which may be authorized but unissued Class A Common Stock or authorized and issued Class A Common Stock held in treasury or acquired by the Company for purposes of the Original Stock Plan. At the 1999 Annual Meeting of Stockholders the Original Stock Plan was amended to cover a total of 7,000,000 shares (which includes the 5,000,000 shares originally authorized under the Original Stock Plan). At the 2001 Annual Meeting the Second Amended Stock Plan was amended to cover a total of 8,500,000 shares (which includes the 7,000,000 shares authorized under the Second Amended Stock
Plan) and to increase by 300,000 the total number of shares of the Company's Class A Common Stock subject to options and SARs which may be granted to any grantee under the Amended Stock Plan in any year. As amended by the Board of Directors, subject to stockholder approval, the Fourth Amended Stock Plan covers a total of 10,500,000 shares (which includes the 8,500,000 shares previously authorized under the Third Amended Stock Plan) of the Company's Class A Common Stock, which may be authorized but unissued Class A Common Stock or authorized and issued Class A Common Stock held in treasury or acquired by the Company for purposes of the Fourth Amended Stock Plan.

     As amended by the Board of Directors, subject to stockholder approval, the Fourth Amended Stock Plan increased by 2,000,000 shares the total number of shares of the Company's Class A Common Stock with respect to which restricted and unrestricted stock awards may be granted under the Fourth Amended Stock Plan as of any date. Accordingly, the total number of shares of the Company's Class A Common Stock subject to restricted or unrestricted stock Awards under the Fourth Amended Stock Plan may not exceed 3,000,000.

     The Amended Stock Plan provides that in the event of certain corporate transactions, the Compensation Committee may make equitable adjustments as it deems necessary or appropriate to any or all of (i) the number and kind of shares of the Company's Class A Common Stock which may thereafter be issued in connection with Awards, (ii) the number and kind of shares of the Company's Class A Common Stock issued or issuable in respect of outstanding Awards, (iii) the exercise price, grant price or purchase price relating to any Awards, and
(iv) the annual or other limitations on the number of shares with respect to which Awards may be granted.

ELIGIBILITY

     Awards under the Amended Stock Plan may be made to such officers, directors (including, without limitation, Non-Employee Directors) and executive, managerial or professional employees of the Company or its affiliates as the Compensation Committee shall in its sole discretion select.

AWARDS

     Subject to the terms of the Amended Stock Plan, the Compensation Committee may grant to participants Awards as described below. The terms of Award grants will be set forth in written agreements ("Award Agreements") between the Company and the participant, which Award Agreements will contain the provisions referred to below and such other provisions as the Compensation Committee may determine. Generally, no option or SAR may be exercised and no shares of the Company's Class A Common Stock underlying any other Award under the Amended Stock Plan may vest or become deliverable more than 10 years after the date of grant.

     Generally, Awards may be transferred by a grantee only by will or by the laws of descent and distribution, and may be exercised only by the grantee during his or her lifetime, provided that the Compensation Committee may provide in the applicable Award Agreement that options not intended to be incentive stock options may be transferred without consideration to any member or members of the grantee's "immediate family" (as defined in the Amended Stock
Plan), a trust for the benefit of the grantee and/or members of his or her immediate family, or a partnership or limited liability company whose only partners or stockholders are the grantee and/or members of his or her immediate family.

OPTIONS

     All options when granted are intended to be NQSOs, unless the applicable Award Agreement explicitly states that an option is intended to be an ISO. If an option is granted with the stated intent that it be an ISO, and if for any reason such option (or any portion thereof) shall not qualify as an ISO, then, to the extent of such nonqualification, such option (or portion) shall be regarded as a NQSO appropriately granted under the Amended Stock Plan, provided that such option (or portion) otherwise satisfies the terms and conditions of the Amended Stock Plan relating to NQSOs generally.

     Options may be exercised in amounts and at times determined by the Compensation Committee. Unless the Award Agreement provides otherwise, an option may not be exercised prior to the first anniversary of the date of grant and shall become exercisable with respect to 25% of the shares subject thereto on each of the first, second, third and fourth anniversaries of the date of grant. Options that are not exercised during the term established by the Compensation Committee will expire without value.

     The purchase price of the Company's Class A Common Stock purchased pursuant to the exercise of an option ("Option Price") will be no less than 100 percent (100%), and, in case of an ISO granted to an owner of stock possessing 10% or more of the total combined voting power of all classes of stock of the Company, 110 percent (110%), of the fair market value (as defined in the Amended Stock Plan) of the Company's Class A Common Stock on the day the option is granted and as may be adjusted in accordance with the anti-dilution provisions contained in the Amended Stock Plan. Upon the exercise of any option, the Option Price must be fully paid by certified or cashier's check, in shares of the Company's Class A Common Stock equal in fair market value to the Option Price, or, subject to the approval of the Compensation Committee, by personal check.

     The aggregate fair market value (determined as of the date of grant) of the shares granted to any participant under the Amended Stock Plan or any other option plan of the Company or its subsidiaries that may become exercisable for the first time in any calendar year is limited, with respect to ISOs, to $100,000.

STOCK APPRECIATION RIGHTS

     The Compensation Committee may grant SARs either alone ("unrelated SARs") or in conjunction with all or part of an option. Upon the exercise of a SAR, a holder generally is entitled, without payment to the Company, to receive cash, shares of the Company's Class A Common Stock or any combination thereof, as determined by the Compensation Committee, in an amount equal to (x) the excess of the fair market value of one share of the Company's Class A Common Stock on the exercise date over (i) in the case of a SAR granted in tandem with an option, the Option Price and (ii) in the case of an unrelated SAR, the appreciation base (determined pursuant to the Amended Stock Plan), multiplied by (y) the number of shares of the Company's Class A Common Stock subject to the SAR or the portion thereof surrendered. SARs vest and become exercisable in the same manner as options.

RESTRICTED STOCK AWARDS AND UNRESTRICTED STOCK AWARDS

     The Compensation Committee may grant restricted or unrestricted stock Awards alone or in tandem with other Awards under the Amended Stock Plan. Vesting of restricted stock Awards may be conditioned upon the completion of a specified period of service, the attainment of specific performance goals or such other factors as the Compensation Committee may determine. The Compensation Committee may, in its discretion, require a grantee to pay an amount to acquire any restricted or unrestricted stock, which amount may be refunded to such grantee upon such events as the Compensation Committee may determine. During the restricted period, the grantee may not transfer, assign or otherwise encumber or dispose of the restricted stock, except as permitted by the Compensation Committee. During the restricted period, the grantee will have the right to vote the restricted stock and/or to receive any cash dividends if and to the extent so provided by the Compensation Committee.

     The Compensation Committee may grant stock Awards intended to constitute performance-based compensation within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). The following rules will apply to such performance based stock Awards (as such rules may be modified by the Compensation Committee to comply with Section 162(m) and any amendments, revisions or successor provisions): (i) payments under the stock Award shall be made solely on account of the attainment of one or more objective performance goals established in writing by the Compensation Committee not later than 90 days after the commencement of the period of service to which the performance Award relates (or, if less, 25% of such period of service); (ii) the performance goals to which the stock Award relates shall be based on one or more of the following business criteria applied to the participant, a business unit of the Company and/or an affiliate of the Company: stock price, market share, sales, earnings per share, return on equity, assets, capital or investment, net income, operating income, EBITDA, net sales growth, expense targets, working capital targets relating to inventory and/or accounts receivable, operating margin, planning accuracy (as measured by comparing planned results to actual results), and implementation or completion of critical projects or processes; (iii) in any year, a participant may not be granted stock Awards covering a total of more than 100,000 shares of the Company's Class A Common Stock; and (iv) once granted, the Compensation Committee may not increase the amount payable under such stock Award; provided, however, that whether or not a stock Award is intended to constitute qualified performance-based compensation within the meaning of Section 162(m) of the Code, the Compensation Committee may make appropriate adjustments in performance goals under an Award to reflect the impact of extraordinary items (as defined in the Amended Stock Plan) not reflected in such goals.

PERFORMANCE AWARDS

     The Compensation Committee may grant performance Awards relating to a specified number of shares to be delivered based upon attainment over a specified performance cycle of specified measures of the performance of the Company, one or more of its subsidiaries or affiliates or the participant as may be established by the Compensation Committee. The Compensation Committee may provide for full or partial credit, prior to completion of such performance cycle or achievement of the degree of attainment of the measures of performance specified in connection with such performance unit, in the event of the participant's death, normal retirement, early retirement, or total or permanent disability, or in other circumstances.

     The Compensation Committee may grant performance Awards intended to constitute performance-based compensation within the meaning of Section 162(m) of the Code. The following rules will apply to such performance Awards (as such rules may be modified by the Compensation Committee to comply with Section 162(m) and any amendments, revisions or successor provisions): (i) payments under the performance Award shall be made solely on account of the attainment of one or more objective performance goals established in writing by the Compensation Committee not later than 90 days after the commencement of the period of service to which the performance Award relates (or, if less, 25% of such period of service); (ii) the performance goals to which the performance Award relates shall be based on one or more of the following business criteria applied to the participant, a business unit of the Company and/or an affiliate of the Company: stock price, market share, sales, earnings per share, return on equity, assets, capital or investment, net income, operating income, EBITDA, net sales growth, expense targets, working capital targets relating to inventory and/or accounts receivable, operating margin, planning accuracy (as measured by comparing planned results to actual results), and implementation or completion of critical projects or processes; (iii) in any year, a participant may not be granted performance Awards covering a total of more than 100,000 shares of the Company's Class A Common Stock; and (iv) once granted, the Compensation Committee may not increase the amount payable under such performance Award; provided, however, that whether or not a performance Award is intended to constitute qualified performance-based compensation within the meaning of Section 162(m) of the Code, the Compensation Committee may make appropriate adjustments in performance goals under an Award to reflect the impact of extraordinary items (as defined in the Amended Stock Plan) not reflected in such goals.

EFFECT OF TERMINATION OF EMPLOYMENT OR SERVICES

     Except as otherwise provided in the applicable Award Agreement, the following will apply upon the grantee's termination of employment (or services in the case of Non-Employee Directors) with the Company and its affiliates. Except as described below, if the employment (or services in the case of Non-Employee Directors) of the grantee terminates, exercisable options and SARs will remain exercisable, and any payment or notice provided for under the terms of the vested portion of any other outstanding Award may be given, for a period of 90 days from the date of any such termination, and any unexercisable Awards or parts thereof will be cancelled and the grantee may not satisfy any condition limitation or restriction which is unsatisfied, in each case as of the date of termination.

     If the grantee's employment (or provision of services, in the case of Non-Employee Directors) is terminated for "good reason" (as defined in the Company's Executive Severance Policy) or for "cause" under an applicable employment agreement or, in the case of a Non-Employee Director, removal for cause as set forth in the Company's By-laws from time to time, or by the grantee other than for "good reason" or "cause" under an applicable employment agreement, all outstanding Awards previously granted to such grantee (whether or not then vested or exercisable) shall be cancelled and the portion of all restricted stock Awards which are unvested or as to which restrictions have not lapsed shall be cancelled and the grantee may not satisfy any condition limitation or restriction which is unsatisfied, in each case as of the date of termination. If the grantee voluntarily retires with the Company's consent or retires as a Non-Employee Director with the consent of the Company or the grantee's employment is or services as a Non-Employee Director are terminated due to permanent disability, then options or stock appreciation rights vested and exercisable as of the date of termination would be exercisable for only one year from the date of termination and unvested options and stock appreciation rights would expire and unvested restricted shares and any other Awards would be forfeited on the date of termination. Upon the grantee's death during employment (or services in the case of Non-Employee Directors) or during the period under which continued exercisability is provided for as described above, options or stock appreciation rights exercisable as of the date of the grantee's death would be exercisable by the estate of the deceased grantee for 1 year from the date of the grantee's death and unvested options or stock appreciation rights would expire and unvested restricted shares and any other Awards would be forfeited. Upon the termination of the grantee for any other reason, vested options or stock appreciation rights would be exercisable for 90 days and unvested options and stock appreciation rights would expire and unvested restricted shares and any other Awards would be forfeited on the date of termination. Additionally, if a grantee ceases employment and accepts employment with a competitor in violation of the Company's standard Employee Agreement as to Confidentiality and Non-Competition agreement (or any other applicable non-compete agreement), then profits realized from the exercise of any options or stock appreciation rights during the 12-month period prior to the date of termination would be repayable to the Company and the value of any vested restricted shares or other Awards for which consideration was received during the 12-month period prior to the date of termination would be repayable to the Company.

EFFECTS OF CERTAIN CHANGES

     The Amended Stock Plan provides that in the event that the Company is to be merged or consolidated with another corporation or reorganized or liquidated, then the Compensation Committee may, in its discretion, provide that Awards granted to a grantee will terminate unless exercised within the period determined by the Compensation Committee (not less than 30 days), in which case the Compensation Committee must accelerate the exercisability and vesting of such Awards.

AMENDMENT; TERMINATION

     The Company's Board of Directors may amend, suspend or discontinue the Amended Stock Plan at any time except that, unless approved by a majority vote of the Company's stockholders, no such amendment may (i) materially increase the maximum number of shares as to which Awards may be granted under the Amended Stock Plan, except for adjustments to reflect stock dividends or other recapitalizations affecting the number or kind of outstanding shares, (ii) materially increase the benefits accruing to Amended Stock Plan participants,
(iii) materially change the requirements as to eligibility for participation in the Amended Stock Plan, (iv) permit an option or unrelated SAR to be exercisable, a restricted stock Award to vest, or shares of the Company's Class A Common Stock to be delivered pursuant to a performance Award, more than 10 years after the date of grant (except where such event occurs due to the death of the grantee), (v) permit a stock option to have an option exercise price, or a SAR to have an appreciation base, of less than 100% of the fair market value of a share of the Company's Class A Common Stock on the date the stock option or SAR is granted or (vi) extend the term of the Amended Stock Plan beyond the initial 10-year period.

PAYMENT OF TAXES

     Whenever cash is to be paid pursuant to an Award, the Company shall have the right to deduct therefrom an amount sufficient to satisfy any federal, state and local withholding tax requirements related thereto. Whenever shares of the Company's Class A Common Stock are to be delivered pursuant to an Award, the Company shall have the right to require the grantee to remit to the Company in cash an amount sufficient to satisfy any federal, state and local withholding tax requirements related thereto. With the approval of the Compensation Committee, a grantee may satisfy the foregoing requirement by delivering unrestricted shares of the Company's Class A Common Stock owned by the grantee for at least six months having a value equal to the amount otherwise payable or by electing to have the Company withhold from delivery shares of the Company's Class A Common Stock having a value equal to the amount of tax to be withheld. Such shares shall be valued at their fair market value on the date on which the amount of tax to be withheld is determined. Such a withholding election may be made with respect to all or any portion of the shares to be delivered pursuant to an Award.

CERTAIN FEDERAL INCOME TAX EFFECTS

     The following discussion is a brief summary of the principal United States Federal income tax consequences under current Federal income tax laws relating to Awards under the Amended Stock Plan. This summary is not intended to be exhaustive and, among other things, does not describe state, local or foreign income and other tax consequences.

     Non-Qualified Stock Options. An optionee will not recognize any taxable income upon the grant of an NQSO and the Company will not be entitled to a tax deduction with respect to the grant of an NQSO. Upon exercise of an NQSO, the excess of the fair market value of the Company's Class A Common Stock on the exercise date over the option exercise price will be taxable as compensation income to the optionee and will be subject to applicable withholding taxes. The Company will generally be entitled to a tax deduction at such time in the amount of such compensation income. The optionee's tax basis for the Company's Class A Common Stock received pursuant to the exercise of an NQSO will equal the sum of the compensation income recognized and the exercise price.

     In the event of a sale of the Company's Class A Common Stock received upon the exercise of an NQSO, any appreciation or depreciation after the exercise date generally will be taxed as capital gain or loss and will be long-term capital gain or loss if the holding period for such Class A Common Stock is more than one year.

     Incentive Stock Options. An optionee will not recognize any taxable income at the time of grant or timely exercise of an ISO and the Company will not be entitled to a tax deduction with respect to such grant or exercise. Exercise of an ISO may, however, give rise to taxable compensation income subject to applicable withholding taxes, and a tax deduction to the Company, if the ISO is not exercised on a timely basis (generally, while the optionee is employed by the Company or within 90 days after termination of employment) or if the optionee subsequently engages in a "disqualifying disposition," as described below.

     A sale or exchange by an optionee of shares acquired upon the exercise of an ISO more than one year after the transfer of the shares to such optionee and more than two years after the date of grant of the ISO will result in any difference between the net sale proceeds and the exercise price being treated as long-term capital gain (or loss) to the optionee. If such sale or exchange takes place within two years after the date of grant of the ISO or within one year from the date of transfer of the ISO shares to the optionee, such sale or exchange will generally constitute a "disqualifying disposition" of such shares that will have the following results: any excess of (i) the lesser of (a) the fair market value of the shares at the time of exercise of the ISO and (b) the amount realized on such disqualifying disposition of the shares over (ii) the option exercise price of such shares, will be ordinary income to the optionee, subject to applicable withholding taxes, and the Company will be entitled to a tax deduction in the amount of such income. Any further gain or loss after the date of exercise generally will qualify as a capital gain or loss and will not result in any deduction by the Company.

     Restricted Stock. A grantee will not recognize any income upon the receipt of restricted stock unless the grantee elects under Section 83(b) of the Code, within thirty days of such receipt, to recognize ordinary income in an amount equal to the fair market value of the restricted stock at the time of receipt, less any amount paid for the shares. If the election is made, the holder will not be allowed a deduction for amounts subsequently required to be returned to the Company. If the election is not made, the holder will generally recognize ordinary income, on the date that the restrictions to which the restricted stock is subject are removed, in an amount equal to the fair market value of such shares on such date, less any amount paid for the shares. At the time the holder recognizes ordinary income, the Company generally will be entitled to a deduction in the same amount. Recipients of restricted stock awards in 2001 were prohibited from making an election under Section 83(b) of the Code.

     Unrestricted Stock. A grantee generally will be taxed upon the grant of an Award of unrestricted stock. However, if at the time the shares are granted they are subject to a substantial risk of forfeiture, as defined in the Code (including as a result of potential liability under Section 16(b) of the Exchange Act), the grantee will be taxed at the time the shares are no longer subject to such risk of forfeiture, subject to the grantee making an effective election under Section 83(b) of the Code. The amount of income recognized by the grantee will be equal to the fair market value of the shares on the date that the income is recognized. The Company generally will be entitled to a deduction at the time and in the amount that the employee recognizes ordinary income.

     SARs. The grant of a SAR will not result in income for the grantee or in a tax deduction for the Company. Upon the settlement of such a right, the grantee will recognize ordinary income equal to the aggregate value of the payment received, and the Company generally will be entitled to a tax deduction in the same amount.

     Performance Awards. Generally, the grant of performance Awards has no Federal income tax consequences at the time of grant. Rather, at the time the shares are no longer subject to a substantial risk of forfeiture (as defined in the Code) the holder will recognize ordinary income in an amount equal to the fair market value of such shares. A holder may, however, elect to be taxed at the time of the grant in accordance with Section 83(b) of the Code. The Company generally will be entitled to a deduction at the time and in the amount that the holder recognizes ordinary income.

     Certain Limitations on Deductibility of Executive Compensation. Section 162(m) of the Code generally disallows a publicly held corporation a deduction for compensation in excess of $1 million per year paid to the chief executive officer (the "CEO") or any of the four most highly compensated executive officers of the Company (other than the CEO) (collectively, the "Covered Officers"). Based upon a special transition rule contained in the Treasury regulations for private corporations that complete an initial public offering, the Company has, to the fullest extent possible under such regulations, treated Awards under the Amended Stock Plan made to Covered Officers as not subject to the deduction limitations of Section 162(m) of the Code. Pursuant to Section 162(m) of the Code, the transition rule is no longer available for Awards under the Amended Stock Plan upon grant of Awards with respect to all shares originally authorized for Awards under the Amended Stock Plan, which in the case of the Original Stock Plan was 5,000,000 shares, and, accordingly, the deduction limitation of Section 162(m) of the Code applies to all grants under the Amended Stock Plan after Awards with respect to the initial 5,000,000 shares were granted. However, an exception to the deduction limitation of
Section 162(m) applies to certain performance-based compensation provided that the plan pursuant to which such compensation will be paid has been approved by stockholders in a separate vote and certain other requirements are met. The Third Amended Stock Plan, which increased the number of shares authorized for issuance under the Original Stock Plan to 8,500,000 shares, was approved by the Company's stockholders at the June 1, 2001 Annual Meeting, so that the Company believes that annual Award grants under the Third Amended Stock Plan qualify for the performance-based compensation exception to Section 162(m) of the Code. If the adoption of the Fourth Amended Stock Plan is approved by the Company's stockholders at the 2002 Annual Meeting, the Company believes that the Awards granted under the Fourth Amended Stock Plan should qualify for the performance-based compensation exception to Section 162(m) of the Code. Nevertheless, the Compensation Committee will maintain the discretion to authorize Awards under the Fourth Amended Stock Plan that do not qualify for an exception to the deduction limitation if the Compensation Committee believes it is necessary or appropriate under the circumstances.

AMENDED STOCK PLAN AWARDS, BENEFITS AND ADDITIONAL INFORMATION

     The following table shows the grants of Awards made during 2001 under the Amended Stock Plan to the Chief Executive Officer and the other Named Executive Officers, all current executive officers as a group, all current directors who are not executive officers as a group (the "Non-Employee Directors"), all current employees who are not executive officers as a group, and each other person who has received five percent or more of such options. The closing price per share on the NYSE of the Company's Class A Common Stock as of December 31, 2001 was $6.66.

               STOCK OPTION AND RESTRICTED SHARE GRANTS IN 2001

NAME                                               OPTION GRANTS IN 2001     RESTRICTED SHARES
----                                               ---------------------     -----------------
Ronald O. Perelman ............................           225,000                 120,000
Jeffrey M. Nugent (a) .........................            75,000                 100,000
Douglas H. Greeff .............................            50,000                  50,000
Paul E. Shapiro ...............................           100,000                  50,000
Executive Group (b) ...........................           225,000                 200,000
Non-Executive Officer Employee Group ..........           570,100                 350,000
Non-Employee Director Group ...................            67,500                      --

----------
(a)  Mr. Nugent was President and Chief Executive Officer until February 14,
     2002.

(b) The options granted to the Executive Group include options granted to Messrs. Nugent, Greeff and Shapiro.

     Future grants under the Fourth Amended Stock Plan will be made at the discretion of the Compensation Committee and, accordingly, are not yet determinable. In addition, benefits under the Fourth Amended Stock Plan will depend on a number of factors, including the fair market value of the Company's Class A Common Stock on future dates and the exercise decisions made by the optionees. Consequently it is not possible to determine the benefits that might be received by optionees receiving discretionary grants under the Fourth Amended Stock Plan. However, certain executive officers' employment agreements provide that management shall recommend to the Compensation Committee that such officers be granted options to purchase a specified number of shares annually (See "Employment Agreements and Termination of Employment Arrangements").

              VOTE REQUIRED AND BOARD OF DIRECTORS' RECOMMENDATION

     The approval of the Fourth Amended Stock Plan will require the affirmative vote of a majority of the total number of votes of outstanding shares of the Company's Common Stock and Series B Preferred Stock present in person or represented by proxy at the 2002 Annual Meeting and entitled to vote. In determining whether approval of the Fourth Amended Stock Plan has received the requisite number of affirmative votes, abstentions will be counted and will have the same effect as a vote against the proposal. MacAndrews & Forbes has informed the Company that it will vote FOR approval of the Fourth Amended Stock Plan.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR APPROVAL OF THE FOURTH AMENDED STOCK PLAN.

                                 PROPOSAL NO. 5

               STOCKHOLDER PROPOSAL REQUESTING THE IMPLEMENTATION
                   OF A CODE OF CORPORATE CONDUCT BASED ON THE
               CONVENTIONS OF THE INTERNATIONAL LABOR ORGANIZATION

     The Office of the Comptroller of the City of New York, located at 1 Centre Street, New York, New York, 10007-2341, which is the custodian and trustee of the New York City Employees' Retirement System, the New York City Teachers' Retirement System, the New York City Fire Department Pension Fund and the New York City Police Pension Fund (the "Funds"), has informed the Company that the Funds own at least $2,000 worth of Common Stock of the Company and that the Funds intend to present the following proposal for consideration at the 2002 Annual Meeting of Stockholders of the Company (the "Funds' Proposal"):

          "Whereas, Revlon, Inc. currently has extensive overseas operations, and

          Whereas, reports of human rights abuses in the overseas subsidiaries and suppliers of some U.S.-based corporations has led to an increased public awareness of the problems of child labor, "sweatshop" conditions, and the denial of labor rights in U.S. corporate overseas operations, and

          Whereas, corporate violations of human rights in these overseas operations can lead to negative publicity, public protests, and a loss of consumer confidence which can have a negative impact on shareholder value, and

          Whereas, a number of corporations have implemented independent monitoring programs with respected human rights and religious organizations to strengthen compliance with international human rights norms in subsidiary and supplier factories, and

          Whereas, these standards incorporate the conventions of the United Nations International Labor Organization (ILO) on workplace human rights which include the following principles:

          1) All workers have the right to form and join trade unions and to bargain collectively. (ILO Conventions 87 and 98)

          2) Workers' representatives shall not be the subject of discrimination and shall have access to all workplaces necessary to enable them to carry out their representation functions. (ILO Convention 135)

          3) There shall be no discrimination or intimidation in employment. Equality of opportunity and treatment shall be provided regardless of race, color, sex, religion, political opinion, age, nationality, social origin, or other distinguishing characteristics. (ILO Convention 100 and 111)

          4) Employment shall be freely chosen. There shall be no use of force, including bonded or prison labor. (ILO Conventions 29 and
               105)

          5)   There shall be no use of child labor. (ILO Convention 138), and,

          Whereas, independent monitoring of corporate adherence to these standards is essential if consumer and investor confidence in our company's commitment to human rights is to be maintained.

          Therefore, be it resolved that the shareholders request that the company commit itself to the implementation of a code of corporate conduct based on the aforementioned ILO human rights standards by its international suppliers and in its own international production facilities and commit to a program of outside, independent monitoring of compliance with these standards."

          THE COMPANY'S STATEMENT IN OPPOSITION TO THE FUNDS' PROPOSAL

     THE BOARD OF DIRECTORS OPPOSES THE FUNDS' PROPOSAL AND BELIEVES THAT ITS ADOPTION WOULD NOT BE IN THE BEST INTEREST OF THE COMPANY AND ITS STOCKHOLDERS FOR PRINCIPALLY THE FOLLOWING REASONS:

     1. Implementation of the Funds' Proposal would be Duplicative of the Company's Existing Policies with respect to Workplace Human Rights. The Board believes the adoption of the Funds' proposal is unnecessary because the Company has a long history of and remains strongly committed to business ethics, compliance with all applicable laws relating to human and workers' rights and maintaining high standards with respect to workplace human rights. The Company's commitment to the principles contained in the Funds' Proposal is evidenced by the policies set forth in the Company's Code of Business Conduct (the "Code of Conduct") that was adopted in 1993. The Code of Conduct provides for a comprehensive program to monitor and ensure compliance with the letter and spirit of all applicable laws in every country in which the Company does business, and it requires the same of its suppliers. By distributing the Code of Conduct throughout all of its worldwide locations, the Company ensures that such commitment is communicated uniformly across all levels of employees and across all borders. The monitoring program required by the Code of Conduct has proven to be effective in terms of ensuring compliance with the standards set forth in the Code of Conduct and under applicable laws. The Board believes that the Company's policies and practices fully comport with the goals expressed in the Funds' Proposal and that the Company can continue to ensure workplace human rights by continuing to apply and enforce the existing Code of Conduct, rather than adopting a new code of corporate conduct, the requirements and incremental expenses of which would be unnecessary and duplicative.

     2. Costs Associated with the Funds' Proposal. The Board believes the significant costs the Company would incur to implement the new code requested by the Funds' Proposal would be a waste of the Company's resources. The implementation of a new code would result in the Company expending substantial human and financial resources to draft, adopt, disseminate and enforce such new code. In addition, the Company would incur significant expenses associated with the independent monitoring of compliance required by the Funds' Proposal. The Board believes that these additional costs are not necessary given the Company's current Code of Conduct, its comprehensive system of enforcement and its long history of maintaining high standards with respect to workplace human rights.

     3. The ILO Conventions are not Designed for Corporations. The Funds' proposal requests that the Company commit itself to the implementation of a code of corporate conduct "based upon" the conventions of the United Nations' International Labor Organization that are cited in the proposal (the "ILO Conventions"). The ILO Conventions, however, are not a list of workplace human rights standards designed for companies to adopt. Rather, in the words of the ILO, "the ILO Conventions are international treaties, subject to ratification by ILO member States" to "orient national policy and action" concerning "working conditions and practices" (quoted language excerpted from www.ilo.org). In addition, due to the nature of the ILO Conventions, it is unclear what requirements would be imposed upon the Company by a "code of corporate conduct" that is based upon the ILO Conventions. Moreover, the workplace human rights standards contained in the ILO Conventions are far from controversial, as indicated by the fact that the United States has adopted very few of the ILO Conventions. Accordingly, the Board believes that it is not appropriate or advisable to base a code of corporate conduct upon the ILO Conventions.

VOTE REQUIRED AND BOARD OF DIRECTORS' RECOMMENDATION

     Approval of the Funds' Proposal will require the affirmative vote of a majority of the total number of votes of outstanding shares of the Company's Common Stock and Series B Preferred Stock present in person or represented by proxy at the 2002 Annual Meeting and entitled to vote. In determining whether approval of the Funds' Proposal has received the requisite number of affirmative votes, abstentions will be counted and will have the same effect as a vote against the proposal. Proxies received by us will be voted "AGAINST" the Funds' Proposal unless a contrary vote is specified. MacAndrews & Forbes has informed the Company that it will vote AGAINST approval of the Funds' Proposal.

     FOR THE REASONS STATED ABOVE, THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "AGAINST" THE FUNDS' PROPOSAL REQUESTING THE IMPLEMENTATION OF A CODE OF CORPORATE CONDUCT BASED UPON THE ILO CONVENTIONS.

GENERAL RULES APPLICABLE TO STOCKHOLDER PROPOSALS

     Pursuant to Rule 14a-8 under the Exchange Act, any holder of at least one percent or $2,000 in market value of shares of Common Stock held for at least one year who desires to have a proposal presented in the Company's proxy material for use in connection with the Annual Meeting of Stockholders to be held in 2003 must transmit that proposal (along with his or her name, address, the number of shares of Common Stock that he or she holds of record or beneficially, the dates on which the securities were acquired and documentary support for a claim of beneficial ownership) in writing by certified mail--return receipt requested to the Secretary of the Company at Revlon, Inc., 625 Madison Avenue, New York, New York 10022. Proposals of stockholders intended to be presented in the Company's proxy material for use in connection with the Annual Meeting of Stockholders to be held in 2003 must be received by the Secretary of the Company not later than December 30, 2002, except as discussed in the next paragraph.

     Effective June 30, 2001, the Company's Board of Directors amended Article II, Section 3 of the Company's By-laws, regarding the nature of business to be conducted at meetings of stockholders, including the 2002 Annual Meeting. Pursuant to Article II, Section 3 of the Company's By-laws, in order for business to be properly brought before an annual meeting (other than business specified in the notice of meeting or any supplement thereto), notice of such business, including among other things, (i) information regarding the proposed business to be brought before such meeting; (ii) the identity of the stockholder; and (iii) the class of shares of the Company which are owned beneficially or of record by such stockholder must be received by the Company not less than sixty (60) days nor more than ninety (90) days prior to the anniversary date of the immediately preceding annual meeting; provided, however, that in the event that the annual meeting is called for a date that is not within thirty (30) days before or after such anniversary date, notice by the stockholder in order to be timely must be received not later than the close of business on the tenth day following the day on which such notice of the date of the annual meeting was mailed or such disclosure of the date of the annual meeting was made, whichever occurs first. As a result, as the 2002 Annual Meeting is within 30 days before or after the anniversary date of the 2001 Annual Meeting of Stockholders, then a notice of a stockholder nomination for candidates for the Board of Directors or any other stockholder proposal (other than stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act) must have been received by the Company between March 3, 2002 and April 2, 2002. No such proposals were received. In addition, if the Company's Annual Meeting of Stockholders for 2003 is within 30 days before or after the anniversary date of the 2002 Annual Meeting, then notice of a stockholder nomination for candidates for the Board of Directors or any other stockholder proposal (other than stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act) must be received by the Company between March 2, 2003 and April 1, 2003.

     On May 21, 1998, the Securities and Exchange Commission adopted an amendment to Rule 14a-4, as promulgated under the Exchange Act. The amendment to Rule 14a-4(c)(1) governs the Company's use of its discretionary proxy voting authority with respect to a stockholder proposal that is not addressed in the Company's proxy statement. Such amendment provides that if a proponent of a proposal fails to notify the Company at least 45 days prior to the first anniversary date of the date of mailing of the prior year's proxy statement (or a date specified in an advance notice provision), then the Company will be allowed to use its discretionary voting authority when the proposal is raised at the meeting, without any discussion of the matter in the proxy statement.

     With respect to the 2002 Annual Meeting, if the Company has not been provided with notice of a stockholder proposal (other than a proposal which has been properly submitted for inclusion in the Company's proxy statement in a timely manner), between March 3, 2002 and April 2, 2002, the Company will be permitted to use its voting authority as outlined above. With respect to the Company's 2003 Annual Meeting of Stockholders, if the Company is not provided notice of a stockholder proposal (other than a proposal which has been properly submitted for inclusion in the Company's proxy statement in a timely manner), between March 2, 2003 and April 1, 2003, the Company will be permitted to use its voting authority as outlined above.

     Additionally, holders of shares of Common Stock desiring to have proposals submitted for consideration at future meetings of the stockholders should consult the applicable rules and regulations of the SEC, including Rule 14a-8 under the Exchange Act, with respect to such proposals, including the permissible number and length of proposals and other matters governed by such rules and regulations.

                             ADDITIONAL INFORMATION

     The Company will make available a copy of its Annual Report on Form 10-K for the fiscal year ended December 31, 2001, and any Quarterly Reports on Form 10-Q filed thereafter, without charge, upon written request to Robert K. Kretzman, Senior Vice President, General Counsel and Corporate Secretary, Revlon, Inc., 625 Madison Avenue, New York, New York 10022. Each such request must set forth a good faith representation that, as of the Record Date, April 2, 2002, the person making the request was a beneficial owner of shares of the Company's Common Stock entitled to vote. In order to ensure timely delivery of such documents prior to the 2002 Annual Meeting, any request should be received by the Company promptly.

     Stockholders who are not stockholders of record who wish to attend the 2002 Annual Meeting should bring written evidence of beneficial ownership of the Company's Common Stock, together with a form of picture identification, to the 2002 Annual Meeting.

     For your convenience, please note such Annual Report on Form 10-K is available on the SEC's website at www.sec.gov, through the Filings and Forms (EDGAR) pages, as well as through the Company's corporate website at www.revloninc.com by clicking on "Investor Relations" and then "Financial Reports and Filings". Additionally, any person wishing to receive an electronic copy of Revlon's Annual Report on Form 10-K for the fiscal year ended December 31, 2001, without charge, may send an email making such a request and including a return email address to robert.kretzman@revlon.com.

                                 OTHER BUSINESS

     Management does not intend to present any other items of business and is not aware of any matters other than those set forth in this proxy statement that will be presented for action at the 2002 Annual Meeting. However, if any other matters properly come before the 2002 Annual Meeting, the persons named in the enclosed proxy intend to vote the shares of Common Stock and Series B Preferred Stock that they represent in accordance with their best judgment.

New York, New York
April 29, 2002



                                        By Order of the Board of Directors



                                        Robert K. Kretzman
                                        Senior Vice President, General Counsel
                                        and Secretary

                                                                       EXHIBIT 1

                        CERTIFICATE OF THE DESIGNATIONS,
                         POWERS, PREFERENCES AND RIGHTS
                                       OF
                      SERIES B CONVERTIBLE PREFERRED STOCK
                                       OF
                                  REVLON, INC.

                         (PURSUANT TO SECTION 151 OF THE
                        DELAWARE GENERAL CORPORATION LAW)

     Revlon, Inc., a Delaware corporation (the "Company"), hereby certifies that the following resolution was adopted by the Board of Directors of the
Company:

     RESOLVED, that pursuant to the authority expressly granted to and vested in the Board of Directors of the Company (the "Board of Directors") by the provisions of the Amended and Restated Certificate of Incorporation of the Company (the "Certificate of Incorporation"), there is hereby created, out of the 20,000,000 shares of Preferred Stock, par value $0.01 per share, of the Company authorized in Article Fourth of the Certificate of Incorporation (the "Preferred Stock"), a series of the Preferred Stock consisting of 4,333 shares, which series shall have the following powers, designations, preferences and relative, participating, optional or other rights, and the following qualifications, limitations and restrictions (in addition to any powers, designations, preferences and relative, participating, optional or other rights, and any qualifications, limitations and restrictions, set forth in the Certificate of Incorporation which are applicable to the Preferred Stock):

1. Designation of Amount.

     The shares of Preferred Stock created hereby shall be designated the "Series B Convertible Preferred Stock" (the "Series B Preferred Stock") and the authorized number of shares constituting such series shall be 4,333.

2. Ranking; Term.

     (a) The Series B Preferred Stock shall, with respect to rights to distributions upon the liquidation, winding-up or dissolution of the Company, rank senior to all classes of common stock, par value $0.01 per share, of the Company (the "Common Stock") and to each other class or series of capital stock or other equity securities of the Company authorized, issued or otherwise established; provided, however, that the holders of a majority of the outstanding shares of Series B Preferred Stock, in accordance with the provisions of Section 7(b) hereof, may approve the authorization, issuance or establishment of a series of Preferred Stock the terms of which rank on a parity with or senior to the Series B Preferred Stock as to dividends and distributions upon the liquidation, winding-up or dissolution of the Company.

     (b) The Series B Preferred Stock shall be perpetual and may not be redeemed, purchased, retired or otherwise acquired by the Company unless such redemption, purchase, retirement or other acquisition by the Company is expressly authorized herein and consummated in accordance with the provisions specified herein; provided, however, that the Company may, with the written consent of a holder of outstanding shares of Series B Preferred Stock, redeem, purchase, retire or otherwise acquire any or all of the outstanding shares of Series B Preferred Stock held by such holder.

3. Dividends

     In the event any dividends are declared or paid or any other distribution is made on or with respect to the Class A Common Stock, par value $0.01 per share, of the Company ("Class A Common Stock"), the holders of the Series B Preferred Stock as of the record date established by the Board of Directors for such dividend or distribution on the Class A Common Stock shall be entitled to receive dividends (the "Dividends") in an amount (whether in the form of cash, securities or other property) per share of Series

B Preferred Stock, as if the Series B Preferred Stock had been converted into shares of Class A Common Stock as of the date immediately prior to the date for determining the holders of Class A Common Stock entitled to receive such dividend or distribution, equal to the amount (and in the form) of the dividends declared or paid or distribution made on or with respect to each share of Class A Common Stock, such Dividends to be payable on the same payment date or distribution date as the dividend or distribution on the Class A Common Stock established by the Board of Directors. The record date for any such Dividends shall be the record date for the applicable dividend or distribution on the Class A Common Stock, and any such Dividends shall be payable to the persons in whose name the Series B Preferred Stock is registered at the close of business on the applicable record date.

     No dividend shall be paid or declared on any share of Class A Common Stock, unless a dividend, payable in the same consideration and manner, is simultaneously paid or declared, as the case may be, on each share of Series B Preferred Stock in an amount determined as set forth in paragraph (a) above. For purposes hereof, the term "dividends" shall include any pro rata distribution by the Company of cash, property, securities (including, but not limited to, rights, warrants or options) or other property or assets to the holders of the Class A Common Stock, whether or not paid out of capital, surplus or earnings.

4. Liquidation Preference.

     In the event of a liquidation, dissolution or winding up of the Company, whether voluntary or involuntary (a "Liquidation"), the holders of the Series B Preferred Stock then outstanding shall be entitled to receive out of the available assets of the Company, whether such assets are stated capital or surplus of any nature, an amount on such date equal to $720.0554 per share of Series B Preferred Stock plus the amount of any declared but unpaid Dividends as of such date (the "Liquidation Preference"). Such payment shall be made before any payment shall be made or any assets distributed to the holders of any class or series of the Common Stock or any other class or series of the Company's capital stock ranking junior as to liquidation rights to the Series B Preferred Stock. If upon any Liquidation the assets available for payment of the Liquidation Preference are insufficient to permit the payment to the holders of the Series B Preferred Stock of the full preferential amounts described in this Section 4, then all the available assets shall be distributed among the holders of the then outstanding shares of Series B Preferred Stock and the then outstanding shares of capital stock ranking on a parity with the Series B Preferred Stock as to distributions upon Liquidation, pro rata according to the number of then outstanding shares of Series B Preferred Stock and then outstanding shares of parity stock held by each holder thereof.

5. Optional Redemption by Company.

     (a) At any time after thirty (30) days following the Requisite Stockholder Approval (as defined herein), the Company may, in accordance with the provisions of Section 5(b) hereof, redeem all or any part of the then outstanding shares of Series B Preferred Stock for cash at a redemption price equal to the Liquidation Preference thereof as of such date.

     (b) In order to exercise its right of optional redemption, the Company shall, not more than ninety (90) nor less than sixty (60) days prior to the redemption date, give to each holder of record of the Series B Preferred Stock, at such holder's address as it shall appear upon the stock register of the Company on such date, notice by first class mail, postage prepaid. Each such notice of redemption shall be irrevocable and shall specify the date that is the redemption date (the "Optional Redemption Date"), the redemption price, the identification of the shares to be redeemed, the place or places of payment and that payment will be made upon presentation and surrender of the certificate(s) evidencing the shares of Series B Preferred Stock to be redeemed.

     (c) The holders of the Series B Preferred Stock shall retain their right to convert such shares pursuant to Section 8 hereof until the close of business on the last Business Day preceding the Optional Redemption Date.

6. Restricted Payments; Status of Redeemed Shares.

     (a) After the Optional Redemption Date, unless and until the full redemption price for the shares of Series B Preferred Stock to be redeemed has been paid to, or set aside in trust with a bank or trust company, (i) no dividends or other distribution shall be paid or declared or set aside for payment on any capital stock or other securities of the Company (other than dividends payable in Common Stock), and (ii) no shares of capital stock or other securities of the Company or any Subsidiary shall be redeemed, retired, purchased or otherwise acquired for any consideration (or any payment made to or available for a sinking fund for the redemption of any such shares) by the Company.

     (b) Any shares of Series B Preferred Stock which shall at any time have been redeemed pursuant to Section 5 hereof shall, after such redemption, have the status of authorized but unissued shares of Preferred Stock, without designation as to series.

7. Voting Rights.

     (a) The holders of outstanding shares of the Series B Preferred Stock:

              (i) shall be entitled to vote together with the holders of the Common Stock as a single class on all matters submitted for a vote of holders of Common Stock;

              (ii) shall have such other voting rights as are specified in the Certificate of Incorporation or as otherwise provided by Delaware law; and

              (iii) shall be entitled to receive notice of any meeting of the stockholders of the Company in accordance with the Certificate of Incorporation and By-laws of the Company.

     For purposes of the voting rights set forth in this Section 7(a), each share of Series B Preferred Stock shall entitle the holder thereof to cast one vote for each whole vote that such holder would be entitled to cast had such holder converted its Series B Preferred Stock into shares of Class A Common Stock as of the date immediately prior to the record date for determining the stockholders of the Company eligible to vote on any such matter.

     (b) In addition to the other voting rights set forth herein, so long as any shares of Series B Preferred Stock remain outstanding, the Company shall not, without the written consent or affirmative vote of the holders of at least a majority of the outstanding shares of Series B Preferred Stock voting separately as one class, (i) amend, alter or repeal, whether by merger, consolidation, combination, reclassification or otherwise, the Certificate of Incorporation or By-laws of the Company or any provisions thereof (including the adoption of a new provision thereof) if such amendment, alteration or repeal would adversely alter or change the rights, preferences or privileges of the Series B Preferred Stock, (ii) create, authorize or issue any class, series or shares of Preferred Stock or any other class or series of capital stock or other equity securities of the Company ranking either as to payment of dividends or distribution of assets upon Liquidation (x) prior to the Series B Preferred Stock or (y) on a parity with the Series B Preferred Stock, or (iii) undertake any action (x) the valid consummation of which would require the approval of the Company's stockholders pursuant to the Company's Certificate of Incorporation or Bylaws or as required by applicable law and (y) the direct or indirect result of which would adversely affect or change the rights, preferences or privileges of the Series B Preferred Stock. The vote of the holders of at least two-thirds of the outstanding shares of Series B Preferred Stock, voting separately as one class, shall be necessary to adopt any alteration, amendment or repeal of this Section 7, in addition to any other vote of stockholders required by law.

8. Conversion Rights.

     (a) Conversion Upon Obtaining Requisite Stockholder Approval. Subject to and upon compliance with the provisions of this Section 8, upon receipt of Requisite Stockholder Approval, each share of Series B Preferred Stock shall be convertible into a number of shares of Class A Common Stock determined by dividing (x) the Liquidation Preference of such Series B Preferred Stock as of the Conversion Date (as defined herein) by (y) the Conversion Price (as defined herein) in effect at the close of business on the Conversion Date (determined as provided in this Section 8).

     (b) Conversion Price. The conversion price (the "Conversion Price") shall initially be $7.20, subject to adjustment from time to time in accordance with
Section 8(c).

     (c) Adjustments to Conversion Price. The number of shares of Class A Common Stock issuable upon conversion of the Series B Preferred Stock shall be subject to adjustment from time to time as follows:

              (i) Upon Stock Dividends, Subdivisions or Split -Ups, or Combinations. If, at any time after the original date of issuance of the Series B Preferred Stock (the "Issue Date"), the number of shares of Class A Common Stock outstanding is (x) increased by a stock dividend payable in shares of Class A Common Stock or by a subdivision or split-up of shares of Class A Common Stock, or (y) decreased by a combination of the outstanding shares of Class A Common Stock into a smaller number of shares of Class A Common Stock, then, following the record date for the determination of holders of Class A Common Stock entitled to receive such stock dividend, or to be affected by such subdivision or split-up or combination, the Conversion Price shall be appropriately decreased (in the case of a stock dividend, subdivision or split-up) or increased (in the case of a combination) so that the number of shares of Class A Common Stock issuable upon conversion of Series B Preferred Stock shall be increased (in the case of a stock dividend, subdivision or split-up) or decreased (in the case of a combination) in proportion to such increase or decrease, as the case may be, in outstanding shares.

              (ii) Upon Reclassifications, Reorganizations, Consolidations or Mergers. In the event of any capital reorganization of the Company, any reclassification of the stock of the Company (other than a change in par value or from par value to no par value or from no par value to par value or as a result of a stock dividend or subdivision, split-up or combination of shares), or any consolidation or merger of the Company with or into another corporation (where the Company is not the surviving corporation or where there is a change in or distribution with respect to the Common Stock), each share of Series B Preferred Stock shall after such reorganization, reclassification, consolidation or merger be convertible into the kind and number of shares of stock or other securities or property of the Company or of the successor corporation resulting from such consolidation or surviving such merger, if any, to which the holder of the number of shares of Class A Common Stock deliverable upon conversion of such Series B Preferred Stock (had such conversion taken place immediately prior to the time of such reorganization, reclassification, consolidation or merger) would have been entitled upon such reorganization, reclassification, consolidation or merger. The provisions of this clause shall similarly apply to successive reorganizations, reclassifications, consolidations or mergers.

     (d) Fractions of Shares. No fractional shares or scrip representing fractional shares shall be issued upon the conversion of the Series B Preferred Stock. If any such conversion would otherwise require the issuance of a fractional share of Class A Common Stock, an amount equal to such fraction multiplied by the current Market Price (as defined herein) per share of Class A Common Stock on the Conversion Date shall be paid to the holder in cash by the Company.

     (e) Exercise of Conversion Privilege. Upon obtaining Requisite Stockholder Approval, the following procedures would apply:

              (i) To convert shares of Series B Preferred Stock, a holder must
         (A) surrender the certificate or certificates evidencing such holder's shares of Series B Preferred Stock to be converted, duly endorsed in a form satisfactory to the Company, at the office of the Company and (B) notify the Company at such office that such holder elects to convert shares of Series B Preferred Stock and the number of shares such holder wishes to convert. Such notice (the "Conversion Notice") referred to in clause (B) above shall be delivered substantially in the following form:

NOTICE TO EXERCISE CONVERSION RIGHT

     The undersigned, being a holder of the Series B Convertible Preferred Stock of Revlon, Inc. irrevocably exercises the right to convert ______________ outstanding shares of Series B Convertible

Preferred Stock on _______________, ______________, into shares of Class A Common Stock of Revlon, Inc., in accordance with the terms of the shares of Series B Convertible Preferred Stock, and directs that the shares issuable and deliverable upon the conversion be issued and delivered in the denominations indicated below to the registered holder hereof unless a different name has been indicated below.
Dated: [At least one Business Day prior to the date fixed for conversion]

Fill in for registration of
shares of Class A Common Stock
if to be issued otherwise
than to the registered
holder:


Name      _________________________________________

Address   _________________________________________

          _________________________________________


                                ___________________________________
Please print name and                       (Signature)
address, including postal
code number



Denominations:___"

              (ii) Series B Preferred Stock shall be deemed to have been converted immediately prior to the close of business on the day (the "Conversion Date") of surrender of such shares of Series B Preferred Stock for conversion in accordance with the foregoing provisions and at such time the rights of the holders of such shares of Series B Preferred Stock as holder shall cease, and the Person or Persons entitled to receive the Class A Common Stock issuable upon conversion shall be treated for all purposes as the record holder or holders of such Class A Common Stock as and after such time. As promptly as practicable on or after the Conversion Date, the Company shall issue and shall deliver at any office or agency of the Company maintained for the surrender of Series B Preferred Stock a certificate or certificates for the number of full shares of Common Stock issuable upon conversion, together with payment in lieu of any fraction of a share, as provided in Section 8(d).

     In the case of any certificate evidencing shares of Series B Preferred Stock which is converted in part only, upon such conversion the Company shall execute and deliver a new certificate representing an aggregate number of shares of Series B Preferred Stock equal to the unconverted portion of such certificate.

     (f) Company to Reserve Series A Preferred Stock. The Company shall at all times reserve and keep available, out of the authorized but unissued Class A Common Stock or out of the Class A Common Stock held in treasury, for the purpose of effecting the conversion of Series B Preferred Stock, the full number of shares of Class A Common Stock then issuable upon the conversion of all outstanding shares of Series B Preferred Stock.

     Before taking any action that would cause the number of shares of Class A Common Stock deliverable upon conversion of the Series B Preferred Stock to exceed (when taken together with all other outstanding shares of Class A Common Stock) the number of shares of Class A Common Stock that the Company is authorized to issue, the Company will take any corporate action that, in the opinion of its counsel, is necessary in order that the Company may validly and legally issue the full number of fully paid and non-assessable shares of Class A Common Stock issuable upon conversion of the Series B Preferred Stock.

     (g) Taxes on Conversions. The Company will pay any and all original issuance, transfer, stamp and other similar taxes that may be payable in respect of the issue or delivery of shares of Class A Common Stock on conversion of Series B Preferred Stock pursuant hereto.

     (h) Cancellation of Converted Series B Preferred Stock. All Series B Preferred Stock delivered for conversion shall be delivered to the Company to be cancelled and shall have the status of authorized but unissued shares of Preferred Stock, without designation as to series.

     (i) Certain Definitions. The following terms shall have the following respective meanings herein:

     "Market Price" means, on any date, the amount per share of the Class A Common Stock, equal to the closing price on the New York Stock Exchange (the "NYSE") on such date as reported by Bloomberg, L.P. (or by such other Person as the holders of the Series B Preferred Stock and the Company may agree).

     "Person" means an individual or a corporation, partnership, trust, incorporated or unincorporated association, limited liability company, joint venture, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

     "Requisite Stockholder Approval" means (i) the approval by the stockholders of the Company required by the corporate governance rules of the NYSE, or any applicable law, to permit the conversion of shares of Series B Preferred Stock into shares of Class A Common Stock or (ii) the delivery of an opinion of counsel reasonably satisfactory to the holders of two-thirds of the then outstanding shares of Series B Preferred Stock that such approval by stockholders is not required.

     IN WITNESS WHEREOF, the Company has caused this Certificate of Designations to be signed by Robert K. Kretzman, its Senior Vice President, General Counsel and Secretary, and attested by Michael T. Sheehan, its Vice President and Assistant Secretary, this 28th day of August, 2001.

                               By: /s/ ROBERT K. KRETZMAN
                                   ----------------------------------------
                                   Robert K. Kretzman
                                   Senior Vice President,
                                   General Counsel and Secretary


Attested:

By: /s/ MICHAEL T. SHEEHAN
    ----------------------------------------
    Michael T. Sheehan
    Vice President and
    Assistant Secretary

                                                                       EXHIBIT 2

                                  REVLON, INC.
                   FOURTH AMENDED AND RESTATED 1996 STOCK PLAN
                   (AMENDED AND RESTATED AS OF MARCH 26, 2002)

                                    ARTICLE I

                                     GENERAL

     1.1 Purpose. The purpose of this Fourth Amended and Restated 1996 Stock Plan (the "Plan") is to provide for certain officers, directors and key employees of Revlon, Inc. ("Revlon" and, together with its subsidiaries, the "Company") and certain of its Affiliates an incentive to maintain and enhance the long-term performance and profitability of the Company. It is the further purpose of the Plan to permit the granting of awards that will constitute performance based compensation for certain executive officers, as described in section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), and regulations promulgated thereunder.

     1.2 Administration.

          (a) The Plan shall be administered by a committee (the "Committee") appointed by the Board of Directors of Revlon (the "Board"), which committee shall consist of two or more directors. It is intended that the directors appointed to serve on the Committee shall be "outside directors" (within the meaning of Code section 162(m) and the Treasury Regulations thereunder as may be in effect from time to time, and any amendments, revisions or successor provisions thereto) to the extent Code section 162(m) is applicable; however, the mere fact that a Committee member shall fail to qualify under the foregoing requirements shall not invalidate any award made by the Committee which award is otherwise validly made under the Plan. The members of the Committee shall be appointed by, and may be changed at any time and from time to time in the discretion of, the Board.

          (b) The Committee shall have the authority (i) to exercise all of the powers granted to it under the Plan, (ii) to construe, interpret and implement the Plan and Plan agreements executed pursuant to Section 2.6,
     (iii) to prescribe, amend and rescind rules and regulations relating to the Plan, (iv) to make all determinations necessary or advisable in administering the Plan, and (v) to correct any defect, supply any omission and reconcile any inconsistency in the Plan.

          (c) The determination of the Committee on all matters relating to the Plan or any Plan agreement (as defined in Section 2.6) shall be conclusive.

          (d) No member of the Committee shall be liable for any Plan Action (as defined in Section 3.2), including without limitation any action or determination made in good faith with respect to the Plan or any Award hereunder.

     1.3 Persons Eligible for Awards. Awards under the Plan may be made to such officers, directors and executive, managerial or professional employees ("key personnel") of the Company or its Affiliates as the Committee shall in its sole discretion select. The Committee may make grants of Awards conditional upon execution by the grantee of the Company's standard Agreement on Confidentiality and Non Competition as in effect from time to time.

     1.4 Types of Awards Under Plan.

          (a) Awards may be made under the Plan in the form of (i) stock options ("options"), (ii) stock appreciation rights ("stock appreciation rights") related to an option ("related stock appreciation rights"), (iii) stock appreciation rights not related to any option ("unrelated stock appreciation rights"), (iv) restricted stock awards, (v) unrestricted stock awards and (vi) performance awards, all as more fully set forth in Article II (collectively, "Awards").

          (b) Options granted under the Plan may be either (i) "nonqualified" stock options subject to the provisions of Code section 83 or (ii) options intended to qualify for incentive stock option treatment described in Code section 422.

          (c) All options when granted are intended to be nonqualified options, unless the applicable Plan agreement explicitly states that an option is intended to be an incentive stock option. If an option is granted with the stated intent that it be an incentive stock option, and if for any reason such option (or any portion thereof) shall not qualify as an incentive stock option, then, to the extent of such nonqualification, such option (or portion) shall be regarded as a nonqualified option appropriately granted under the Plan provided that such option (or portion) otherwise satisfies the terms and conditions of the Plan relating to nonqualified options generally.

     1.5 Shares Available for Awards.

          (a) Subject to Section 3.5 (relating to adjustments upon changes in capitalization), as of any date the total number of shares of Common Stock with respect to which Awards may be granted shall be equal to the excess (if any) of (i) 10,500,000 shares over (ii) the sum (without duplication) of (A) the number of shares subject to outstanding options, outstanding unrelated stock appreciation rights, outstanding restricted stock awards not vested pursuant to the lapse of restrictions and outstanding performance awards as to which the performance cycle has not expired, granted under the Plan, (B) the number of shares previously issued pursuant to the exercise of options granted under the Plan, (C) the number of shares subject to an option, restricted stock award or performance award or part thereof which is canceled by the Committee and for which cash is paid in respect thereof pursuant to Section 2.8(f), (D) the number of shares in respect of which stock appreciation rights granted under the Plan shall have previously been exercised, (E) the number of shares previously vested pursuant to the lapse of restrictions under restricted stock awards granted under the Plan, (F) the number of shares previously issued pursuant to unrestricted stock awards, and (G) the number of shares previously issued or issuable pursuant to performance units as to which the performance cycle has expired. In accordance with (and without limitation upon) the preceding sentence, if and to the extent an Award under the Plan expires, terminates or is canceled for any reason whatsoever without the grantee having received any benefit therefrom, the shares covered by such Award shall again become available for future Awards under the Plan. For purposes of the foregoing sentence, a grantee shall not be deemed to have received any "benefit" (i) in the case of forfeited restricted stock awards by reason of having enjoyed voting rights and dividend rights prior to the date of forfeiture or (ii) in the case of an Award canceled pursuant to subsection
     (c) of this Section 1.5 by reason of a new Award being granted in substitution therefor.

          (b) Shares of Common Stock that shall be subject to issuance pursuant to Awards made under the Plan shall be authorized and unissued or treasury shares of Common Stock.

          (c) Without limiting the generality of the preceding provisions of this Section 1.5, the Committee may, but solely with the grantee's consent, agree to cancel any Award under the Plan and issue a new Award in substitution therefor upon such terms as the Committee may in its sole discretion determine, provided that the substituted Award satisfies all applicable Plan requirements as of the date such new Award is made.

          (d) In any calendar year, a person eligible for Awards under the Plan may not be granted options or stock appreciation rights covering in the aggregate a total of more than 600,000 shares of Common Stock.

     1.6 Definitions of Certain Terms.

          (a) The term "Affiliate" as used herein means any person or entity which, at the time of reference, directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, the Company.

          (b) The term "Common Stock" as used herein means the shares of Class A Common Stock of the Company as constituted on the effective date of the Plan, and any other shares into which such Common Stock shall thereafter be changed by reason of a recapitalization, merger, consolidation, split-up, combination, exchange of shares or the like.

          (c) Except as otherwise determined by the Committee, the term "fair market value" as used herein as of any date and in respect of any share of Common Stock shall mean, as determined by the

     Committee, either (i) the closing price of a share of Common Stock as reported on the New York Stock Exchange as of such date or (ii) the mean between the high and low sales prices of a share of Common Stock as reported on the New York Stock Exchange as of such date.

          (d) In no event shall the fair market value of any share of Common Stock, the option exercise price of any option, the appreciation base per share of Common Stock under any stock appreciation right, or the amount payable per share of Common Stock under any other Award, be less than the par value per share of Common Stock.

                                   ARTICLE II

                                 STOCK OPTIONS;
                           STOCK APPRECIATION RIGHTS;
                        STOCK AWARDS; PERFORMANCE AWARDS

     2.1 Grant of Stock Options. The Committee may grant options under the Plan to purchase shares of Common Stock to such key personnel, in such amounts and subject to such terms and conditions as the Committee shall from time to time determine in its sole discretion, subject to the terms and provisions of the Plan.

     2.2 Grant of Stock Appreciation Rights.

          (a) The Committee may grant a related stock appreciation right in connection with all or any part of an option granted under the Plan, either at the time such option is granted or at any time thereafter prior to the exercise, termination or cancellation of such option, and subject to such terms and conditions as the Committee shall from time to time determine in its sole discretion, consistent with the terms and provisions of the Plan. The grantee of a related stock appreciation right shall, subject to the terms and conditions of the Plan and the applicable Plan agreement, thereby have the right by exercise thereof to surrender to the Company for cancellation all or a portion of such related stock appreciation right, but only to the extent that the related option is then exercisable, and to be paid therefor an amount equal to the excess (if any) of (i) the aggregate fair market value of the shares of Common Stock subject to the related stock appreciation right or portion thereof surrendered (determined as of the exercise date), over (ii) the aggregate appreciation base (determined pursuant to Section 2.6(d)) of the shares of Common Stock subject to the stock appreciation right or portion thereof surrendered.

          (b) The Committee may grant an unrelated stock appreciation right to such key personnel, and in such amount and subject to such terms and conditions, as the Committee shall from time to time determine in its sole discretion, subject to the terms and provisions of the Plan. The grantee of an unrelated stock appreciation right shall, subject to the terms and conditions of the Plan and the applicable Plan agreement, have the right to surrender to the Company for cancellation all or a portion of such stock appreciation right, but only to the extent that such stock appreciation right is then exercisable, and to be paid therefor an amount equal to the excess (if any) of (i) the aggregate fair market value of the shares of Common Stock subject to the stock appreciation right or portion thereof surrendered (determined as of the exercise date), over (ii) the aggregate appreciation base (determined pursuant to Section 2.6(d)) of the shares of Common Stock subject to the stock appreciation right or portion thereof surrendered.

          (c) Payment due to the grantee upon exercise of a stock appreciation right shall be made (i) by check, (ii) in Common Stock (valued at the fair market value thereof as of the date of exercise), or (iii) partly in the manner provided in clause (i) and partly in the manner provided in clause
     (ii), all as determined by the Committee in its sole discretion. If the Committee shall determine to make all of such payments in Common Stock, no fractional shares shall be issued and no payments shall be made in lieu of fractional shares.

          (d) The grant or exercisability of any stock appreciation right may be subject to such conditions as the Committee, in its sole discretion, shall determine, including a change of ownership or control of the Company or an Affiliate. A stock appreciation right may be deemed to be automatically exercised upon the occurrence of such events or conditions as may be determined by the Committee in an applicable Plan agreement.

     2.3 Special ISO Requirements. In order for a grantee to receive special tax treatment with respect to stock acquired under an option granted as an incentive stock option, the grantee of such option must be, at all times during the period beginning on the date of grant and ending on the day three months before the date of exercise of such option, an employee of the Company or any of the Company's parent corporations (within the meaning of Code section 424), or of a corporation or a parent or subsidiary corporation of such corporation issuing or assuming a stock option in a transaction in which Code section 424(a) applies. If an option granted under the Plan is intended to be an incentive stock option, then the option exercise price per share shall in no event be less than 100% of the fair market value of the Common Stock on the date of such grant. If an option granted under the Plan is intended to be an incentive stock option, and if the grantee, at the time of grant, owns stock possessing 10 percent or more of the total combined voting power of all classes of stock of the grantee's employer corporation or of its parent or subsidiary corporation, then (i) the option exercise price per share shall in no event be less than 110% of the fair market value of the Common Stock on the date of such grant and (ii) such option shall not be exercisable after the expiration of five years after the date such option is granted.

     2.4 Restricted and Unrestricted Stock Awards.

          (a) The Committee may grant restricted stock awards, alone or in tandem with other Awards under the Plan, to such key personnel, and subject to such restrictions, terms and conditions, as the Committee shall determine in its sole discretion and as shall be evidenced by the applicable Plan agreements. The vesting of a restricted stock award granted under the Plan may be conditioned upon the completion of a specified period of employment, or in the case of directors who are not employees of the Company or its Affiliates, their services as such, with the Company or any Affiliate, upon the attainment of specified performance goals, and/or upon such other criteria as the Committee may determine in its sole discretion.

          (b) The Committee may grant unrestricted stock awards, alone or in tandem with other Awards under the Plan, to such key personnel and subject to such terms and conditions as the Committee shall determine in its sole discretion and as shall be evidenced by the applicable Plan agreements.

          (c) Each Plan agreement with respect to a restricted stock award shall set forth the amount (if any) to be paid by the grantee with respect to such Award and when or in what circumstances such payment is required to be made. If a grantee made any payment for a restricted stock award or portion thereof which does not vest, appropriate payment shall be made to the grantee upon or following such forfeiture if and on such terms and conditions as the Committee may determine.

          (d) The Committee may provide that a certificate or certificates representing the shares underlying a restricted stock award shall be registered in the grantee's name and bear an appropriate legend specifying that such shares are not transferable and are subject to the provisions of the Plan and the restrictions, terms and conditions set forth in the applicable Plan agreement, or that such certificate or certificates shall be held in escrow by the Company on behalf of the grantee until such shares become vested or are forfeited, all on such terms and conditions as the Committee may determine. Except as the applicable Plan agreement may otherwise provide, no shares underlying a restricted stock award may be assigned, transferred, or otherwise encumbered or disposed of by the grantee until such shares have vested in accordance with the terms of such Award. Subject to the provisions of Section 3.2, as soon as practicable after any restricted stock award shall vest, the Company shall issue or reissue to the grantee (or to the grantee's designated beneficiary in the event of the grantee's death) a certificate or certificates for the Common Stock underlying such restricted stock award without such restrictive legend.

          (e) If and to the extent that the applicable Plan agreement may so provide, a grantee shall have the right to vote and receive dividends on the shares underlying a restricted stock award granted under the Plan. Unless otherwise provided in the applicable Plan agreement, any stock received as a dividend on, or in connection with a stock split of, the shares underlying a restricted stock award shall be subject to the same restrictions as the shares underlying such restricted stock award.

          (f) Subject to Section 3.5 (relating to adjustments upon changes in capitalization), as of any date the total number of shares of Common Stock with respect to which restricted and unrestricted stock awards may be granted pursuant to this Section 2.4 shall not exceed (i) 3,000,000 shares less (ii) the sum (without duplication) of (A) the number of shares subject to outstanding restricted stock awards or parts thereof not vested pursuant to the lapse of restrictions, (B) the number of shares subject to restricted stock awards or parts thereof which are canceled by the Committee and for which cash is paid in respect thereof pursuant to Section 2.8(f), (C) the number of shares subject to restricted stock awards which have vested pursuant to the lapse of restrictions and (D) the number of shares subject to unrestricted stock awards, plus (iii) the number of shares subject to restricted stock awards or parts thereof not vested pursuant to the lapse of restrictions which are canceled without payment of cash or other consideration in connection with termination of the grantee's employment, services or otherwise.

          (g) In the event that the Committee grants a stock award that is intended to constitute qualified performance-based compensation within the meaning of Code section 162(m), the following rules shall apply (as such rules may be modified by the Committee to conform with Code section 162(m) and the Treasury Regulations thereunder as may be in effect from time to time, and any amendments, revisions or successor provisions thereto): (i) payments under the stock award shall be made solely on account of the attainment of one or more objective performance goals established in writing by the Committee not later than 90 days after the commencement of the period of service to which the stock award relates (or if less, 25% of such period of service); (ii) the performance goal(s) to which the stock award relates shall be based on one or more of the following business criteria applied to the grantee, a business unit or the Company and/or an
     Affiliate: stock price, market share, sales, earnings per share, return on equity, assets, capital or investment, net income, operating income, operating income before restructuring charges, plus depreciation and amortization other than relating to early extinguishment of debt and debt issuance costs, net sales growth, expense targets, working capital targets relating to inventory and/or accounts receivable, operating margin, planning accuracy (as measured by comparing planned results to actual results), and implementation or completion of critical projects or processes; (iii) in any year, a grantee may not be granted stock awards covering a total of more than 100,000 shares of Common Stock pursuant to this Section 2.4; and (iv) once granted, the Committee may not have discretion to increase the amount payable under such stock award, provided, however, that whether or not a stock award is intended to constitute qualified performance-based compensation within the meaning of Code section 162(m), the Committee shall make appropriate adjustments in performance goals under an Award to reflect the impact of extraordinary items not reflected in such goals. For purposes of the Plan, extraordinary items shall be defined as (1) any profit or loss attributable to acquisitions or dispositions of stock or assets, (2) any changes in accounting standards that may be required or permitted by the Financial Accounting Standards Board or adopted by the Company after the goal is established, (3) all items of gain, loss or expense for the year related to restructuring charges for the Company, (4) all items of gain, loss or expense for the year determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business all determined in accordance with standards established by Opinion No. 30 of the Accounting Principles Board (APB Opinion No. 30), (5) all items of gain, loss or expense for the year related to discontinued operations that do not qualify as a segment of a business as defined in APB Opinion No. 30, and (6) such other items as may be prescribed by Code section 162(m) and the Treasury Regulations thereunder as may be in effect from time to time, and any amendments, revisions or successor provisions and any changes thereto. The Committee shall, prior to making any award under this Section 2.4(g), certify in writing that all applicable performance goals have been attained.

     2.5 Performance Awards.

          (a) The Committee may grant performance awards, alone or in tandem with other Awards under the Plan, to acquire shares of Common Stock to such key personnel and in such amounts and subject to such terms and conditions as the Committee shall from time to time in its sole discretion determine, subject to the terms of the Plan.

          (b) Each performance award under the Plan shall relate to a specified maximum number of shares, and shall be exchangeable for all or a portion of such shares, or for cash (or such other form of consideration as may be determined by the Committee equivalent in value thereto) in up to an amount equal to the fair market value of an equal number of unrestricted shares, at the end of such specified period (a "performance cycle") as may be established by the Committee. The number of such shares which may be deliverable pursuant to such performance award shall be based upon the degree of attainment over such performance cycle of such measure of the performance of the Company, an Affiliate, one or more of its or their respective divisions or other business units, or the grantee, all as may be established by the Committee. The Committee may make such provision in the Plan agreement for full or partial credit, prior to completion of such performance cycle or achievement of the degree of attainment of the measures of performance specified in connection with such performance award, in the event of the participant's death, retirement or other cessation of services, or disability, or in such other circumstances, as the Committee in its sole discretion may determine to be fair and equitable to the participant or in the interest of the Company.

          (c) In the event that the Committee grants a performance award that is intended to constitute qualified performance-based compensation within the meaning of Code section 162(m), the following rules shall apply (as such rules may be modified by the Committee to conform with Code section 162(m) and the Treasury Regulations thereunder as may be in effect from time to time, and any amendments, revisions or successor provisions, and any changes thereto): (i) payments under the performance award shall be made solely on account of the attainment of one or more objective performance goals established in writing by the Committee not later than 90 days after the commencement of the period of service to which the performance award relates (or if less, 25% of such period of service); (ii) the performance goal(s) to which the performance award relates shall be based on one or more of the following business criteria applied to the grantee, a business unit or the Company and/or an Affiliate: stock price, market share, sales, earnings per share, return on equity, assets, capital or investment, net income, operating income, operating income before restructuring charges, plus depreciation and amortization other than relating to early extinguishment of debt and debt issuance costs, net sales growth, expense targets, working capital targets relating to inventory and/or accounts receivable, operating margin, planning accuracy (as measured by comparing planned results to actual results), and implementation or completion of critical projects or processes; (iii) in any year, a grantee may not be granted performance awards covering a total of more than 100,000 shares of Common Stock pursuant to this Section 2.5; and (iv) once granted, the Committee may not have discretion to increase the amount payable under such performance award, provided, however, that whether or not a performance award is intended to constitute qualified performance-based compensation within the meaning of Code section 162(m), the Committee shall make appropriate adjustments in performance goals under an Award to reflect the impact of extraordinary items not reflected in such goals. For purposes of the Plan, extraordinary items shall be defined as (1) any profit or loss attributable to acquisitions or dispositions of stock or assets, (2) any changes in accounting standards that may be required or permitted the Financial Accounting Standards Board or adopted by the Company after the goal is established, (3) all items of gain, loss or expense for the year related to restructuring charges for the Company (4) all items of gain, loss or expense for the year determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business all determined in accordance with standards established by Opinion No. 30 of the Accounting Principles Board (APB Opinion No. 30), (5) all items of gain, loss or expense for the year related to discontinued operations that do not qualify as a segment of a business as defined in APB Opinion No. 30, and (6) such other items as may be prescribed by Code section 162(m) and the Treasury Regulations thereunder as may be in effect from time to time, and any amendments, revisions or successor provisions and any changes thereto. The Committee shall, prior to making any award under this Section 2.5(c), certify in writing that all applicable performance goals have been attained.

     2.6 Agreements Evidencing Awards.

          (a) Awards granted under the Plan shall be evidenced by written agreements ("Plan agreements") which shall contain such provisions not inconsistent with the terms and provisions of the Plan as the Committee may in its sole discretion deem necessary or desirable.

          (b) Each Plan agreement with respect to the granting of an Award other than a related stock appreciation right shall set forth the number of shares of Common Stock subject to the Award granted thereby. Each Plan agreement with respect to the granting of a related stock appreciation right shall set forth the number of shares of Common Stock subject to the related option which shall also be subject to the related stock appreciation right granted thereby.

          (c) Each Plan agreement with respect to the granting of an option shall set forth the amount (the "option exercise price") payable by the grantee to the Company in connection with the exercise of the option evidenced thereby. The option exercise price per share shall in no event be less than 100% of the fair market value of a share of Common Stock on the date the option is granted.

          (d) Each Plan agreement with respect to a stock appreciation right shall set forth the amount (the "appreciation base") over which appreciation will be measured upon exercise of the stock appreciation right evidenced thereby. The appreciation base per share of Common Stock subject to an unrelated stock appreciation right shall in no event be less than 100% of the fair market value of a share of Common Stock on the date the stock appreciation right is granted. The appreciation base per share of Common Stock subject to a related stock appreciation right shall in all cases be the option exercise price per share of Common Stock subject to the related option.

     2.7 Exercise of Related Stock Appreciation Right Reduces Shares Subject to Option. Upon any exercise of a related stock appreciation right or any portion thereof, the number of shares of Common Stock subject to the related option shall be reduced by the number of shares of Common Stock in respect of which such stock appreciation right shall have been exercised.

     2.8 Exercisability of Options, Stock Appreciation Rights and Other Awards; Cancellation of Awards in Certain Cases. Subject to the other provisions of the
Plan:

          (a) Except as hereinafter provided, each Plan agreement with respect to an option or stock appreciation right shall set forth the period during which and the conditions subject to which the option or stock appreciation right evidenced thereby shall be exercisable, and each Plan agreement with respect to a restricted stock award or performance award shall set forth the period after which and the conditions subject to which the shares underlying such Award shall vest or be deliverable, all such periods and conditions to be determined by the Committee in its sole discretion. Unless the applicable Plan agreement otherwise specifies: no option or stock appreciation right shall be exercisable prior to the first anniversary of the date of grant, and each option or stock appreciation right granted under the Plan shall become cumulatively exercisable with respect to 25% of the shares of Common Stock subject thereto, rounded down to the next lower full share, on the first anniversary of the date of grant, and with respect to an additional 25% of the shares of Common Stock subject thereto, rounded down to the next lower full share, on each of the second and third anniversaries of the date of grant, and shall become 100% exercisable on the fourth anniversary of the date of grant, and shall remain 100% exercisable until the day prior to the tenth anniversary of the date of grant and shall terminate and cease to be exercisable on the tenth anniversary of the date of grant.

          (b) Except as provided in Section 2.10(e), no option or stock appreciation right may be exercised and no shares of Common Stock underlying any other Award under the Plan may vest or become deliverable more than 10 years after the date of grant.

          (c) Unless the applicable Plan agreement otherwise provides, a related stock appreciation right shall be exercisable at any time during the period that the related option may be exercised.

          (d) Unless the applicable Plan agreement otherwise provides, an option or stock appreciation right granted under the Plan may be exercised from time to time as to all or part of the full number of shares as to which such option or stock appreciation right shall then be exercisable.

          (e) An option or stock appreciation right shall be exercisable by the filing of a written notice of exercise with the Company, on such form and in such manner as the Committee shall in its sole discretion prescribe, and by payment in accordance with Section 2.9.

          (f) Unless the applicable Plan agreement otherwise provides: in the case of an option or stock appreciation right, at any time after the Company's receipt of written notice of exercise of an option or stock appreciation right and prior to the option or stock appreciation right exercise date (as defined in subsection (g) of this Section 2.8), and in the case of a stock award or performance award, at any time within the six business days immediately preceding the otherwise applicable date on which the previously restricted stock award or performance award would otherwise have become unconditionally vested or the shares subject thereto unconditionally deliverable, the Committee, in its sole discretion, shall have the right, by written notice to the grantee, to cancel such Award or any part thereof if the Committee, in its sole judgment, determines that legal or contractual restrictions and/or blockage and/or other market considerations would make the Company's acquisition of Common Stock from the public markets, the Company's issuance of Common Stock to the grantee, the grantee's acquisition of Common Stock from the Company and/or the grantee's sale of Common Stock to the public markets illegal, impracticable or inadvisable. If the Committee determines to cancel all or any part of an Award, the Company shall pay to the grantee an amount equal to the excess of (i) the aggregate fair market value of the shares of Common Stock subject to the Award or part thereof canceled (determined as of the option or stock appreciation right exercise date, or the date that shares would have been unconditionally vested or delivered in the case of a stock award or performance award), over (ii) the aggregate option exercise price or appreciation base of the option or stock appreciation right or part thereof canceled (in the case of an option or stock appreciation right) or any amount payable as a condition of delivery of shares (in the case of a stock award or performance award). Such amount shall be delivered to the grantee as soon as practicable after such Award or part thereof is canceled.

          (g) Unless the applicable Plan agreement otherwise provides, the "option exercise date" and the "stock appreciation right exercise date" shall be the date that written notice of exercise, together with payment, are received by the Company; provided that if subsection (f) of this
     Section 2.8 is applicable, the option exercise date or stock appreciation right exercise date shall be the later of: (i) the sixth business day following the date written notice of exercise is received by the Company; and (ii) the date when payment is received by the Company.

     2.9 Payment of Award Price.

          (a) Unless the applicable Plan agreement otherwise provides or the Committee in its sole discretion otherwise determines, any written notice of exercise of an option or stock appreciation right must be accompanied by payment of the full option or stock appreciation exercise price. If Section 2.8(g) applies, and the six business day delay for the option exercise date or stock appreciation right exercise date is applied, the grantee shall have no right to pay the option or stock appreciation right exercise price or to receive Common Stock with respect to the option or stock appreciation right exercise prior to the lapse of such six business days.

          (b) Payment of the option exercise price and of any other payment required by the Plan agreement to be made pursuant to any other Award shall be made in any combination of the following: (i) by certified or official bank check payable to the Company (or the equivalent thereof acceptable to the Committee); (ii) with the consent of the Committee in its sole discretion, by personal check (subject to collection) which may in the Committee's discretion be deemed conditional; and/or (iii) unless otherwise provided in the applicable Plan agreement, by delivery of previously-acquired shares of Common Stock owned by the grantee for at least six months (or such longer or shorter period as the Committee may in its discretion determine that will not result in variable accounting treatment) having a fair market value (determined as of the option exercise date, in the case of options, or other relevant payment date as determined by the Committee, in the case of other Awards) equal to the portion of the exercise price being paid thereby, provided that the Committee may require, as a condition of accepting any such delivery of shares of Common Stock, that the grantee furnish an opinion of counsel acceptable to the Company to the effect that such delivery would not result in the grantee incurring any liability under Section 16(b) of the Act and does not require any Consent (as defined in Section 3.2) (a "Compliance Opinion"). Payment in accordance with clause (i) of this Section 2.9(b) may be deemed to be satisfied, if and to the extent that the applicable Plan agreement so provides or the Committee permits, by delivery to the Company of an assignment of a sufficient amount of the proceeds from the sale of Common Stock to be acquired pursuant to the Award to pay for all of the Common Stock to be acquired pursuant to the Award and an authorization to the broker or selling agent to pay that amount to the Company and to effect such sale at the time of exercise or other delivery of shares of Common Stock, provided that the Committee may require, as a condition of accepting any such payment, that the grantee furnish a Compliance Opinion. In the case of payment made in accordance with clause
     (iii) of this Section 2.9(b) or clause (ii) of Section 3.4(b), if (A) the person paying the option exercise price or other payment required by a Plan agreement is the grantee of the Award and is actively employed by, or serving as a director of, the Company or its Affiliates on the exercise date and (B) all or any portion of the previously-acquired shares of Common Stock so delivered in payment were acquired by the grantee upon exercise of an option or stock appreciation right, then, if and to the extent that the applicable Plan agreement so provides or the Committee in its sole discretion so determines, the grantee shall be granted a replacement option on the option exercise date or other payment date to purchase a number of shares of Common Stock equal to the number of shares so delivered in payment, at an exercise price equal to the fair market value of the Common Stock on the exercise date and upon such other terms, conditions and restrictions (which may be the same as or different than the terms, conditions and restrictions of the Award so exercised) as the Committee may determine and set forth in the Plan agreement evidencing such replacement option. As soon as practicable after receipt of full payment, the Company shall, subject to the provisions of Sections 2.8(f) and 3.2, deliver to the grantee a certificate or certificates for the shares of Common Stock deliverable pursuant to such Award, which certificate or certificates may bear such legends as the Company may deem appropriate concerning restrictions on their disposition in accordance with applicable federal and state securities laws, rules and regulations or otherwise.

          (c) Notwithstanding any other provision of this Plan or the applicable Plan agreement, no grantee shall, directly or indirectly, sell any shares of Common Stock unless (i) such grantee owns the shares to be sold or has exercised an Award with respect thereto and the shares to be sold are immediately issuable to the grantee pursuant to such exercise (subject to Section 2.8(g) if applicable) and (ii) such grantee delivers such shares in settlement in accordance with all settlement rules applicable to such transaction.

     2.10 Termination of Employment or Services.

          (a) The following "default rules" set forth in this Section 2.10 shall govern the exercisability of options and the continuation of other Awards following termination of employment of a grantee with the Company and its Affiliates, or the termination of services as a director for the Company and its Affiliates for directors who are not employees of the Company or its Affiliates, except in each case where: (i) other provisions of the Plan specify a different rule (e.g., Section 3.11 dealing with early termination of an option following certain corporate events); or (ii) the Plan agreement provides for a different rule (as specified by the Committee pursuant to its authority under the Plan).

          (b) Upon termination of a grantee's employment with the Company and its Affiliates, or in the case of termination of services for directors who are not employees, (i) by the Company or its Affiliate either for (A) "good reason" as defined in the Revlon Executive Severance Policy as in effect on the date of adoption of this Plan, with respect to employees or (B) "good reason", "cause" or any like term as defined under any employment agreement to which a grantee may be a party or, in the case of non-employee directors, removal for cause as set forth in the Company's By-laws from time to time or (ii) by a grantee otherwise than either for (A) "good reason", "cause" or any like term as defined under any employment agreement to which a grantee may be a party from time to time or (B) the reasons described in subsection (d) or (e) hereof, all outstanding options and stock appreciation rights granted to such grantee shall cease to be exercisable, the portions of all restricted stock Awards which are unvested or as to which all restrictions have not lapsed shall be automatically cancelled and such grantee may not satisfy any condition, limitation or restriction which is unsatisfied (and no additional portion shall otherwise become vested) under any other outstanding Award, following the date of such termination of employment with respect to employees or termination of services in the case of non-employee directors, and all outstanding Awards held by such grantee shall in all respects automatically be canceled on the date of such termination of employment or services, as the case may be.

          (c) Upon termination of a grantee's employment with the Company and its Affiliates, or in the case of termination of services for non-employee directors, for any reason other than as described in subsection (b), (d) or
     (e) hereof, the portions of outstanding options and stock appreciation rights granted to such grantee that are exercisable as of the date of termination of employment or, in the case of non-employee directors, services, may continue to be exercised, and any payment or notice provided for under the terms of any other outstanding Award as respects the portion thereof vested as of the date of termination of such employment or services, as the case may be, may be given for a period of ninety (90) days from and including the date of termination of such employment or services, but no additional portions of outstanding options or stock appreciation rights granted to such grantee shall become exercisable, and such grantee may not satisfy any condition, limitation or restriction which is unsatisfied (and no additional portion shall otherwise become vested) under any other outstanding Award, following the date of such termination of employment or services, and such unexercisable or unvested Awards or parts thereof, including the portions of all restricted stock awards which are unvested or as to which all restrictions have not lapsed, shall in all respects automatically be canceled on the date of such termination of employment or services.

          (d) If the grantee voluntarily retires with the consent of the grantee's employer or retires as a non-employee director with the consent of the Company or the grantee's employment or services as a non-employee director terminates due to permanent disability, the portions of outstanding options and stock appreciation rights granted to such grantee that are exercisable as of the date of voluntary retirement or termination of employment or, in the case of non-employee directors, services, may continue to be exercised, and any payment or notice provided for under the terms of any other outstanding Award as respects the portion thereof vested as of the date of termination of such employment or services, as the case may be, may be given for a period of one year from and including the date of termination of such employment or services, but no additional portions of outstanding options or stock appreciation rights granted to such grantee shall become exercisable, and such grantee may not satisfy any condition, limitation or restriction which is unsatisfied (and no additional portion shall otherwise become vested) under any other outstanding Award, following the date of such termination of employment or services, and such unexercisable or unvested Awards or parts thereof, including the portions of all restricted stock awards which are unvested or as to which all restrictions have not lapsed, shall in all respects automatically be canceled on the date of such termination of employment or services.

          (e) If the grantee's employment or services (in the case of non-employee directors) terminates by reason of death, or if the grantee's employment or services (in the case of non-employee directors) terminates under circumstances providing for continued exercisability under subsection
     (c) or (d) of this Section 2.10 and during the period of continued exercisability described in subsection (c) or (d) the grantee dies, the portions of outstanding options and stock appreciation rights granted to such grantee that are exercisable as of the date of the grantee's death may continue to be exercised, and any payment or notice provided for under the terms of any other outstanding Award as respects the portion thereof vested as of the date of death of such grantee may be given by the person to whom such rights have passed under the grantee's will (or, if applicable, pursuant to the laws of descent and distribution) for a period of one year from and including the date of the grantee's death (notwithstanding that such period may extend more than 10 years after the grant of the Award), but no additional portions of outstanding options or stock appreciation rights granted to such grantee shall become exercisable, and such grantee (or the person to whom such rights have passed under the grantee's will (or, if applicable, pursuant to the laws of descent and distribution)) may not satisfy any condition, limitation or restriction which is unsatisfied (and no additional portion shall otherwise become vested) under any other outstanding Award, following either the date of death of such grantee as respects a grantee whose employment or services terminates by reason of death, or the date provided in subsection (c) or (d) as respects a grantee whose death occurs during the period of continued exercisability provided in subsection
     (c) or (d), and such unexercisable or unvested Awards or parts thereof, including the portions of all restricted stock awards which are unvested or as to which all restrictions have not lapsed, shall in all respects automatically be canceled either on the date of death of such grantee as respects a grantee whose employment or services terminates by reason of death, or the date provided in subsections (c) or (d) as respects a grantee whose death occurs during the period of continued exercisability provided in subsections (c) or (d).

          (f) Notwithstanding the foregoing, the Committee may in its sole discretion provide for a longer or shorter period for exercise of an option or stock appreciation right or may permit a grantee to continue vesting under any option, stock appreciation right or restricted stock award or to make any payment, give any notice and continue satisfying any performance or other condition under any other Award in the case of a grantee whose employment terminates for any reason, including without limitation: (1) such grantee's employer ceases to be an Affiliate of the Company; or (2) a grantee transfers employment with the Company's consent to a purchaser of a business disposed of by the Company; or (3) a grantee voluntarily retires with the consent of the grantee's employer or retires as a non-employee director with the consent of the Company; or (4) a grantee's employment or services as a non-employee director terminates due to permanent disability; or (5) a grantee dies. The Committee may in its sole discretion determine:
     (i) whether any termination of employment or services (in the case of non-employee directors) is a voluntary retirement with employer or Company consent or is due to permanent disability for purposes of the Plan; (ii) whether any leave of absence (including any short-term or long-term disability or medical leave) constitutes a termination of employment within the meaning of the Plan; or (iii) the applicable date of any such termination of employment or services (in the case of non-employee directors) or permanent disability, and (iv) the impact, if any, of any of the foregoing on Awards under the Plan.

          (g) Any grantee who terminates employment with the Company and its Affiliates who accepts employment with a competitor of the Company in violation of the Company's Employee Agreement as to Confidentiality and Non-Competition, as in effect from time to time, or in violation of any other non-competition agreement or covenant executed by the grantee, as in effect from time to time shall, within ten (10) days of such acceptance of employment, make a cash payment to the Company equal to the value of any:
     (1) profits realized from the exercise of any option or stock appreciation right during the twelve (12) month period immediately prior to termination of employment; and (2) restricted stock which vested, or any other Award which vested or for which consideration was received, during the twelve
     (12) month period immediately prior to the date of such termination of employment and the Company shall be authorized to deduct such amounts from any amounts otherwise due such grantee.

                                   ARTICLE III

                                  MISCELLANEOUS

     3.1 Amendment of the Plan; Modification of Awards

          (a) The Board may, without shareholder approval, at any time and from time to time suspend or discontinue the Plan or revise or amend it in any respect whatsoever, except that no such amendment shall impair any rights under any Award theretofore made under the Plan without the consent of the person to whom such Award was made. Furthermore, except as and to the extent otherwise permitted by Section 3.5 or 3.11, no such amendment shall, without shareholder approval:

               (i) materially increase the benefits accruing to grantees under the Plan;

               (ii) materially increase the number of shares of Common Stock in respect of which Awards may be issued under the Plan pursuant to
          Section 1.5 or pursuant to grants of restricted or unrestricted stock awards pursuant to Section 2.4, or increase the number of shares of Common Stock in respect of which Awards may be granted in any year under Section 1.5 or 2.5;

               (iii) materially modify the designation in Section 1.3 of the class of persons eligible to receive Awards under the Plan;

               (iv) except as provided in Section 2.10(e), permit a stock option or unrelated stock appreciation right to be exercisable, or shares of Common Stock underlying any other Award to vest or become deliverable, more than 10 years after the date of grant;

               (v) permit a stock option to have an option exercise price, or a stock appreciation right to have an appreciation base, of less than 100% of the fair market value of a share of Common Stock on the date the stock option or stock appreciation right is granted; or

               (vi) extend the term of the Plan beyond the period set forth in
          Section 3.14.

          (b) With the consent of the grantee (unless otherwise provided in the Plan or the applicable Plan agreement) and subject to the terms and conditions of the Plan (including Section 3.1(a)), the Committee may amend outstanding Plan agreements with such grantee, including, without limitation, any amendment which would (i) accelerate the time or times at which an Award may vest or be exercised and/or (ii) extend the scheduled expiration date of the Award.

     3.2 Restrictions.

          (a) If the Committee shall at any time determine that any Consent (as hereinafter defined) is necessary or desirable as a condition of, or in connection with, the granting of any Award under the Plan, the acquisition, issuance or purchase of shares or other rights thereunder, any determination regarding vesting or termination of any Award or satisfaction of any performance or other condition thereunder or the taking of any other action thereunder (each such action being hereinafter referred to as a "Plan Action"), then such Plan Action shall not be required to be taken, in whole or in part, unless and until such Consent shall have been effected or obtained to the full satisfaction of the Committee. Without limiting the generality of the foregoing, in the event that (i) the Committee shall be entitled under the Plan to make any payment in cash, Common Stock or both, and (ii) the Committee shall determine that Consent is necessary or desirable as a condition of, or in connection with, payment in any one or more of such forms, then the Committee shall be entitled to determine not to make any payment whatsoever until such Consent shall have been obtained in the manner aforesaid.

          (b) The term "Consent" as used herein with respect to any Plan Action means (i) any and all listings, registrations or qualifications in respect thereof upon any securities exchange or other self-regulatory organization or under any federal, state, local or foreign law, rule or regulation, (ii) the expiration, elimination or satisfaction of any prohibitions, restrictions or limitations under any federal, state, local or foreign law, rule or regulation or the rules of any securities exchange or other self-regulatory organization, (iii) any and all written agreements and representations by the grantee with respect to the disposition of shares, or with respect to any other matter, which the Committee shall deem necessary or desirable to comply with the terms of any such listing, registration or qualification or to obtain an exemption from the requirement that any such listing, qualification or registration be made, and (iv) any and all consents, clearances and approvals in respect of a Plan Action by any governmental or other regulatory bodies or any parties to any loan agreements or other contractual obligations of the Company or any of its Affiliates.

     3.3 Nontransferability.

          (a) No Award granted to any grantee under the Plan and no rights under any Plan agreement shall be assignable or transferable by the grantee (voluntarily or by operation of law) other than by will or by the laws of descent and distribution to the extent provided by the Plan and any applicable Plan agreement. During the lifetime of the grantee, all rights with respect to any Award granted to the grantee under the Plan or under any Plan agreement shall be exercisable only by such grantee.

          (b) Notwithstanding Section 3.3(a), the Committee may in the applicable Plan Agreement or at any time thereafter provide that options granted hereunder which are not intended to qualify as incentive stock options under Code section 422 may be transferred without consideration by the grantee, subject to such rules as the Committee may adopt to preserve the purposes of the Plan, to:

               (i) the grantee's spouse, children or grandchildren (including adopted and stepchildren and grandchildren) (collectively, the "Immediate Family");

               (ii) a trust solely for the benefit of the grantee and or members of his or her Immediate Family; or

               (iii) a partnership or limited liability company whose only partners or shareholders are the grantee and/or members of his or her Immediate Family members.

          (each transferee described in clauses (i), (ii) and (iii) above is hereinafter referred to as a "Permitted Transferee"); provided that the grantee provides the Committee with advance written notice describing the terms and conditions of the proposed transfer and the Committee notifies the grantee in writing that such a transfer would comply with the requirements of the Plan and any applicable Plan Agreement; and provided further that with respect to options granted to officers and directors subject to the reporting requirements of
          Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") no such options may be transferred within six months of the grant date to the extent such transfer would result in the grant of the option being deemed to constitute a non-exempt purchase under Section 16 of the Exchange Act. The terms of any such transferred option shall apply to the Permitted Transferee, except that (a) Permitted Transferees shall not be entitled to transfer any options, other than by will or the laws of descent and distribution; and (b) Permitted Transferees shall not be entitled to exercise any transferred options unless there shall be in effect a registration statement on an appropriate form under the Securities Act of 1933, as amended, covering the shares to be acquired pursuant to the exercise of such option if the Committee determines that such a registration statement is necessary or appropriate. Upon notice from a Permitted Transferee of its intent to exercise an option, the Committee shall advise such Permitted Transferee if a registration statement is necessary and if so whether such registration statement is in effect.

     3.4 Withholding Taxes.

          (a) Whenever under the Plan shares of Common Stock are to be delivered upon exercise of an option or stock appreciation right, upon the lapse of restrictions on restricted stock awards, pursuant to performance awards or otherwise, the Committee shall be entitled to require as a condition of delivery that the grantee remit an amount sufficient to satisfy all federal, state and other governmental withholding tax requirements related thereto. Whenever cash is to be paid to a grantee under the Plan (whether upon the exercise or cancellation of an Award or otherwise), the Company shall be entitled as a condition of its payment to deduct therefrom, or from any compensation, expense reimbursement or other payments due to the grantee, an amount sufficient to satisfy all federal, state and other governmental withholding tax and like requirements related thereto or to the delivery of any shares of Common Stock under the Plan.

          (b) A grantee may satisfy, in whole or in part, the foregoing withholding requirements by delivery of unrestricted shares of Common Stock owned by the grantee for at least six months (or such shorter or longer period as the Committee may approve or require that will not result in variable accounting treatment) having a fair market value (determined as of the date of such delivery by the grantee) equal to the amount otherwise payable. Without limiting the generality of the foregoing: (i) the Committee may require, as a condition of accepting any such delivery of shares of Common Stock, that the grantee furnish a Compliance Opinion and
     (ii) such delivery may be made by withholding shares of Common Stock from the shares otherwise issuable pursuant to the exercise of the Award giving rise to the tax withholding obligation (in which event the date of delivery shall be deemed the date the Award was exercised).

     3.5 Adjustments Upon Changes in Capitalization. If and to the extent specified by the Committee, the number of shares of Common Stock which may be issued under the Plan, the number of shares of Common Stock subject to or underlying options, unrelated stock appreciation rights, and restricted stock awards and performance awards theretofore granted under the Plan, any annual or other limitation on the number of shares with respect to which Awards may be granted, and the option exercise price of options, the appreciation base of stock appreciation rights and any payments due with respect to other Awards theretofore granted under the Plan, may be appropriately adjusted (as the Committee may determine) for any increase or decrease in the number of issued shares of Common Stock resulting from the subdivision or combination of shares of Common Stock or other capital adjustments, or the payment of a stock dividend after the effective date of the Plan, or other increase or decrease in such shares of Common Stock effected without receipt of consideration by the Company; provided, however, that any options, unrelated stock appreciation rights, restricted stock awards or performance awards, to the extent covering fractional shares of Common Stock resulting from any such adjustment, shall be eliminated and terminated, and provided further, that each incentive stock option granted under the Plan shall not be adjusted in a manner that causes such option to fail to continue to qualify as an "incentive stock option" within the meaning of Code section 422. Adjustments under this Section shall be made by the Committee, whose determination as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive.

     3.6 Right of Discharge Reserved. Nothing in the Plan or in any Plan agreement shall confer upon any officer, director, employee or other person the right to continue in the employment of, or to continue performing services as a director for, the Company or any of its Affiliates or affect any right which the Company or any of its Affiliates may have to terminate the employment or services of such officer, director, employee or other person.

     3.7 No Rights as a Stockholder. No grantee or other person exercising an option or stock appreciation right or entitled to delivery of shares of Common Stock pursuant to any other Award shall have any of the rights of a stockholder of the Company with respect to shares subject to an option or stock appreciation right or shares deliverable upon exercise of any other Award until the issuance of a stock certificate to such person for such shares. Except as otherwise provided in Section 3.5, no adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities or other property) for which the record date is prior to the date such stock certificate is registered in the name of the grantee. In the case of a grantee of a restricted stock award, the grantee shall have the rights of a stockholder of the Company if and only to the extent provided in the applicable Plan agreement.

     3.8 Nature of Payments.

          (a) Any and all grants of options, stock appreciation rights, stock awards and performance awards and payments of cash or issuances of shares of Common Stock hereunder shall be granted, issued, delivered or paid, as the case may be, in consideration of services performed for the Company or for its Affiliates by the grantee.

          (b) All such grants, issuances and payments shall constitute a special incentive payment to the grantee and shall not, unless otherwise determined by the Committee, be taken into account in calculating the amount of compensation of the grantee for the purposes of determining any pension, retirement, death or other benefits under (i) any pension, retirement, life insurance or other benefit plan of the Company or any Affiliate or (ii) any agreement between the Company or any Affiliate, on the one hand, and the grantee on the other hand.

          (c) By accepting an Award under the Plan, the grantee shall thereby be understood to have waived any claim to continued exercise or vesting of an Award or to damages or severance entitlement related to non-continuation of the Award beyond the period provided herein or in the applicable Plan agreement, notwithstanding any contrary provision in any written employment contract or other agreement with the grantee, whether any such agreement is executed before or after the grant date of the Award.

     3.9 Non-Uniform Determinations. The Committee's determinations under the Plan need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, Awards under the Plan (whether or not such persons are similarly situated). Without limiting the generality of the foregoing, the Committee shall be entitled, among other things, to make non-uniform and selective determinations, and to enter into non-uniform and selective Plan agreements, as to (a) the persons to receive Awards under the Plan, (b) the terms and provisions of Awards under the Plan, (c) the exercise by the Committee of its discretion in respect of the exercise of rights pursuant to the terms of the Plan or any Plan agreement, and
(d) the treatment of leaves of absences, disability leaves, terminations for cause or good reason and other determinations under the Plan or any Plan agreement.

     3.10 Other Payments or Awards. Nothing contained in the Plan shall be deemed in any way to limit or restrict the Company, any Affiliate or the Committee from making any award or payment or granting any right to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.

     3.11 Reorganization.

          (a) In the event that Revlon or any successor is merged or consolidated with another corporation and, whether or not Revlon or such successor shall be the surviving corporation, there shall be any change in the shares of Common Stock as then constituted by reason of such merger or consolidation, or in the event that all or substantially all of the assets of the Company are acquired by another person, or in the event of a reorganization or liquidation of Revlon or any successor (each such event being herein after referred to as a "Reorganization Event") or in the event that the Board shall propose that Revlon or any successor enter into a Reorganization Event, then the Committee may in its discretion, by written notice to a grantee, provide that such grantee's options and stock appreciation rights and all other Awards requiring action on the part of such grantee will be terminated unless such grantee exercises or takes such action within 30 days (or such longer period as the Committee shall determine in its sole discretion) after the date of such notice; provided however that if the Committee takes such action the Committee also shall accelerate to an appropriate earlier date the dates upon which all outstanding options and stock appreciation rights of such grantee shall be exercisable and such action under such other Awards may be taken. The Committee also may in its discretion, by written notice to a grantee, provide that the restrictions on restricted stock awards lapse and the performance and other conditions of other Awards shall be adjusted in the event of a Reorganization Event upon such terms and conditions as the Committee may determine.

          (b) Whenever deemed appropriate by the Committee, the actions referred to in Section 3.11(a) may be made conditional upon the consummation of the applicable Reorganization Event.

     3.12 Legend on Certificates. All certificates for shares of Common Stock issued pursuant to Awards hereunder may be stamped or otherwise imprinted with a legend in such form as the Company may require with respect to any applicable restrictions on the sale or transfer of shares.

     3.13 Section Headings. The section headings contained herein are for the purposes of convenience only and are not intended to define or limit the contents of said sections.

     3.14 Effective Date and Term of Plan.

          (a) This Plan shall be deemed adopted and become effective upon the approval thereof by the Board; provided that, notwithstanding any other provision of the Plan, no Award made under the Plan shall be exercisable unless the Plan is approved, directly or indirectly, by the express consent of shareholders holding at least a majority in voting power of the Company's voting stock voting in person or by proxy at a duly held stockholders' meeting, within 12 months after the date the Plan is adopted.

          (b) The Plan shall terminate on February 22, 2006, and no Awards shall thereafter be made under the Plan. Notwithstanding the foregoing, all Awards made under the Plan prior to such termination date shall remain in effect until such Awards have been satisfied or terminated in accordance with the terms and provisions of the Plan and the applicable Plan agreement.

     3.15 Tenure. A participant's right, if any, to continue to serve the Company or any of its Affiliates as a director, officer, employee or otherwise, shall not be enlarged or otherwise affected by his or her designation as a participant under the Plan.

     3.16 Unfunded Plan. Participants shall have no right, title, or interest whatsoever in or to any investments which the Company may make to aid it in meeting its obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any participant, beneficiary, legal representative or any other person. To the extent that any person acquires a right to receive payments from the Company under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the Company and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in the Plan. The Plan is not intended to be subject to the Employee Retirement Income Security Act of 1974, as amended.

     3.17 Governing Law. This Plan shall be governed by the laws of the State of New York applicable to agreements made and to be performed entirely within such state.

     3.18 Conditions. If pursuant to Section 2.10(f) or Section 3.11(a) the dates upon which options shall be exercisable are accelerated, it shall be on the condition that with respect to options granted to officers and directors subject to the reporting requirements of Section 16 of the Exchange Act the shares underlying such options may not be sold by any such individual (or their estate or Permitted Transferee) within 6 months after the grant of the option to the extent such sale would result in the grant of the option being deemedto constitute a non-exempt purchase under Section 16 of the Exchange Act.

                         PLEASE DATE, SIGN AND MAIL YOUR
                      PROXY CARD BACK AS SOON AS POSSIBLE!

                         ANNUAL MEETING OF STOCKHOLDERS
                                  REVLON, INC.
                              CLASS A COMMON STOCK

                                  MAY 31, 2002

                 Please Detach and Mail in the Envelope Provided

A [X] PLEASE MARK YOUR
VOTES AS IN THIS
EXAMPLE.

                                                            WITHHOLD
                                                           AUTHORITY
                                                  to vote for all nominees
                                       FOR              listed at right
1. ELECTION OF                         [ ]                    [ ]
     DIRECTORS

FOR all nominees listed
(except as marked to the contrary below):

          NOMINEES: Ronald O. Perelman Donald G. Drapkin Meyer Feldberg Howard Gittis Vernon E. Jordan Edward J.
          Landau Linda Gosden Robinson Terry Semel Jack L. Stahl Martha Stewart

                                                                                         FOR      AGAINST      ABSTAIN
2. Proposal to ratify the selection of KPMG LLP to                                       [ ]        [ ]          [ ]
     serve as the Company's independent accountants
     for fiscal 2002.

3. Proposal to approve the Series B                                                      [ ]        [ ]          [ ]
     Preferred Stock Conversion Rights.

4. Proposal to approve the Revlon, Inc. Fourth Amended                                   [ ]        [ ]          [ ]
     and Restated 1996 Stock Plan.

5. Stockholder proposal requesting the implementation of                                 [ ]        [ ]          [ ]
     a code of corporate conduct based on the conventions of the International
     Labor Organization, if such proposal is presented at the meeting.

6. In their discretion, upon such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THIS PROXY WILL BE VOTED AS DIRECTED. IN THE ABSENCE OF DIRECTION,
THIS PROXY WILL BE VOTED FOR THE TEN NOMINEES FOR ELECTION, FOR PROPOSALS 2, 3 AND 4 AND AGAINST PROPOSAL 5.

STOCKHOLDERS ARE URGED TO DATE, MARK, SIGN AND RETURN THIS PROXY PROMPTLY IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF
MAILED WITHIN THE UNITED STATES.


SIGNATURES:                                                                      Date:                         , 2002

NOTE: Please sign exactly as name or names appear on stock certificate (as indicated hereon.)


                                  REVLON, INC.

              PROXY FOR ANNUAL MEETING OF STOCKHOLDERS MAY 31, 2002

The undersigned hereby appoints Robert K. Kretzman and Michael T. Sheehan, as proxies, each with the full power to appoint his substitute, and hereby authorizes them to represent and vote, as designated on the reverse side of this card, all shares of Class A Common Stock of Revlon, Inc. (the "Company") held of record by the undersigned at the close of business on April 2, 2002, at the Annual Meeting of Stockholders to be held on May 31, 2002 or any adjournment thereof.

                         (TO BE SIGNED ON REVERSE SIDE)

                         PLEASE DATE, SIGN AND MAIL YOUR
                      PROXY CARD BACK AS SOON AS POSSIBLE!

                         ANNUAL MEETING OF STOCKHOLDERS
                                  REVLON, INC.
                              CLASS B COMMON STOCK

                                  MAY 31, 2002

                 Please Detach and Mail in the Envelope Provided

A [X] PLEASE MARK YOUR
VOTES AS IN THIS
EXAMPLE.

                                                          WITHHOLD
                                                          AUTHORITY
                                                  to vote for all nominees
                                       FOR             listed at right
1. ELECTION OF                         [ ]                  [ ]
     DIRECTORS

FOR all nominees listed (except as marked to the contrary below):

              NOMINEES:  Ronald O. Perelman Donald G. Drapkin Meyer Feldberg Howard Gittis Vernon E. Jordan Edward J.
              Landau  Linda Gosden Robinson Terry Semel Jack L. Stahl Martha Stewart

                                                                                        FOR      AGAINST      ABSTAIN
2. Proposal to ratify the selection of KPMG LLP to                                      [ ]        [ ]          [ ]
     serve as the Company's independent accountants
     for fiscal 2002.

3. Proposal to approve the Series B                                                     [ ]        [ ]          [ ]
     Preferred Stock Conversion Rights.

4. Proposal to approve the Revlon, Inc. Fourth Amended                                  [ ]        [ ]          [ ]
     and Restated 1996 Stock Plan.

5. Stockholder proposal requesting the implementation of a                              [ ]        [ ]          [ ]
     code of corporate conduct based on the conventions of the
     International Labor Organization, if such proposal is presented at the meeting.

6. In their discretion, upon such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THIS PROXY WILL BE VOTED AS DIRECTED. IN THE ABSENCE OF DIRECTION,
THIS PROXY WILL BE VOTED FOR THE TEN NOMINEES FOR ELECTION, FOR PROPOSALS 2, 3 AND 4 AND AGAINST PROPOSAL 5.

STOCKHOLDERS ARE URGED TO DATE, MARK, SIGN AND RETURN THIS PROXY PROMPTLY IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF
MAILED WITHIN THE UNITED STATES.

SIGNATURES:                                                                  Date:                            , 2002

NOTE: Please sign exactly as name or names appear on stock certificate (as indicated hereon.)

                                  REVLON, INC.

              PROXY FOR ANNUAL MEETING OF STOCKHOLDERS MAY 31, 2002

The undersigned hereby appoints Robert K. Kretzman and Michael T. Sheehan, as proxies, each with the full power to appoint his substitute, and hereby authorizes them to represent and vote, as designated on the reverse side of this card, all shares of Class B Common Stock of Revlon, Inc. (the "Company") held of record by the undersigned at the close of business on April 2, 2002, at the Annual Meeting of Stockholders to be held on May 31, 2002 or any adjournment thereof.

                         (TO BE SIGNED ON REVERSE SIDE)

                         PLEASE DATE, SIGN AND MAIL YOUR
                      PROXY CARD BACK AS SOON AS POSSIBLE!

                         ANNUAL MEETING OF STOCKHOLDERS
                                  REVLON, INC.
                      SERIES B CONVERTIBLE PREFERRED STOCK

                                  MAY 31, 2002

                 Please Detach and Mail in the Envelope Provided

A [X] PLEASE MARK YOUR
VOTES AS IN THIS
EXAMPLE.


                                                          WITHHOLD
                                                         AUTHORITY
                                                  to vote for all nominees
                                      FOR              listed at right
1. ELECTION OF                        [ ]                    [ ]
     DIRECTORS

FOR all nominees listed (except as marked to the contrary below):

              NOMINEES:  Ronald O. Perelman Donald G. Drapkin Meyer Feldberg Howard Gittis Vernon E. Jordan Edward J.
              Landau  Linda Gosden Robinson Terry Semel Jack L. Stahl Martha Stewart

                                                                                        FOR      AGAINST      ABSTAIN
2. Proposal to ratify the selection of KPMG LLP to                                      [ ]        [ ]          [ ]
     serve as the Company's independent accountants
     for fiscal 2002.

3. Proposal to approve the Series B                                                     [ ]        [ ]          [ ]
     Preferred Stock Conversion Rights.

4. Proposal to approve the Revlon, Inc. Fourth Amended                                  [ ]        [ ]          [ ]
     and Restated 1996 Stock Plan.

5. Stockholder proposal requesting the implementation of a                              [ ]        [ ]          [ ]
     code of corporate conduct based on the conventions of the
     International Labor Organization, if such proposal is presented at the meeting.

6. In their discretion, upon such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THIS PROXY WILL BE VOTED AS DIRECTED. IN THE ABSENCE OF DIRECTION,
THIS PROXY WILL BE VOTED FOR THE TEN NOMINEES FOR ELECTION, FOR PROPOSALS 2, 3 AND 4 AND AGAINST PROPOSAL 5.

STOCKHOLDERS ARE URGED TO DATE, MARK, SIGN AND RETURN THIS PROXY PROMPTLY IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF
MAILED WITHIN THE UNITED STATES.

SIGNATURES:                                                                  Date:                              , 2002

NOTE: Please sign exactly as name or names appear on stock certificate (as indicated hereon.)

                                  REVLON, INC.

              PROXY FOR ANNUAL MEETING OF STOCKHOLDERS MAY 31, 2002

The undersigned hereby appoints Robert K. Kretzman and Michael T. Sheehan, as proxies, each with the full power to appoint his substitute, and hereby authorizes them to represent and vote, as designated on the reverse side of this card, all shares of Series B Convertible Preferred Stock of Revlon, Inc. (the "Company") held of record by the undersigned at the close of business on April 2, 2002, at the Annual Meeting of Stockholders to be held on May 31, 2002 or any adjournment thereof.

                         (TO BE SIGNED ON REVERSE SIDE)

                         PLEASE DATE, SIGN AND MAIL YOUR
                      PROXY CARD BACK AS SOON AS POSSIBLE!

                         ANNUAL MEETING OF STOCKHOLDERS
                                  REVLON, INC.
    PROXY CARD FOR REVLON EMPLOYEES' SAVINGS, INVESTMENT AND PROFIT SHARING
                                PLAN PARTICIPANTS
                                  MAY 31, 2002

                 Please Detach and Mail in the Envelope Provided

A [X] PLEASE MARK YOUR
VOTES AS IN THIS
EXAMPLE.


                                                          WITHHOLD
                                                          AUTHORITY
                                                  to vote for all nominees
                                       FOR             listed at right
1. ELECTION OF                         [ ]                   [ ]
     DIRECTORS

FOR all nominees listed (except as marked to the contrary below):

              NOMINEES:  Ronald O. Perelman Donald G. Drapkin Meyer Feldberg Howard Gittis Vernon E. Jordan Edward J.
              Landau  Linda Gosden Robinson Terry Semel Jack L. Stahl Martha Stewart

                                                                                        FOR      AGAINST      ABSTAIN
2. Proposal to ratify the selection of KPMG LLP to                                      [ ]        [ ]          [ ]
     serve as the Company's independent accountants
     for fiscal 2002.

3. Proposal to approve the Series B                                                     [ ]        [ ]          [ ]
     Preferred Stock Conversion Rights.

4. Proposal to approve the Revlon, Inc. Fourth Amended                                  [ ]        [ ]          [ ]
     and Restated 1996 Stock Plan.

5. Stockholder proposal requesting the implementation of a                              [ ]        [ ]          [ ]
     code of corporate conduct based on the conventions of the
     International Labor Organization, if such proposal is presented at the meeting.

6. In their discretion, upon such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THIS PROXY WILL BE VOTED AS DIRECTED. IN THE ABSENCE OF DIRECTION,
THIS PROXY WILL BE VOTED FOR THE TEN NOMINEES FOR ELECTION, FOR PROPOSALS 2, 3 AND 4 AND AGAINST PROPOSAL 5.

STOCKHOLDERS ARE URGED TO DATE, MARK, SIGN AND RETURN THIS PROXY PROMPTLY IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF
MAILED WITHIN THE UNITED STATES.

SIGNATURES:                                                                  Date:                            , 2002

NOTE: Please sign exactly as name or names appear on stock certificate (as indicated hereon.)

                                  REVLON, INC.

           PROXY CARD FOR ANNUAL MEETING OF STOCKHOLDERS MAY 31, 2002
FOR REVLON EMPLOYEES' SAVINGS, INVESTMENT AND PROFIT SHARING PLAN PARTICIPANTS

The undersigned hereby appoints Robert K. Kretzman and Michael T. Sheehan, as proxies, each with the full power to appoint his substitute, and hereby authorizes them to represent and vote, as designated on the reverse side of this card, all shares of Class A Common Stock of Revlon, Inc. (the "Company") held of record by the undersigned at the close of business on April 2, 2002, at the Annual Meeting of Stockholders to be held on May 31, 2002 or any adjournment thereof.

                         (TO BE SIGNED ON REVERSE SIDE)